As filed with the Securities and Exchange Commission on September 22, 2022

1933 Act File No. 333-[ ]

1940 Act File No. 811-23827

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
and REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]

Hatteras Lower Middle Market Buyouts Fund
(Exact Name of Registrant as Specified in Charter)

8510 Colonnade Center Drive, Suite 150
Raleigh, North Carolina 27615
(Address of Principal Executive Offices)

(919) 846-2324
(Registrant’s Telephone Number)

David B. Perkins

Hatteras Investment Partners, LP
8510 Colonnade Center Drive, Suite 150
Raleigh, North Carolina 27615
(Name and Address of Agent for Service)

Copy to:
Joshua D. Deringer, Esq.
Faegre Drinker Biddle & Reath LLP
One Logan Square, Ste. 2000
Philadelphia, PA 19103-6996
215-988-2700

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE
OF THIS REGISTRATION STATEMENT.

[ ]	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

[X]	Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

[ ]	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

[ ]	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

[X ]	when declared effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[ ]	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _________.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ________.

[ ]	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ____________.

Check each box that appropriately characterizes the Registrant:

[X]	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

[ ]	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

[ ]	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

[ ]	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

[ ]	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

[ ]	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

[ ]	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

[X]	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SECTION 8(A), MAY DETERMINE.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED September 22, 2022

PROSPECTUS

Hatteras Lower Middle Market Buyouts Fund

Class R Shares
Class I Shares

Hatteras Lower Middle Market Buyouts Fund (the “Fund”) is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company.

Investment Objective. The Fund’s investment objective is to generate attractive long-term capital appreciation and current income through distributions expected to occur approximately quarterly beginning approximately in the first quarter of 2024 (“Distributions”).

Through the Fund, eligible investors can gain exposure to a diversified, evergreen private equity portfolio focused on North American lower middle market buyouts. The Fund’s investments are expected to consist of: (i) predominantly secondary investments in private equity funds; (ii) direct investments and co-investments in the equity and/or debt of portfolio companies; and to a lesser extent (iii) primary investments in private equity funds, including without limitation, fund-of-funds; and (iv) publicly traded private equity investments, funds or other investment vehicles. The Fund cannot guarantee that it will meet its investment objective. Investing in the Fund involves a high degree of risk. See “RISK FACTORS” beginning on page [  ].

	Class R Shares	Class I Shares	Total
Public Offering Price(1)	Current Net Asset Value	Current Net Asset Value	$[ ]
Sales Load(2)	3.50%	None	$[ ]
Proceeds to the Fund (Before Expenses)(3)	Current Net Asset Value, less applicable Sales Load	Current Net Asset Value	Up to $[ ]

(1)	Hatteras Capital Distributors, LLC (the “Distributor) acts as the principal underwriter of the Fund’s Shares on a best-efforts basis. Generally, the stated minimum investment and subsequent investment amounts by an investor in the Fund is $25,000 and $5,000 with respect to Class R Shares, and $1,000,000 and $5,000 with respect to Class I Shares, which stated minimums may be reduced for certain investors (e.g. “qualified clients” whose investments are aggregated by a brokerage firm).
(2)	Investments in Class R Shares may be subject to a Sales Load of up to 3.50% of the investment. For some investors, a Sales Load may be waived or reduced (in whole or in part). The full amount of the Sales Load may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase shares of the Fund.
(3)	Assumes all shares currently registered are sold in the offering. Shares will be offered in a continuous offering at the Fund’s then current net asset value, plus any applicable Sales Load, as described herein. The Fund will bear its organizational costs of approximately $[ ]. The Fund has additionally incurred offering costs of approximately $[ ]. The Fund’s offering costs, whether borne by Hatteras Investment Partners, LP (the “Adviser”) or the Fund, are being capitalized and amortized over the 12-month period beginning on the Initial Closing Date (as defined below). The Fund will also bear certain ongoing offering costs associated with the Fund’s continuous offering of Shares. See “FUND EXPENSES.”

This prospectus (the “Prospectus”) applies to the offering of two separate classes of shares of beneficial interests (“Shares”) in the Fund, designated as Class R Shares and Class I Shares. The Fund’s Shares will generally be offered on the first business day of each month at the net asset value per Share on that day. No person who is admitted as a shareholder of the Fund (a “Shareholder”) will have the right to require the Fund to redeem its Shares. This Prospectus is not an offer to sell Shares and is not soliciting an offer to buy Shares in any state or jurisdiction where such offer or sale is not permitted. Investments in the Fund may be made only by “Eligible Investors” as defined herein. See “ELIGIBLE INVESTORS.”

If you purchase Shares of the Fund, you will become bound by the terms and conditions of the Agreement and Declaration of Trust dated [ ] (the “Agreement and Declaration of Trust”). A copy of the Agreement and Declaration of Trust is attached as Appendix A to this Prospectus.

Shares are speculative and illiquid securities involving substantial risk of loss.

●	Shares are not listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop.
●	Shares are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the Agreement and Declaration of Trust. Although the Fund may offer to repurchase Shares from time to time, Shares will not be redeemable at a Shareholder’s option nor will they be exchangeable for Shares or shares of any other fund. As a result, an investor may not be able to sell or otherwise liquidate his or her Shares.
●	Shares are appropriate only for those investors who can tolerate a high degree of risk and do not require a liquid investment and for whom an investment in the Fund does not constitute a complete investment program.

There are risks associated with the Fund’s distribution sources.

●	The amount of distributions that the Fund may pay, if any, is uncertain.
●	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as offering proceeds, borrowings, and amounts from the Fund’s affiliates that are subject to repayment by investors.

No Prior History. The Fund has no operating history and the shares have no history of public trading.

This Prospectus concisely provides information that you should know about the Fund before investing. You are advised to read this Prospectus carefully and to retain it for future reference. Additional information about the Fund, including the Fund’s statement of additional information (the “SAI”), dated [  ], has been filed with the SEC. You can request a copy of the SAI and annual and semi-annual reports of the Fund without charge by writing to the Fund, c/o UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at [  ]. The SAI is incorporated by reference into this Prospectus in its entirety. You can obtain the SAI, and other information about the Fund, on the SEC’s website at sec.gov. The address of the SEC’s internet site is provided solely for the information of prospective investors and is not intended to be an active link.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown below. Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

THE FUND’S PRINCIPAL UNDERWRITER IS HATTERAS CAPITAL DISTRIBUTORS.

As permitted by SEC regulations, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund. Instead, the reports will be made available on the Fund’s website, [ ]. Each time a report is posted you will be notified by mail with a website link to access the report.

If you hold shares directly with the transfer agent, you may elect to receive shareholder reports and all other communications from the Fund electronically, by writing the Fund, c/o UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212 or by calling toll-free at [ ]. If you own shares through a financial intermediary (such as a broker-dealer of bank), you must contact your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary, that you wish to receive paper copies of your shareholder reports by contacting them directly. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

The date of this Prospectus is [  ], 2022

SUMMARY

This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this Prospectus, the SAI, and the Agreement and Declaration of Trust.

The Fund

The Fund is a newly organized Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a diversified, closed-end management investment company. The Fund was organized as a Delaware statutory trust on [  ].

The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

The Fund offers two separate classes of shares of beneficial interest (“Shares”) designated as Class R Shares and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future. The Fund intends to apply to receive an exemptive order from the Securities and Exchange Commission (the “SEC”) with respect to the Fund’s multi-class structure. There is no assurance that the Fund will be granted the exemptive order.

Investment Objective and Principal Strategies

The Fund’s investment objective is to generate long-term capital appreciation and current income through Distributions.

The Fund is focused exclusively on North American lower middle market buyouts. Through the Fund, eligible investors can gain exposure to a diversified, evergreen private equity portfolio focused on North American lower middle market buyouts.

The Fund’s investments (the “Fund Investments”) are expected to include:

●   “Secondary Investments” by purchasing existing interests in private equity funds (“Private Equity Funds”) managed by third-party managers (“Private Equity Managers”);

●   “Direct Investments” and “Co-Investments” in the equity and/or debt of portfolio companies;

●   “Primary Investments” by making commitments for interests in new Private Equity Funds, including without limitation, fund-of-funds managed by Private Equity Managers; and

●   “Publicly Traded Private Investments” by investing in publicly traded private equity companies, funds or other investment vehicles.

A detailed discussion of the Fund’s investment objectives and strategies and the Adviser’s and Sub-Adviser’s investment process can be found under “INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES” AND “OVERVIEW OF INVESTMENT PROCESS.”

Risk Factors

An investment in the Fund involves substantial risks and special considerations. A detailed discussion of the risks associated with an investment in the Fund can be found under “RISK FACTORS”.

●   Shares will not be listed on any securities exchange and it is not anticipated that a secondary market for Shares will develop;

●   Although the Fund intends to offer a limited degree of liquidity by generally conducting quarterly repurchase offers, a Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. See GENERAL RISKS – Unlisted Closed-End Fund; Limited Liquidity; In-Kind Distributions and Repurchase Offers

●   The Fund is a diversified, closed-end investment company with a limited operating history and is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Fund will not achieve its investment objectives and that the value of Shares could decline. See GENERAL RISKS;

●   The Fund operates in a highly competitive market for investment opportunities and there can be no assurance that the Fund will be able to locate and complete attractive investments. See RISKS SPECIFIC TO SECONDARY INVESTMENTS – Competition; RISKS SPECIFIC TO PRIVATE CREDIT INVESTMENTS – Origination Activities;

●   Because the Fund invests in Private Equity Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Private Equity Manager of each Private Equity Fund in direct proportion to the amount of Fund assets that are invested in each Private Equity Fund. Private Equity Funds, generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Private Equity Funds. See SPECIAL RISKS OF FUND- OF- FUNDS STRUCTURE;

●   By investing in Private Equity Funds indirectly through the Fund, the investor bears (i) asset-based and performance-based fees charged by the Fund, (ii) any asset-based fees and performance-based fees and allocations at the Private Equity Fund level and (iii) a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs and administrative fees) and, indirectly, similar expenses of the Private Equity Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Private Equity Fund directly or in a closed-end fund which did not utilize a “fund-of-funds” structure. See SPECIAL RISKS OF FUND- OF- FUNDS STRUCTURE - Multiple Levels of Fees and Expenses;

●   There can be no assurance that the Fund will be given direct investment opportunities, or that any direct investment offered to the Fund would be appropriate or attractive to the Fund. The level of due diligence on direct investments may be limited and there may be limited opportunities to negotiate the terms of such investments. See RISKS SPECIFIC TO CO-INVESTMENTS AND DIRECT INVESTMENTS.

●   Valuations of the Fund and Fund Investments are calculated based upon a good faith assessment of the fair value of the assets. Therefore, valuations of investments for which market quotations are not readily available, may differ materially from the values that would have resulted, if a liquid market for such investments had existed. As an asset class, the private equity has exhibited volatility in returns over different periods and it is likely that this will continue to be the case in the future. Such variability may cause results for a particular period not to be indicative of performance in a future period. See SPECIAL RISKS OF FUND-OF-FUNDS STRUCTURE and INVESTMENT-RELATED RISKS.

Management	The Fund’s Board of Trustees (the “Board”) has overall responsibility for the management and supervision of the business operations of the Fund. See “MANAGEMENT OF THE FUND—The Board of Trustees.” To the extent permitted by applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board or the Adviser.

The Adviser	Pursuant to an investment advisory agreement (the “Investment Advisory Agreement”), Hatteras Investment Partners, LP, an investment adviser that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), serves as the Fund’s investment adviser (the “Adviser”). The Adviser was organized as a limited partnership under the laws of the State of Delaware on September 30, 2013.

The Sub-Adviser

Pursuant to an investment sub-advisory agreement (the “Sub-Advisory Agreement”), P10 Advisors, LLC, an investment adviser that is registered as an investment adviser under the Advisers Act, serves as the Fund’s non-discretionary investment sub-adviser (the “Sub-Adviser” or “P10 Advisors”). Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser will make investment recommendations to the Adviser.

However, all investment decisions for the Fund (including, without limitation, acquisition and disposition decisions) will be made exclusively by the Adviser, The Adviser will have sole authority, under the terms of the Investment Advisory Agreement, to exercise and direct portfolio transactions on the Fund’s behalf.

The Sub-Adviser was organized as a limited liability company under the laws of the State of Delaware law on April 1, 2021.

Fund Administration

The Fund has retained UMB Fund Services, Inc. (the “Administrator”) to provide it with certain administrative services. The Fund compensates the Administrator for these services and reimburses the Administrator for certain of its out-of-pocket expenses. See “Fees and Expenses” below.

Fees and Expenses

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[  ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date (as defined below) and are not expected to exceed $[  ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders.

On an ongoing basis, the Fund bears its own operating expenses (including, without limitation, its offering expenses). A more detailed discussion of the Fund’s expenses can be found under “FUND EXPENSES.”

Investment Advisory Fee.  The Fund pays the Adviser an investment advisory fee (the “Investment Advisory Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Advisory Fee equal to 1.50%, on an annualized basis, of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. “Commitments” means a contractual obligation to acquire an interest in, or provide the total commitment amount over time to, a Private Equity Fund, when called by the Private Equity Fund. The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. See “INVESTMENT ADVISORY FEE.” The Fund also reimburses the Adviser for certain out-of-pocket expenses.

Incentive Fee. At the end of each calendar quarter (and at certain other times), the Adviser will also be entitled to receive an additional amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account (as defined below). The Fund will maintain a memorandum account (the “Loss Recovery Account”), which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. For purposes of the Incentive Fee, the term “net profits” means the amount by which the net asset value (“NAV”) of the Fund on the last day of the relevant period exceeds the NAV of the Fund as of the commencement of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee and any amount contributed to or withdrawn from the Fund by shareholders). Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.  See “Incentive Fee.”

Administration Fee. The Administrator provides the Fund certain administration and accounting services. In consideration for these services, the Administrator is paid an annual fee calculated based upon the average net asset value of the Fund, subject to a minimum annual fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Fund also reimburses the Administrator for certain out-of-pocket expenses and pays the Administrator a fee for transfer agency and custodian services. See “ADMINISTRATION.”

Distribution and Service Fee. The Fund intends to apply for an exemptive relief from the SEC that will allow the Fund, subject to certain conditions, to adopt a Distribution and Service Plan with respect to Class R Shares in compliance with Rule 12b-1 under the Investment Company Act. There can be no assurances the SEC will grant such relief to the Fund; however, if approved, under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class R Shares (the “Distribution and Servicing Fee”) to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. The Distribution and Servicing Fee will be paid out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. For purposes of determining the Distribution and Servicing Fee only, the value of the Fund’s assets will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Servicing Fee. See “DISTRIBUTION AND SERVICE PLAN”.

Distributions

Because the Fund intends to qualify annually as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), the Fund intends to distribute at least 90% of its annual net taxable income to its Shareholders. Nevertheless, there can be no assurance that the Fund will pay distributions to Shareholders at any particular rate. Each year, a statement on Internal Revenue Service (“IRS”) Form 1099-DIV identifying the amount and character of the Fund’s distributions will be mailed to Shareholders. See “Taxes” below.

Distributions

Beginning the first quarter 2024, at the Board’s discretion, the Fund intends to begin authorizing and declare quarterly dividend distributions to the extent the has material net investment come (investment income, capital gains and return of capital). Although a return of capital will generally not be taxable to a shareholder, it would reduce the shareholder’s cost basis in Shares and may result in higher capital gains taxes, or a lower capital loss, when Shares are sold. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses.

Eligible Investors	Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act of 1933, as amended (the “Securities Act”). The criteria for qualifying as a “qualified client” and an “accredited investor” are set forth in the subscription documents that must be completed by each prospective investor.

In addition, Shares are generally being offered only to investors that are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet eligibility standards as defined by the Fund pursuant to applicable law in the relevant jurisdictions. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to the Fund, c/o UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Shareholders.”

To the extent the Fund identifies any Shareholder holding Shares that was not an Eligible Investor at the time of acquiring such Shares, the Fund reserves the right to (i) cause a mandatory redemption of all or some of the Shares of such Shareholder, or any person acquiring Shares from or through such Shareholder and/or (ii) take any other action the Board determines to be appropriate in light of the circumstances.

Purchasing Shares	The minimum initial investment in the Fund for Class R Shares is $25,000, and the minimum initial investment for Class I Shares is $1,000,000. The minimum additional investment is $5,000 for both Class R Shares and Class I Shares, except for additional purchases pursuant to the dividend reinvestment plan. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion.

Investments in Class R Shares of the Fund are sold subject to a Sales Load of up to 3.50% of the investment. For some investors, the Sales Load may be waived or reduced. No Sales Load may be charged without the consent of the Distributor. The full amount of the Sales Load may be reallowed to brokers or dealers participating in the offering. Your financial intermediary may impose additional charges when you purchase shares of the Fund. See “Sales Load.”

Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending any closing, funds received from prospective investors will be placed in an account with UMB Bank n.a., the Fund’s transfer agent (the “Transfer Agent”). On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund.

A prospective investor must submit a completed subscription document on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to accept or reject, in its sole discretion, any request to purchase Shares at any time. The Fund also reserves the right to suspend or terminate offerings of Shares at any time. Additional information regarding the subscription process is set forth under “PURCHASING SHARES.”

The Initial Closing	It is anticipated that the initial closing will occur no later than [December 1, 2022] (the “Initial Closing Date”). The purchase price of the Shares on the Initial Closing Date will be based on the net asset value per Share as of the date such shares are purchased. Thereafter, the purchase price Shares will also be based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Dividend Reinvestment Plan

The Fund has adopted an “opt out” dividend reinvestment plan (the “DRIP”). Investors that wish to participate in the DRIP will not be required to take any action. A participating investor’s distribution amount will purchase Shares at the net asset value of the Fund. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s subscription document or by notifying the Administrator in writing at Hatteras Lower Middle Market Buyouts Fund, c/o UMB Fund Services, Inc., located at 235 West Galena Street, Milwaukee, WI 53212. To receive dividend and/or capital gain distributions, written notice must be received by the Administrator 60 days prior to the distribution record date, for return of capital, written notice is 180 days to begin receiving distributions and 30 days to resume reinvestment of return of capital, or the Shareholder will receive such distribution in shares through the DRIP.

Distribution Election Options

A Shareholder may elect from the following options for distributions:

●     Reinvest dividends, capital gains and all return of capital;

●     Reinvest dividends and capital gains; distribute return of capital;

●     Reinvest dividends; distribute capital gains and return of capital;

●     Distribute dividends, capital gains and all return on capital.

Repurchases of Shares	The Fund is not a liquid investment. No Shareholder will have the right to require the Fund to redeem its Shares. The Fund from time to time may offer to repurchase Shares pursuant to written tenders by the Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on [March 31, 2024] (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each, June 30, September 30, December 31 and March 31.

Any repurchases of Shares will be made at such times and on such terms as may be determined by the Board from time to time in its sole discretion. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. In determining whether the Fund should offer to repurchase Shares from Shareholders of the Fund pursuant to repurchase requests, the Board may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors.

In considering whether to repurchase Shares during periods of financial market stress, the Board may offer to repurchase Shares at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares. See “REPURCHASE OF SHARES.”

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. See “REPURCHASES OF SHARES.”

Transfer Restrictions	A Shareholder may assign, transfer, sell, encumber, pledge or otherwise dispose of (each, a “transfer”) Shares only (i) by operation of law pursuant to the death, divorce, insolvency, bankruptcy, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances). Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of the transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Such notice of a proposed transfer of Shares must also be accompanied by properly completed subscription documents in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

Each transferring Shareholder and transferee may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. See “TRANSFERS OF SHARES.”

Taxes	The Fund intends to elect to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes, and it further intends to elect to be treated, and expects each year to qualify as a RIC for U.S. federal income tax purposes. As such, the Fund generally will not be subject to U.S. federal corporate income tax, provided that it distributes all of its net taxable income and gains each year. It is anticipated that the Fund will principally recognize capital gains and dividends and therefore dividends paid to Shareholders in respect of such income generally will be taxable to Shareholders at the reduced rates of U.S. federal income tax that are applicable to individuals for “qualified dividends” and long-term capital gains.

For a discussion of certain tax risks and considerations relating to an investment in the Fund see “Tax Reports” below and “CERTAIN TAX CONSIDERATIONS.”

Prospective investors should consult their own tax advisers with respect to the specific U.S. federal, state, local, U.S. and non-U.S. tax consequences, including applicable tax reporting requirements.

Tax Reports	The Fund will distribute to its Shareholders, after the end of each calendar year, IRS Forms 1099-DIV detailing the amounts includible in such investor’s taxable income for such year as ordinary income, qualified dividend income and long-term capital gains. Dividends and other taxable distributions are taxable to the Fund’s Shareholders even if they are reinvested in additional Shares pursuant to the DRIP.

Reports to Shareholders

Shareholders will receive an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Shareholders also will be sent reports regarding the Fund’s operations each quarter. See “REPORTS TO SHAREHOLDERS.”

Fiscal and Tax Year

The Fund’s first fiscal year will conclude on March 31, [ ]. Thereafter, the Fund’s fiscal year will be the 12-month period ending on March 31. The Fund’s first taxable year will conclude on September 30, [  ]. Thereafter, the Fund’s taxable year will be the 12-month period ending on September 30.

Term	The Fund’s term is perpetual unless the Fund is otherwise terminated under the terms of the Agreement and Declaration of Trust.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Shareholders can expect to bear directly or indirectly.

SHAREHOLDER FEES	Class R Shares	Class I Shares
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)(1)	3.50%	None
Maximum Early Repurchase Fee (as a percentage of repurchased amount)(2)	2.00%	2.00%

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)(3)
Investment Advisory Fee(4)	1.75%	1.75%
Incentive Fee(5)	[ ]%	[ ]%
Distribution and Servicing Fees(6)	1.00%	0.00%
Fees and Interest Payments on Borrowed Funds (7)	[ ]%	[ ]%
Other Expenses(7)	[ ]%	[ ]%
Acquired Fund Fees and Expenses(8)	[ ]%	[ ]%
Total Annual Expenses	[ ]%	[ ]%
Fee Waiver and/or Expense Reimbursement(9)	[ ]%	[ ]%
Total Annual Fund Operating Expenses (after Fee Waiver and/or Expense Reimbursement)	[ ]%	[ ]%

(1)	Investors in Class R Shares may be charged a Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by each investor depends on the amount invested by each investor in Class R Shares. See “Sales Load.”
(2)	A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a Shareholder’s Class R Shares and Class I Shares at any time prior to the day immediately preceding the one-year anniversary of a Shareholder’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by a Shareholder may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Shareholder. In addition, under certain circumstances the Board may offer to repurchase Shares at a discount to their prevailing net asset value. See “REPURCHASES OF SHARES.”
(3)	Amount assumes estimated average net assets of approximately $[235] million during the following twelve months. [That amount also assumes that the Fund maintains a credit line equal to approximately $30 million, and such line is drawn down by approximately 25% on average.] Actual expenses will depend on the average net assets and the amount of leverage the Fund employs, if any. There can be no assurance that the Fund will reach estimated average net assets of approximately $[235] million during the following twelve months.
(4)	The Investment Advisory Fee is equal to 1.50%, on an annualized basis, of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. For purposes of determining the Investment Advisory Fee payable to the Adviser for any month, the net asset value will be calculated prior to any reduction for any fees and expenses of the Fund for that month, including, without limitation, the Investment Advisory Fee payable to the Adviser for that month. In no event will the Investment Advisory Fee exceed 1.75% as a percentage of the Fund’s net asset value. See “INVESTMENT ADVISORY FEE” for additional information.
(5)	The Adviser will be entitled to receive an Incentive Fee, that is accrued monthly. Because the Fund has not commenced operations the Incentive Fee has yet to be charged. See “INCENTIVE FEE” for information regarding how the Incentive Fee is calculated.
(6)	The Fund intends to apply has received exemptive relief from the SEC permitting it to offer multiple classes of Shares and to adopt a distribution and service plan for Class R Shares. There can be no assurances the SEC will grant such relief to the Fund; however, if approved, the Fund may charge a distribution and /or shareholder servicing fee up to a maximum of 1.00% per year on Class R Shares on an annualized basis of the aggregate net assets of the Fund attributable to such class. The Fund may use these fees, in respect of the relevant class, to compensate financial intermediaries or financial institutions for distribution-related expenses, if applicable, and providing ongoing services in respect of clients with whom they have distributed Class R Shares of the Fund. See “DISTRIBUTION AND SERVICE PLAN.”

(7)	Fees and Interest Payments on Borrowed Funds and Other Expenses are estimated for the Fund’s current fiscal year.
(8)	[Shareholders also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in Fund Investments. Generally, asset-based fees payable in connection with Fund Investments will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment, and performance or incentive fees or allocations are typically 10% to 20% of a Fund Investment’s net profits annually, although it is possible that such amounts may be exceeded for certain Private Equity Managers. Historically, a substantial majority of the direct investments made by the Adviser and its affiliates on behalf of their clients have been made without any “acquired fees” (i.e., free of the management fees and performance/incentive fees or allocations that are typically charged by Private Equity Managers). The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance-based fees or allocations paid by the Fund Investments that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Fund Investments. “Acquired Fund Fees and Expenses” are estimated for the Fund’s current fiscal year.]

(9)	[The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, and the Incentive Fee) do not exceed [2.20]% and [1.20]% of the average daily net assets of Class R Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement also provides that, after the commencement of operations until the first anniversary of the commencement of operations, the Adviser agrees to waive fees payable to it by the Fund on assets held in cash or cash equivalents less the total amount of capital committed by the Fund and not yet drawn for investment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.

The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Shareholders will bear directly or indirectly. “Other Expenses,” as shown above, includes, among other things, professional fees and other expenses that the Fund will bear, including initial and ongoing offering costs and fees and expenses of the Administrator, Transfer Agent and Custodian. For a more complete description of the various fees and expenses of the Fund, see “INVESTMENT ADVISORY FEE,” “INCENTIVE FEE,” “ADMINISTRATION,” “CUSTODIAN,” “FUND EXPENSES,” “REPURCHASES OF SHARES” and “PURCHASING SHARES.”

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of Shares.

EXAMPLE

Class R Shares

You Would Pay the Following Expenses Based on the Imposition of the 3.50% Sales Load and a 1.00% Distribution and Servicing Fee and a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
With Redemption	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Without Redemption	$	[ ]	$	[ ]	$	[ ]	$	[ ]

Class I Shares You Would Pay the Following Expenses Based on a $1,000 Investment in the Fund, Assuming a 5% Annual Return:	1 Year		3 Years		5 Years		10 Years
With Redemption	$	[ ]	$	[ ]	$	[ ]	$	[ ]
Without Redemption	$	[ ]	$	[ ]	$	[ ]	$	[ ]

The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown. Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

USE OF PROCEEDS

The proceeds from the sale of Shares, not including the Fund’s fees and expenses (including, without limitation, offering expenses), will be invested by the Fund as soon as practicable after receipt of such proceeds in accordance with the Fund’s investment objective and strategies, consistent with market conditions and the availability of suitable investments.

[It is anticipated that proceeds from the sale of Shares will be invested in appropriate investment opportunities within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending as long as six months.] Such proceeds will be invested in the Fund’s escrow account prior to the closing of the applicable offering. Delays in investing the Fund’s assets may occur because certain Fund Investments selected by the Adviser or Sub-Adviser may provide infrequent opportunities to purchase their securities, or due to the time required for Private Equity Managers to invest the amounts committed by the Fund, or because a prospective Private Equity Fund fails to close. See “PURCHASING SHARES.”

A portion of the amount of proceeds of the offering of Shares or any other available funds may be invested in short-term securities or money market funds pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund’s investment objective and strategies. In addition, subject to applicable law, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund’s assets are not substantially invested in accordance with its principal investment strategies.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Investment Objective

The Fund’s investment objective is to generate long-term capital appreciation and current income through distributions expected to occur approximately quarterly beginning approximately in the first quarter of 2024.

Through the Fund, eligible investors can gain exposure to a diversified, evergreen private equity portfolio focused on North American lower middle market buyouts. Fund Investments are expected to consist of: (i) predominantly in Secondary Investments in Private Equity Funds; (ii) Direct Investments and Co-Investments in the equity and/or debt of portfolio companies, frequently alongside Private Equity Managers; and to a lesser extent (iii) Primary Investments in Private Equity Funds, including, without limitation, fund-of-funds; and (iv) Publicly Traded Private Investments, funds or other investment vehicles. No assurance can be given that the Fund will achieve its investment objective or that it will not sustain losses

The Fund may borrow money as market conditions permit and at the discretion of the Adviser in an effort to enhance the Fund’s returns. See “INVESTMENT POLICIES – Borrowing by the Fund” for additional information about the risk in borrowing money.

The Fund’s investment objective, investment policies, allocation ranges, strategies and restrictions of the Fund are non-fundamental and may be changed by the Board without the approval of the Shareholders. Except as otherwise stated in this Prospectus or the Agreement and Declaration of Trust of the Fund. The Fund’s fundamental policies, which are listed in the SAI, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Fund’s principal investment policies and strategies are discussed below.

Principal Investment Strategy

Fund Investments will focus on North American lower middle market buyouts. The Fund may gain access to buyouts through Secondary Investments, Direct Investments and Co-investments, Primary Investments, and Publicly Traded Private Investments. Over time, the Fund will attempt to diversify Fund Investments by vintage, investment type, manager, and industry sectors. “Vintage year” refers to the year in which a Fund Investment was established.

Private Equity is a common term for investing in non-public companies through a privately negotiated transaction. Private equity investing seeks to generate capital appreciation through investments in private companies in need of capital. The Private Equity Manager seek to profit from, among other things, the inefficiencies inherent in these markets through valuation and due diligence analysis of available business opportunities. Over time, the Fund will attempt to invest in a group of Private Equity Funds that vary widely in vintage, manager, industry sector, duration, liquidity, and the extent to which the Private Equity Managers take an active role in managing and operating the business. Additionally, it is expected that Private Equity Funds will engage in both Direct Investments and Co-Investments in equity and/or debt investments of operating companies.

Private Equity Funds are typically organized as limited partnerships and are the most common vehicles for making private equity investments. In such funds, investors commit capital to the fund during the fund’s fundraising period. The Private Equity Manager then makes investments on behalf of the fund, typically according to a pre-defined investment strategy and time horizon. The fund’s investments are usually realized, or “exited” after a two- to six-year holding period through a private sale, an initial public offering (IPO), trade sale or a recapitalization, and the proceeds are distributed to the fund’s investors. The funds themselves typically have a duration of ten to twelve years.

The Private Equity Funds are diverse and can be divided into several different segments, each of which may exhibit distinct characteristics based on combinations of various factors. These include the type of investment and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Private Equity Strategies have increased significantly over the last 35 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency. It is now common for large pension funds, endowments, and other institutional investors to dedicate several percentage points of their overall portfolios to private equity.

Private Credit investments generally consist of loans and similar investments made in private companies negotiated directly with the borrower, including senior and/or subordinated debt, unitranche debt, secured and/or unsecured debt. often as a component of the transaction, preferred or common equity, warrants and other securities offered in connection with such debt. Private Credit also includes alternative lending, including leveraged loans, trade finance, debtor-in-position, consumer lending, receivable transfers, life settlement and mezzanine and distressed debt either controlled or non-controlled, turnarounds and special situations.

Private Equity Financing Stages. In the private equity asset class, “financing stage” is a term used to describe investments in operating companies at a certain stage of development. The different financing stages have distinct risk, return and correlation characteristics, and play different roles within a diversified portfolio. Broadly speaking, private equity investments can be broken down into four financing stages: venture capital, growth capital, buyouts, and special situations. These categories may be further subdivided based on the investment strategies that are employed. The Fund is focused on buyouts and will not make investments in venture capital, or growth capital.

●	Buyouts. Control investments in established, cash flow positive companies are usually classified as buyouts. Buyout investments represent the largest portion of the capital deployed in the overall private equity market. The use of debt financing, or leverage, is prevalent in buyout transactions. Buyout managers enhance returns in four areas: (1) restructuring balance sheets, (2) purchasing businesses at favorable entry points as compared to public market multiples through direct negotiations with the seller, (3) having flexibility in implementing strategic and operational changes to drive growth and increase operating margins without public scrutiny associated with publicly traded companies, and (4) portfolio company exits are controlled by the manager, which can maximize returns through a competitive sale process.

Buyout managers may focus on the size of the company transactions. PitchBook breaks the buyouts market into three broad categories, (defined as US-based companies acquired through buyout transactions) US Middle Market $25 million to $1 billion, Large Market $1 billion to $2.5 billion, and Mega Market transactions in excess of $2.5 billion. The middle market is broken down further into:

●	Lower Middle Market (LMM)	$25 million to $100 million
●	Core Middle Market (CMM)	$100 million to $500 million
●	Upper Middle Market (UMM)	$500 million to $1 billion

●	Venture Capital. Investments in new and emerging companies are usually classified as venture capital. Such investments are often in technology, healthcare, or other high growth industries. Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public. Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as pre-seed, seed, early and growth stage, late stage and maturity and exit stage) in partnership with other investors.

●	Growth Capital. Investments in relatively mature private companies for expansion, restructuring, entering into a new market territory or product, or a strategic acquisition. Companies financed by growth capital are generally more likely to be more mature than venture capital funded companies, as described above, and are typically able to generate revenue and are profitable. These companies do not have sufficient cash available to fund strategic plan. Growth capital investors will often take a minority interest, used for a strategic expansion such as sales and marketing, plant and equipment, new products and acquisitions. By selling part of the company to a private equity manager, the company owner, usually the founder, does not take on the financial risk alone and can share the risk of growth in exchange for value in the company.

●	Special Situations. Investments that do not fall within the categories above are usually classified as special situations. Such investments encompass a broad range of investment strategies and financial instruments including structured equity, distressed debt, turnarounds and/or other niche strategies. The value drivers and cash flow characteristics of special situations investments are frequently distinct from those of other private equity investments, complementing a buyout and venture capital portfolio.

Private Investment Types

●	Secondary Investments. A Secondary Investment is privately negotiated purchase of existing interest in Private Equity Funds, normally after the end of the fund’s fundraising period. Secondaries may be private equity, private real estate, private energy and natural resources or private credit.

The private equity secondary market refers to the buying and selling of existing private equity fund commitments. The buyer of a secondary position agrees to purchase the existing limited partners position in a private equity fund, typically at a discount to the fund’s net asset value. The buyer also assumes the existing obligations to meet future fund capital calls. Secondary Investments have usually already established positions in portfolio companies, they are viewed as more mature investments than Primary Investments in their investment lifecycle. Because the existing portfolio companies being known they are Underwriteable assets that help drive attractive returns. This is why their investment return patterns may reduce or in some cases even eliminate the J-curve pattern associated with Primary Investments. Other benefits of Secondary Investments include acceleration of capital deployment and capital distributions.

●	Primary Investments. A Primary Investment is an investment in a new private fund during the fundraising period. Typically, Private Equity Managers will raise new funds once every two to four years. Many of the top-performing funds are closed to new investors, making existing relationships highly important for primary fund investors.

Primary Investment's return pattern typically exhibit a value development pattern, commonly known as a “J-curve,” where the fund’s value will experience a decline in value during the early years of the fund’s lifecycle due to investment related fees and expenses occurring before investment gains can be captured. As the portfolio matures and individual portfolio companies are exited, the pattern will normally be reversed with increasing net asset value and distributions coming from the exited portfolio companies.

Primary Investment investors make capital commitments to new private funds during the initial fundraising period. Primary Investment investors do not fund their commitments upfront, rather Private Equity Managers call capital from their investors when they find individual portfolio company investment opportunities (typically eight to twenty depending on the fund strategy) during a defined investment period. Investors commit capital to a portfolio of largely or entirely unknown portfolio companies. This “blind-pool” risk puts a lot of reliance on the expertise and capabilities of the Private Equity Managers.

The Adviser intends to make limited use of Primary Investments in the construction of the Private Investment Strategy.

●	Co-Investments and Direct Investments. A Co-Investment is a direct investment in a Private Equity Fund’s individual portfolio company alongside the Private Equity Manager. Co-Investments are offered to Private Equity Fund investors when the Private Equity Manager believes there is an attractive investment opportunity, but the total size of the investment exceeds the allocation policy of the Private Fund Manager. Direct Investments are similar but are made without the Private Equity Manager’s investment in the portfolio company. Co-Investments and Direct Investments can include equity and/or debt investments of operating companies.

Both Co-Investments and Direct Investments are generally the most cost-effective way to make Private Equity Investments, by avoiding the expenses and fees associated with investing in Private Equity Funds.

OVERVIEW OF INVESTMENT PROCESS

Portfolio Construction

The Fund’s investment process will begin with an allocation framework among: (i) Secondary Investments; (ii) Direct Investments and Co-Investments; (iii); Primary Investments and (iv) Publicly Traded Private Investments. The framework also provides for allocations across vintage years. It is expected that through such allocations, the Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, sector, vintage year or a smaller number of funds. The allocation among these types of investments may vary from time to time, especially during the Fund’s initial period of investment operations.

Over time, the allocation ranges and commitment strategy—each, as described below—may be adjusted based on the Adviser’s analysis of the private equity market, the Fund’s existing portfolio at the relevant time, availability of desirable investments at reasonable prices or other pertinent factors.

Target Allocations

The Fund's representative target allocations are shown below. The Fund is focused exclusively on North American lower middle market buyouts. The percentages are guidelines, and the Fund’s actual allocation of investments may vary from the designations below.

Adviser’s Right to Alter Allocation Ranges. Subject to the Agreement and Declaration of Trust of the Fund, the Adviser, in its sole discretion, may change or modify the allocation ranges from time to time.

Manager Diversification. The Fund generally will attempt to allocate assets among multiple Private Equity Funds to achieve an appropriately broad diversification among investment strategies and also among Private Equity Managers. The Fund will take into consideration, at the time invested, the Fund Investment’s percentage of a single Private Equity Fund’s net assets and the percentage of any family of funds known to be managed by the same Private Equity Manager. In addition, the Fund shall not invest capital, which at the time invested, represents more than [25]% of a Private Equity Fund’s net assets that are managed using a strategy substantially similar to the Fund Investment.

Commitment Strategy

Private Equity commitments are typically not immediately invested. Commitments are called by a Private Equity Manager and invested over time, as investments in portfolio companies are identified. The Fund’s commitment strategy is managed to accelerate capital deployment and distributions, mitigate, or as much as possible, eliminate the “J-Curve” and minimize cash drag. As a result, the Fund will seek to address these issues by allocating a significant percentage of the Fund to Secondary Investments. Secondary Investments typically will have less unfunded commitments, shorter duration, and more accelerated distributions compared to Primary Investments.

The Fund will use the commitment strategy to construct a highly diversified Secondary Investment portfolio diversified by vintage, investment type, sector, manager and fund. Particular emphasis of the commitment strategy is placed on vintage year (the year of the fund’s first close in its fundraising period) diversification. Secondary Investments can be used as an investment tool to gain backward vintage year diversification.

The Fund’s anticipated Private Investment Type allocation ranges are set forth below. The percentage ranges shown below are intended to be guidelines and the Fund’s actual allocations among Investment Types may vary from the designated ranges from time to time.

The Fund intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

●	Actively managing cash and liquid assets; and
●	Establishing a credit line on behalf of the Fund to provide liquidity for drawdowns by underlying Private Equity Funds and to satisfy redemption requests

The Fund is expected to hold liquid assets to the extent required for purposes of liquidity management. To enhance the Fund’s liquidity, particularly in times of possible net outflows through the redemption of Shares by investors, the Adviser may sell certain components of the Fund’s assets.

Notwithstanding the above, the Fund may, from time to time and subject to applicable law, invest directly in securities of operating companies, including, without limitation, in portfolio companies held by one or more Private Equity Funds (whether or not the investment is sourced from a Private Equity Funds in which the Fund is currently invested).

Access. Many funds are organized as limited partnerships that are not required to register under the Investment Company Act because they do not publicly offer their securities and are restricted as to either the number of investors permitted to invest in such funds or as to the qualifications of persons eligible to invest (determined with respect to the value of investment assets held by the managers of such investor) in such funds. Many of these funds will have greater investment flexibility than traditional investment funds (such as mutual funds and most other registered investment companies) as to the types of securities owned, the nature of performance-based compensation paid to Private Equity Managers, the types of trading strategies employed, and in many cases, the amount of leverage they may use.

An investment in the Fund enables investors to invest with Private Equity Managers whose services typically are not available to the general investing public, whose investment funds may be closed from time to time to new investors or who otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund also enables investors to invest in a diversified portfolio of North American lower middle market buyout strategies without incurring the high minimum investment requirements that Private Equity Managers typically would impose on investors.

Role of the Sub-Adviser in the Investment Process

The Fund is sub-advised, on a non-discretionary basis, by P10 Advisors, LLC, which is located at 4514 Cole Avenue, Suite 1600, Dallas, TX, 75205. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser will make investment recommendations to the Adviser. However, all investment decisions for the Fund (including, without limitation, acquisition and disposition decisions) will be made exclusively by the Adviser. The Adviser will have sole authority, under the terms of the Investment Advisory Agreement, to exercise and direct portfolio transactions on the Fund’s behalf.

Formed in 2021, the Sub-Adviser, an SEC-registered investment adviser, is wholly owned by P10 Holdings, Inc., which is a subsidiary of P10, Inc. (“P10”), a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10 Advisors shares common officers and directors with its parent company, P10, and leverages the resources of P10. Therefore, unless indicated otherwise, references herein to the personnel, services, activities, capabilities and experience of P10 Advisors should be understood generally as including P10.

[P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets. As of March 31, 2022, P10 had a global investor base of over 2,500 investors across 49 states, 53 countries and six continents, which includes some of the world’s largest pension funds, endowments, foundations, corporate pensions and financial institutions. Through its various affiliates, P10 provides access to North American lower middle market private equity fund managers through primary fund-of-funds, secondary fund-of-funds, and direct and co-investment funds. P10 is headquartered in Dallas, Texas. P10’s success and growth have been driven by its position in the private markets’ ecosystem, providing its investors with specialized private market solutions across a comprehensive set of investment strategies, including primary investment funds, secondary investment, direct investment and co-investments and advisory solutions. A description of each of the affiliated advisers follows:

●	RCP Advisors 2, LLC & RCP Advisors 3, LLC are collectively a private equity investment firm that provides access to lower middle market private equity fund managers through primary funds-of-funds, secondary funds, and co-investment funds, as well as advisory and investment research services.
●	Five Points Capital, Inc. is a leading provider of private credit to the lower middle market since 2006. The firm primarily targets growth-oriented high return on net asset businesses with attractive, defensible market positions.
●	TrueBridge Capital Partners, LLC is a leading venture capital investment firm focused on investing in venture and seed/micro-VC funds focused primarily on early-stage IT, as well as directly in select venture and growth stage technology companies.
●	Enhanced Capital Partners, LLC is a diversified national asset management firm providing investment capital to small businesses that are underserved by traditional sources of financing.
●	Bonaccord Capital Advisors, LLC is a private equity business focused on acquiring non-control equity interests in mid-size private markets sponsors.
●	Hark Capital Advisors, LLC is a pioneer in creative fund financing solutions. Hark provides NAV-based loans to financial sponsors based on the value of their unrealized portfolios in situations that would typically require equity.

As of March 31, 2022, P10, through its various affiliates had approximately $17.6 billion in fee paying assets under management. Three key executives from P10 compose the investment committee for the Sub-Adviser: Robert Alpert, Chairman and co-CEO, Clark Webb, co-CEO and Fritz Souder, COO. Each individual has decades of experience in private markets.

P10’s primary investment philosophy is that smaller capitalization buyouts can produce superior returns to investors relative to other segments within the private equity asset class.

Key Strengths of the Sub-Adviser

●	Experience and Reputation: The Sub-Adviser, through its parent company, P10 and P10’s various affiliates, is an experienced and well-respected private investor in North American lower middle markets with over 20 years of experience. The organization’s depth of experience as a private equity investor and breadth of industry contacts lead to high-quality due diligence and investment selection. The organization’s strategy combines a rigorous investment process refined over the years with the experience and seasoned judgment of its investment professionals.

●	Alignment of Interests: P10 Advisors’ leadership, has made substantial personal investments in the Sub-Adviser and/or its funds. The organization believes that equity ownership and investing in the firm’s products reinforces an alignment of economic interests with its investors.

●	Lower Middle Market Focus: P10 has over 20 years’ experience in North American lower middle market private equity investing. P10 believes that this market segment offers unique characteristics that may result in superior investment performance compared to the large capitalization buyout market.

●	First, this segment of the private equity market contains a much larger population of companies than the large capitalization market segment, resulting in a more robust pool of investment opportunities.

●	In addition, smaller companies typically can be purchased at more favorable valuation multiples relative to larger companies, often presenting buyout managers with the opportunity to improve investment results by positively effecting changes within a portfolio company and benefitting from additional exit opportunities compared to their larger counterparts.

●	Private equity managers are also more often able to achieve greater multiple expansion on exit from internal growth and operating enhancements with smaller companies than with larger companies.

●	Access to Secondary Investment Opportunities: Through P10’s affiliates, the organization has invested with many top performing private equity fund managers in North America. These investments serve as an invaluable tool for sourcing secondary opportunities. For this reason, the Sub-Adviser believes that it will be considered a preferred partner in secondary transactions and will have an information advantage over buyers who do not benefit from industry relationships. Whereas other potential buyers may require significant time to develop familiarity with a fund’s management team and may be hindered by a lack of research and relationships, P10 Advisors has the benefit of its primary due diligence, existing relationships with management, and detailed knowledge of the portfolio for sale. Because secondary investments are generally made in partnerships that are more mature and that have identified assets, certain of the risks (including liquidity risk) may be lower than those of primary partnerships. In addition, if the interest can be purchased at an attractive price, returns may be enhanced. Through December 31, 2021, P10 and its affiliates have screened approximately 2,700+ secondary opportunities and has committed over $1 billion across 120 lower middle secondary interests.

●	Preferred Access to Primary Investments: P10 Advisors’ and its affiliates’ investment professionals maintain extensive, professional networks that result in high quality deal flow. P10 Advisors differentiates itself in the eyes of the private investment community by leveraging its longstanding relationships and reputation in the community, reinforcing its position as a targeted, sophisticated thought leader, emphasizing its reliability and consistency as an investor, and its ability (through advice, referrals, etc.) to add value to a manager beyond merely providing capital. The management team of P10 Advisors has relationships built over two decades with a wide range of limited partners and general partners and, as a result, expect to see an extensive range of investment opportunities and a maintain a robust pipeline of deal flow.

●	Information Advantage: P10 Advisors utilizes GPScout, a proprietary database tracking: 2,900 private equity firms, 5,000 individual funds, 28,000 transactions, and incorporating more than two hundred private equity related metrics. This proprietary database is an analytical tool to facilitate fund sourcing and selection, as well as portfolio management activities. The database is a robust and powerful information resource that stores and organizes information on a wide universe of buyout managers and provides analytical tools to improve performance in the critical fund sourcing, fund selection, and portfolio management activities.

●	Sourcing and Pricing Advantage: P10 Advisors believes that its and its affiliates’ strong market presence and established relationships result in a sourcing and pricing advantage over other secondary buyers in both competitive and non-competitive processes. The lower middle market is much less intermediated than the larger capitalization market. As such, many secondary transactions in this segment of the market occur without an advisor or placement agent. Additionally, general partners in the smaller end of the market tend to be interested and influential in the selection of secondary buyers of interests in their funds. An affiliate of P10 Advisors is one of the largest private equity fund-of-funds managers primarily focused on the North American lower middle market, P10 Advisors believes that it has the relationships and credibility with general partners that make it a preferred bidder in secondary transactions. By striving to source deals on a proprietary basis, thereby avoiding large intermediated and competitive auctions, P10 Advisors is able to purchase investments at attractive prices. Another competitive advantage for P10 Advisors is its ability to recognize latent unrealized value through the team’s long-term experience in underwriting underlying portfolios of private equity funds.]

DUE DILIGENCE AND SELECTION OF PRIVATE EQUITY MANAGERS

General

Since the Adviser has sole authority to execute portfolio transactions on the Fund’s behalf, it is the Adviser’s responsibility to determine the suitability of terms and conditions of the Fund Investments and the allocation and reallocation of the Fund’s assets among Private Equity Managers and investment strategies. In the event that the Fund has one or more sub-advisers, it is also the responsibility of the Adviser to negotiate the investment sub-advisory agreements, subject to requisite approval by the Shareholders or SEC exemptive relief from such requirements. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief.

The Adviser allocates the Fund’s assets among Private Equity Managers and determines an appropriate mix of investment strategies, sectors and styles given the prevailing economic and investment environment. The Private Equity Managers with which the Fund invests may pursue various investment strategies and are subject to special risks. See “RISK FACTORS — GENERAL RISKS” and “RISK FACTORS — INVESTMENT-RELATED RISKS.”

In allocating the Fund’s assets, the Adviser will consider the investment recommendations of the Sub-Adviser. (The Adviser and Sub-Adviser are referred to together as the “Advisers.”) Because the Sub-Adviser’s services to the Fund are exclusively non-discretionary, the Sub-Adviser’s involvement in the portfolio construction process, as described below, is limited to recommendations. The Adviser, in its sole discretion, determines whether or not to act upon the Sub-Adviser’s recommendations and effect portfolio transactions for the Fund. The Adviser is also ultimately responsible for decisions regarding the Fund’s target allocations. Relatedly, while the Sub-Adviser may provide input to the Adviser regarding a Fund Investment, to the extent requested, the Adviser retains sole responsibility for ongoing monitoring of the Fund’s portfolio.

PROCESS OF PORTFOLIO CONSTRUCTION.  The Adviser generally intends to employ a multi-step process in structuring and monitoring the Fund’s portfolio.

Step 1: The Advisers will attempt to develop a pool of potential Fund Investments to consider for investment. The Advisers will use their expertise and contacts in the investment management industry, along with third-party publications and databases, to gain coverage of relevant investment opportunities across strategies, sectors, risk tolerances and objectives.

Step 2: The Advisers will attempt to identify potential Fund Investments based on quantitative, qualitative, or due diligence criteria. In its quantitative consideration of potential investments, the Advisers may undertake a variety of analyses to screen prospective Fund Investments. Quantitative considerations may include, among other things, an analysis of each Fund Investment’s return, risk (as measured by the volatility of a prospective Fund Investment’s returns), drawdowns (any period during which a prospective Fund Investment’s value is below its previous highest value—that is, any period during which it has suffered a loss), and correlations (the statistical relationship between a prospective Fund Investment’s return and the return of other funds or certain markets) on both an individual basis and relative to its associated strategy. In addition, the Advisers may consider certain historical portfolio information for each prospective Fund Investment.

The potential Fund Investments may also be evaluated on the basis of certain qualitative or due diligence criteria. Qualitative considerations may include, among other things, organizational profile, assets under management, quality and experience of key investment personnel, depth and continuity of the investment team, quality of administrative systems and support staff, ability to implement strategies, and a consideration of various risk control philosophies employed by the various Private Equity Managers.

Step 3: Once a broad pool of potential Fund Investments has been identified, the Adviser then determines an allocation for the Fund’s assets across the pool, consistent with the allocation ranges then in effect. In creating the Fund’s allocation targets (which shall be within the allocation ranges then in effect), the Adviser, in consultation with the Sub-Adviser, will analyze the performance results associated with each potential Fund Investment and its investment strategy to determine the return, risk, and correlation relationships within and between each investment strategy and potential Fund Investment over time. Existing and developing markets, economic, and/or financial trends may also be considered.

Step 4: The fourth step will see this due diligence effort revisited from time-to-time for the life of the Fund. The Adviser intends to monitor the overall level of assets managed, the estimated capacity of each Fund Investment and Private Equity Manager, any management or firm ownership changes, the adherence to the pre-defined strategy, and risk/return targets set forth when the investment was made. The Adviser will regularly monitor the returns of each Fund Investment in an effort to evaluate whether its return pattern is consistent with the expected return pattern for that particular Fund Investment or investment strategy, as applicable. If any Fund Investment’s returns fall outside certain limits established by the Adviser, the Adviser may carry out a formal review of the Fund Investment to determine if a reallocation of the Fund’s assets is necessary. In addition, the Adviser will also seek to add Fund Investments that provide certain types of exposure or risk-return tendencies that complement the entire investment portfolio of the Fund or other Fund Investments within that particular investment strategy. The Adviser may confer with the Sub-Adviser in furtherance of these ongoing monitoring activities, with responsibility for Fund transactions exercised solely by the Adviser.

There can be no assurance that the Fund’s objectives with respect to liquidity management will be achieved or that portfolio design and risk management strategies will be successful. If the Fund fails to properly forecast future distributions, it may face liquidity risks associated with its commitment strategy. If the Fund fails to properly forecast future distributions, the Fund may mitigate such risks by using the techniques described above, including actively managing cash and liquid assets and/or establishing a line of credit. During the time that the Fund’s assets are not invested in Private Equity Funds or when the Fund otherwise uses the above techniques to reduce its liquidity risk, that portion of the Fund’s assets may not be used to pursue the Fund’s investment objective. Prospective investors should refer to the Section entitled “General Risks,” for a discussion of the risks associated with the investment strategy and structure of the Fund.

Borrowing by the Fund

The Fund may borrow money to pay operating expenses, including, without limitation, Investment Advisory Fees, or to fund the redemption of Shares. In addition, the Fund may borrow money to purchase portfolio securities or for other portfolio management purposes. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. The Adviser may modify the borrowing policies of the Fund, including the purposes for which borrowings may be made, and the length of time that the Fund may hold Fund Investments purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Shareholders and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

Temporary Defensive Strategies

The Fund may, from time to time in its sole discretion, take temporary defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to reduce volatility caused by adverse market, economic, or other conditions. Any such temporary defensive positions could prevent the Fund from achieving its investment objective. Subject to applicable law, the Fund may, in the Adviser’s sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment, in order to fund anticipated redemptions, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See “Use of Proceeds.”

RISK FACTORS

All investments carry risks to some degree. The Fund cannot guarantee that its investment objective will be achieved or that its strategy of investing in the Fund Investments will be successful. An investment in the Fund involves substantial risks, including the risk that the entire amount invested may be lost. The Fund may be exposed to these risks directly, or indirectly through the Funds’ investments in underlying funds.

GENERAL RISKS

Recently Organized Fund; Limited Operating History

The Fund is a recently formed entity and has limited operating history upon which prospective investors in the Fund can evaluate its likely performance. Similarly, many of the Private Equity Funds or other investment vehicles in which the Fund invests have limited operating histories. In addition, the information the Fund will obtain about a Private Equity Fund or other investment vehicle may be limited. As such, the ability of the Adviser to evaluate past performance or to validate investment strategies of such Private Equity Fund or other investment vehicle will be limited. Moreover, even to the extent a Private Equity Fund or other investment vehicle has a longer operating history, the past investment performance of any of the Private Equity Funds or other investment vehicles should not be construed as an indication of the future results of the Private Equity Funds or other investment vehicles or the Fund and the investment professionals within the Private Equity Funds or other investment vehicles may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Private Equity Funds that is not, and cannot be, independently verified. Further, the results of other funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund may achieve.

Industry Concentration Risk

Private Equity Funds generally are not subject to industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. Although the Fund does not believe it is likely to occur given the nature of their investment program, it is possible that, at any given time, the assets of Private Equity Funds in which the Fund has invested will, in the aggregate, be invested in a single industry or group of related industries constituting 25% or more of the value of their combined total assets. However, because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at times be invested in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Private Equity Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund, and the Advisers may not be able to determine at any given time whether or the extent to which Fund Investments, in the aggregate, have invested 25% or more of their combined assets in any particular industry.

Unlisted Closed-End Fund

The Fund has been organized as a diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. To provide for a limited degree of liquidity to Shareholders, the Fund may, from time to time, offer to repurchase Shares pursuant to written tenders to Shareholders.

Shares are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies, and are therefore suitable only for investors who can bear the risks associated with limited liquidity of Shares and should be viewed as a long-term investment. It is possible that the Fund may be unable to repurchase all of the Shares that an investor tenders due to the illiquidity of the Fund Investments or if the Shareholders request the Fund to repurchase more Shares than the Fund is then offering to repurchase. There can be no assurance that the Fund will conduct repurchase offers in any particular period and Shareholders may be unable to tender Shares for repurchase for an indefinite period of time.

Repurchase Offers

The Fund will offer to purchase only a small portion of its Shares (generally each quarter), and there is no guarantee that Shareholders will be able to redeem all of the Shares that they desire to liquidate in any particular repurchase offer. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each Shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased.

The Fund’s repurchase policy will have the effect of decreasing the size of the Fund over time from what it otherwise would have been. Such a decrease may therefore force the Fund to sell assets it would not otherwise sell. It may also reduce the investment opportunities available to the Fund and cause its expense ratio to increase. In addition, because of the limited market for the Fund’s private equity, venture capital and energy and natural resource investments, the Fund may be forced to sell its more liquid securities in order to meet cash requirements for repurchases. This may have the effect of substantially increasing the Fund’s ratio of illiquid investments to liquid investments for the remaining investors.

Payment for repurchased Shares may require the Fund to liquidate portfolio holdings earlier than the Adviser would otherwise want, potentially resulting in losses, and may increase the Fund’s portfolio turnover, subject to such policies as may be established by the Board in an to attempt to avoid or minimize potential losses and turnover resulting from the repurchase of Shares.

If a Shareholder tenders all of its Shares (or a portion of its Shares) in connection with a repurchase offer made by the Fund, that tender may not be rescinded by the Shareholder after the date on which the repurchase offer terminates. However, although the amount payable to the Shareholder will be based on the value of the Fund’s assets as of the repurchase date, the value of Shares that are tendered by Shareholders generally will not be determined until a date approximately one month later. Thus, a Shareholder will not know their repurchase price until after it has irrevocably tendered its Shares.

Limited Liquidity; In-Kind Distributions

Shares in the Fund provide limited liquidity since Shareholders will not be able to redeem Shares on a daily basis because the Fund is a closed-end fund. A Shareholder may not be able to tender its interest in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made from time to time by the Fund. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund expects to distribute cash to the Shareholders for Shares that are repurchased. However, there can be no assurance that the Fund will have sufficient cash to pay for Shares that are being repurchased or that each will be able to liquidate investments at favorable prices to pay for repurchased Shares. Private Equity Funds may pay the Fund’s redemption proceeds in securities that are illiquid or difficult to value. In these circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund. The Fund does not intend to make in-kind distributions to the Shareholders.

Credit Facility

The Fund may enter into one or more credit agreements or other similar agreements negotiated on market terms (each, a “Borrowing Transaction”) with one or more banks or other financial institutions which may or may not be affiliated with the Adviser or the Sub-Adviser (each, a “Financial Institution”) as chosen by the Adviser and approved by the Board. To facilitate such Borrowing Transactions, the Fund may pledge its assets to the Financial Institution.

Absence of Liability

Except as to duties (including state law fiduciary duties of loyalty and care) and liabilities with respect to matters arising under the federal securities laws, neither the Adviser nor the Sub-Adviser shall be liable to the Fund or any of its Shareholders for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of their obligations and duties.

Anti-Money Laundering

If a Fund, the Adviser, the Sub-Adviser, or any governmental agency believes that the Fund has sold Shares to, or is otherwise holding assets of, any person or entity that is acting, directly or indirectly, in violation of U.S., international or other anti-money laundering laws, rules, regulations, treaties or other restrictions, or on behalf of any suspected terrorist or terrorist organization, suspected drug trafficker, or senior foreign political figure(s) suspected of engaging in corruption, the Fund, Adviser, Sub-Adviser or such governmental agency may freeze the assets of such person or entity invested in the Fund or suspend the repurchase of Shares. The Fund may also be required to, or deem it necessary or advisable to, remit or transfer those assets to a governmental agency, in some cases without prior notice to the investor.

Conflicts of Interest

The Adviser, the Sub-Adviser and their respective and its affiliates, as well as many of the Private Equity Managers and their respective affiliates, provide investment advisory and other services to clients other than the Fund and Private Equity Funds. In addition, investment professionals associated with the Adviser, the Sub-Adviser or Private Equity Managers may carry on investment activities for their own accounts and the accounts of family members (collectively with other accounts managed by the Adviser, the Sub-Adviser, Private Equity Managers and their affiliates, “Other Accounts”). As a result of the foregoing, the Adviser, and the Sub-Adviser and Private Equity Managers will be engaged in substantial activities other than on behalf of the Fund and may have differing economic shares in respect of such activities and may have conflicts of interest in allocating investment opportunities, and their time, among the Fund.

However, it is the policy of the Adviser that investment decisions for the Fund, and the policy of the Sub-Adviser with respect to its clients for which it exercises investment discretion and the investment decisions for those clients, be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that it manages, and that investment transactions and opportunities be fairly allocated among its clients, including the Fund.

Borrowing, Use of Leverage

The Fund may leverage its investments with the Private Equity Managers by “borrowing.” In addition, the strategies implemented by the Private Equity Managers typically are leveraged. The use of leverage increases both risk and profit potential. The Advisers may cause the Fund to use various methods to leverage investments, including (i) borrowing, (ii) swap agreements or other derivative instruments, (iii) employing certain Private Equity Managers (many of which trade on margin and do not generally need additional capital in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The Advisers expects that under normal business conditions the Fund will utilize a combination of the leverage methods described above. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the investment company incurs the indebtedness (the “Asset Coverage Requirement”). This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). These limits do not apply to the Fund Investments and, therefore, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Fund Investments.

Cybersecurity Risk

As part of its business, each of the Adviser and the Sub-Adviser processes, stores and transmits large amounts of electronic information, including information relating to the transactions of the Fund and personally identifiable information of the Shareholders. Similarly, service providers of the Adviser, the Sub-Adviser or the Fund, especially the Fund’s Administrator, may process, store and transmit such information. The Adviser and the Sub-Adviser each has procedures and systems in place that it believes are reasonably designed to protect such information and prevent data loss and security breaches. However, such measures cannot provide absolute security. The techniques used to obtain unauthorized access to data, disable or degrade service, or sabotage systems change frequently and may be difficult to detect for long periods of time. Hardware or software acquired from third parties may contain defects in design or manufacture or other problems that could unexpectedly compromise information security. Network connected services provided by third parties to the Adviser or the Sub-Adviser may be susceptible to compromise, leading to a breach of the Adviser’s or Sub-Adviser’s networks. The Adviser’s and Sub-Adviser’s systems or facilities may be susceptible to employee error or malfeasance, government surveillance, or other security threats. Online services provided by the Adviser and the Sub-Adviser to the Shareholders may also be susceptible to compromise. Breach of the Adviser’s and Sub-Adviser’s information systems may cause information relating to the transactions of the Fund and personally identifiable information of the Shareholders to be lost or improperly accessed, used or disclosed.

Pandemic Risk

The continuing spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including investments the Fund holds, and may adversely affect the Fund’s investments and operations. The outbreak was first detected in December 2019 and subsequently spread globally. The transmission of COVID-19 and efforts to contain its spread have resulted in international and domestic travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the marketplace, including stock and credit market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.

The Fund, and the Advisers have in place business continuity plans reasonably designed to ensure that they maintain normal business operations, and that the Fund, its portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that the Fund, its Adviser, Sub-Adviser and service providers, or the Fund’s portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Fund’s Adviser or Sub-Adviser relies and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks.

To satisfy any repurchase requests during periods of extreme volatility, such as those associated with COVID-19, it is more likely the Fund will be required to dispose of Fund Investments at unfavorable prices compared to their intrinsic value. In addition, any repurchase completed while the Fund has unrealized losses may cause the investors whose shares were repurchased to crystalize their losses even if such unrealized losses do not ultimately convert into realized losses. You should review this prospectus and the SAI to understand the Fund’s discretion to implement temporary defensive measures.

The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Fund’s investments, the Fund and your investment in the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments.

Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The effect of recent efforts undertaken by the U.S. Federal Reserve to address the economic impact of the COVID-19 pandemic, such as the reduction of the federal funds target rate, and other monetary and fiscal actions that may be taken by the U.S. federal government to stimulate the U.S. economy, are not yet fully known. Although vaccines for COVID-19 are becoming more widely available, the duration of the COVID-19 outbreak and its full impacts are also unknown and the pace of recovery may vary from market to market, resulting in a high degree of uncertainty for potentially extended periods of time, especially in certain sectors in which the Fund may make investments.

Reporting Requirements

Shareholders who beneficially own Shares that constitute more than 5% or 10% of the Fund’s Shares are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Shareholders or to notify Shareholders that such reports are required to be made. Shareholders who may be subject to such requirements should consult with their legal advisers.

Failure to Qualify as a RIC

To qualify for and maintain RIC qualification under the Code, the Fund must meet the following annual distribution, source-of-income and asset diversification requirements. See “CERTAIN TAX CONSIDERATIONS.”

●	The annual distribution requirement for a RIC will be satisfied if the Fund distributes to Shareholders on an annual basis at least 90% of the Fund’s net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because the Fund may borrow, it is subject to an asset coverage ratio requirement under the Investment Company Act and may in the future become subject to certain financial covenants under loan and credit agreements that could, under certain circumstances, restrict the Fund from making distributions necessary to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, it could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

●	The source-of-income requirement will be satisfied if the Fund obtains at least 90% of its income for each year from dividends, interest, gains from the sale of stock or securities or similar passive sources. If the source-of-income requirement is not met the Fund may fail to qualify for RIC tax treatment and be subject to corporate income tax.

●	The asset diversification requirement will be satisfied if the Fund meets certain asset diversification requirements at the end of each quarter of the Fund’s tax year. To satisfy this requirement, (i) at least 50% of the value of the Fund’s assets must consist of cash, cash equivalents, U.S. government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer, and (ii) no more than 25% of the value of the Fund’s assets can be invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under the Code and its applicable regulations, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund having to dispose of certain investments quickly in order to prevent the loss of its qualification as a RIC. Because most of the Fund’s investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If the Fund fails to qualify for or maintain RIC tax treatment for any reason and is subject to corporate income tax, the resulting corporate taxes could substantially reduce the Fund’s net assets, the amount of income available for distribution and the amount of the Fund’s distributions.

Difficulty Meeting RIC Distribution Requirement

Each of the above ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Private Equity Funds in which the Fund is invested. However, Private Equity Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund’s income and the diversification of its assets, and otherwise to comply with Subchapter M of the Code. Ultimately this may limit the universe of Private Equity Funds in which the Fund can invest.

Private Equity Funds classified as partnerships for U.S. federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the source-of-income requirement, described above. In order to meet the source-of-income requirement, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Private Equity Fund’s income until such income has been earned by the Private Equity Fund or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy source-of-income requirement.

In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification tests or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in a Private Equity Fund that limit utilization of this cure period. Because the Fund’s allocable portion of a Private Equity Fund’s taxable income will be included in the Fund’s investment company taxable income for the year of the accrual, the Fund may be required to make a distribution to Shareholders in order to satisfy the annual distribution requirement, even though the Fund will not have received any corresponding cash amount. As a result, the Fund may have difficulty meeting the annual distribution requirement necessary to qualify for and maintain its qualification as a RIC under the Code. The Fund may have to sell some of its investments at times and/or at prices the Fund would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify for or maintain RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, see “CERTAIN TAX CONSIDERATIONS.”

Legal, Tax and Regulatory Risks

Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory environment for leveraged investors and for private equity funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or private equity funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies.

There are risks associated with the tax aspects of an investment in the Fund that are complex and will not be the same for all prospective investors. In addition, there may be special concerns for investors subject to special regulations. The Shareholders may have differing investment, tax, and other interests with respect to their investments in the Fund. Shareholders may be impacted differently by, among other things, the nature of investments, the structuring of investments, and the timing of disposition of investments. As a result, decisions made by the Fund may be more beneficial for one Shareholder than for another, especially with respect to a Shareholder’s individual tax situation. In making decisions, the Adviser will consider the investment and tax objectives of the Fund, and not the investment, tax, or other objectives of any limited partner individually. Potential investors in the Fund are urged to consult with their tax advisers with reference to their own tax position.

SPECIAL RISKS OF FUND-OF-FUNDS STRUCTURE

This section discusses certain risks related to the fact that the Fund invests in Private Equity Funds.

Investments in the Private Equity Funds Generally

Because the Fund invests in Private Equity Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Private Equity Manager of each Private Equity Fund in direct proportion to the amount of Fund assets that are invested in each Private Equity Fund. The net asset value of the Fund may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Private Equity Funds invest and the financial condition and prospects of issuers in which the Private Equity Funds invest. Certain risks related to the investment strategies and techniques utilized by the Private Equity Managers are described under “Investment Related Risks” below.

Private Equity Funds Not Registered

The underlying Private Equity Funds in which the Fund invests, i.e., the Private Equity Funds, generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund will not have the benefit of various protections afforded by the Investment Company Act with respect to its investments in Private Equity Funds. Accordingly, the provisions of the Investment Company Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts and regulate the relationship between the investment company and its asset management, are not applicable to an investment in the Fund Investments. Unlike registered investment companies such as the Fund, Fund Investments generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Adviser to monitor whether holdings of the Fund Investments cause the Fund to be above specified levels of ownership in certain investment strategies. Although the Fund expects to receive information from each Private Equity Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information. A Private Equity Manager may use proprietary investment strategies that are not fully disclosed to its investors and may involve risks under some market conditions that are not anticipated by the Fund. In addition, while many Private Equity Managers will register with the SEC and state agencies as a result of developments in certain laws, rules and regulations, some Private Equity Managers may still be exempt from registration. In such cases, these Private Equity Managers will not be subject to various disclosure requirements and rules that would apply to registered investment advisers.

Initial Lack of Diversification Among Asset Classes

During the early years of the Fund, the Fund may be over-allocated to any one particular strategy, or sub-strategy (e.g., to Secondary Investments). It is expected that the Fund will become diversified among the various sub-strategies over time.

Private Equity Funds Are Generally Non-Diversified

While there are no regulatory requirements that the investments of the Private Equity Funds be diversified, some Private Equity Funds may undertake to comply with certain investment concentration limits. Private Equity Funds may at certain times hold large positions in a relatively limited number of investments. Private Equity Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Private Equity Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the net asset values of such Private Equity Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset values of the Fund.

Valuation of the Fund’s Shares in Private Equity Funds

The valuation of Fund Investments in Private Equity Funds is ordinarily determined based upon valuations provided by the Private Equity Managers of such Private Equity Funds, which are typically provided on a quarterly or semi-annual basis and audited on an annual basis. Although the Fund generally expects that it will receive valuation information relating to Private Equity Funds approximately 90 to 120 days following each quarter-end (the time at which the Private Equity Funds generally value their portfolios) and 180 days following each year-end, the Fund will provide valuations on a monthly basis. Securities in which the Private Equity Funds invest generally will not have a readily ascertainable market price and will be valued by the general partner, manager, or administrator of each Private Equity Fund in accordance with the policies established by each relevant Private Equity Fund. Valuations of the securities may be subjective and could prove in hindsight to have been wrong, and at times by significant amounts. The Adviser will oversee the valuation of Fund Investments. The Adviser may face conflicts of interest in overseeing the valuation of Fund Investments, as the value of Fund Investments will affect the Adviser’s and Sub-Adviser’s compensation. Although prior to investing in any Private Equity Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Private Equity Fund, no assurances can be given that the Adviser will be given access to necessary aspects of the Private Equity Fund’s systems, that such due diligence review will ascertain whether accurate valuations will be provided by such Private Equity Funds to the Adviser, that the Private Equity Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Private Equity Funds’ policies and procedures and systems will not change without notice to the Fund. Moreover, the Adviser will generally not have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Private Equity Managers. The valuation information received by the Adviser from a Private Equity Fund may be estimated, and therefore subject to later adjustment or revision by the Private Equity Fund. Any such adjustment or revision will result in either an increase or decrease in the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment. In addition, in cases where the Private Equity Fund does not report a valuation, the Adviser may estimate the Private Equity Fund’s valuation based on the best available information available to the Adviser.

If a Private Equity Manager’s valuations are consistently delayed or inaccurate, the Adviser will consider whether the Private Equity Fund continues to be an appropriate investment for the Fund. However, the Adviser may elect in its sole discretion to have the Fund retain its investment in the Private Equity Fund. The Private Equity Manager’s information could be inaccurate due to fraudulent activity, mis-valuation, passage of time since most recent valuation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to sell its interest in such a Private Equity Fund, the Fund may be unable to sell its interest in such a Private Equity Fund quickly, if at all, and could therefore be obligated to continue to hold such interest for an extended period of time. In such a case, such interest would continue to be valued without the benefit of the Private Equity Manager’s valuations, and the Adviser may, in its sole discretion, determine to discount the value of the interest or value it at zero, if deemed to be the fair value of such holding.

The valuations reported by Private Equity Managers, upon which the Fund calculates its monthly net asset value and net asset value per Unit, may be subject to later adjustment, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Private Equity Funds are audited by those Private Equity Funds' independent auditors and may be revised as a result of such audits; in other cases, the Fund may be expected to perform a month-end valuation using prior quarter-end valuation figures provided by the Private Equity Managers. Other adjustments may occur from time to time. Such later adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, will not affect (i) the number of Shares purchased by a Shareholder prior to such adjustments, nor (ii) the amount of the redemption proceeds of the Fund received by Shareholders who had their Shares redeemed prior to such adjustments and received their redemption proceeds. As a result, to the extent that such subsequently adjusted valuations from the investment advisers or revisions to net asset value of a Private Equity Fund adversely affect the Fund's net asset value, the outstanding Shares will be adversely affected by prior redemptions to the benefit of Shareholders who had their Shares redeemed at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations will be entirely for the benefit of the outstanding Shares and to the detriment of Shareholders who previously had their Shares redeemed at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Shares. New Shareholders may be affected in a similar way.

Where deemed appropriate by the Adviser, Fund Investments in Private Equity Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund Investment will be revalued in a manner that the Adviser determines in good faith best reflects approximate market value.

Shareholders should be aware that situations involving uncertainties as to the valuations by Private Equity Managers could have a material adverse effect on the Fund if the Private Equity Manager’s to the Adviser’s judgments regarding valuations should prove incorrect. The valuation of a Fund Investment may fail to match the amount ultimately realized with respect to the disposition of such Fund Investment. Persons who are unwilling to assume such risks should not make an investment in the Fund.

Multiple Levels of Fees and Expenses

Although in many cases investor access to the Private Equity Funds may be limited or unavailable, an investor who meets the conditions imposed by a Private Equity Fund may be able to invest directly with the Private Equity Fund. By investing in Private Equity Funds indirectly through the Fund, the investor bears asset-based and performance-based fees charged by the Fund, in addition to any asset-based fees and performance-based fees and allocations at the Private Equity Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs and administrative fees) and, indirectly, similar expenses of the Private Equity Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in a Private Equity Fund directly or in a closed-end fund which did not utilize a “fund-of-funds” structure.

Each Private Equity Fund generally will be subject to a carried interest irrespective of the performance of other Private Equity Funds and the Fund generally. Accordingly, a Private Equity Manager to a Private Equity Fund with positive performance may receive performance-based compensation from the Private Equity Fund, and thus indirectly from the Fund and its Shareholders, even if the overall performance of the Fund is negative. Generally, investment management fees payable to Private Equity Managers of the Private Equity Funds will range from 1% to 2.5% (annualized) of the commitment amount of the Fund’s investment (with the base amount to which such fee rate applies often being reduced to invested capital after the investment period), and carried interests typically are 20%, although certain Private Equity Managers may charge more or less than the typical 20%. The performance-based compensation received by a Private Equity Manager also may create an incentive for that Private Equity Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Private Equity Manager without independent oversight.

Private Equity Managers Invest Independently

The Private Equity Managers generally invest wholly independently of one another. The Private Equity Funds may hold positions in the same company at different valuations and/or different layers in the capital structure. Additionally, one Private Equity Fund may buy a portfolio company from another Private Equity Fund.

Limitations on Ability to Invest in Private Equity Funds

In the event that the Fund is able to make investments in Private Equity Funds only at certain times, the Fund may hold cash or invest any portion of its assets that is not invested in Private Equity Funds in cash equivalents, short-term securities or money market securities pending investment in Private Equity Funds. During the time that the Fund’s assets are not invested in Private Equity Funds, that portion of the Fund’s assets may not be used to pursue the Fund’s investment objective. Investors will continue to bear Investment Advisory Fees regardless of the extent to which the Fund’s assets are being used to pursue the Fund’s investment objective.

Indemnification of Private Equity Funds and Private Equity Managers

The Fund may agree to indemnify certain of the Private Equity Funds and the Private Equity Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of interest in the Fund by the Fund. If the Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund could be materially adversely affected. For example, if the assets of the Fund are insufficient to cover such indemnification obligations, the Fund may, subject to any limitations set forth in its Agreement and Declaration of Trust, have the right to recall distributions previously made to any of its investors to cover the shortfall. Indemnification of sellers of secondaries may be required as a condition to purchasing such securities. Notwithstanding the above, the Fund will not indemnify any Private Equity Manager or its respective officers, directors, and affiliates from any liability, damage, cost, or expense to which such person would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of such person’s reckless disregard of its obligations and duties to the Fund.

INVESTMENT-RELATED RISKS

This section discusses the types of investments that are expected to be made by the Private Equity Funds or the Fund, as indicated, and the principal risks associated with such investments. It is possible that a Private Equity Fund or the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks.

High Risk Asset Class: Private equity, including the underlying private equity investments in which the Fund invests, and the portfolio company investments that the underlying partnership funds will make, are high-risk and subject to loss, even loss of a part or all of an investor’s entire investment.

Illiquidity: An investment in the Fund will be highly illiquid. There will be no market for interests in the Fund, investors will have only very limited withdrawal rights for specific legal or regulatory reasons, and any transfer of an interest will be subject to the approval of the Fund. [The interests will not be registered under the Securities Act of 1933, as amended, or any state or other securities laws and may not be transferred unless registered under applicable federal or state securities laws or unless an exemption from such laws are available.] In addition, the portfolio company investments of the underlying partnership funds in which the Fund invests are also generally and similarly illiquid.

Loss of Profits: If the Fund is unable to meet certain liquidity requirements, the Fund may be forced to liquidate certain of its Fund Investments, which may have a significant effect on the Fund’s profitability.

Long-Term Commitment Required: A subscription to the Fund is an extremely long-term investment. Although distributions will be made during the life of an investor’s investment in the Fund, an investor’s subscription to the Fund is not expected to be fully liquidated for several years. Historically, private equity returns have varied greatly over time, depending on the conditions at the time the investments were made and when investments were exited by the private equity partnerships. In addition, each private equity subclass also may exhibit considerable volatility of returns.

Past Performance Not Necessarily Predictive of Future Performance: There is no assurance that the performance of the Fund will equal or exceed the past investment performance.

Private Equity Fund Operations Not Transparent: The Adviser and Sub-Adviser may not be able to control the investments or operations of the Private Equity Funds. A Private Equity Manager may employ investment strategies that differ from its past practices and are not fully disclosed to the Adviser and Sub-Adviser and that involve risks that are not anticipated by the Adviser and Sub-Adviser. Some Private Equity Managers may have a limited operating history and some may have limited experience in executing one or more investment strategies to be employed for a Private Equity Fund. Furthermore, notwithstanding the Adviser’s risk monitoring of the Private Equity Managers and the Private Equity Funds, there is no guarantee that the information given to the Administrator and reports given to the Adviser with respect to the Fund’s investments will not be fraudulent or inaccurate or incomplete.

Fund Valuations May Fluctuate: The valuations of the Fund and Fund Investments are calculated based upon good faith assessment of the fair value of the assets. Therefore, valuations of investments for which market quotations are not readily available, may differ materially from the values that would have resulted, if a liquid market for such investments had existed. Even if market quotations are available for Fund Investments, such quotations may not reflect the realizable value. The Fund may experience fluctuations in results from period to period due to a number of factors, including changes in the values of the Fund’s Investments, changes in the frequency and amount of redemptions, distributions, dividends or interest paid in respect of investments, the degree to which the Fund encounters competition in its business, the timing of the recognition of realized and unrealized gains or losses and general economic and market conditions. As an asset class, the private equity has exhibited volatility in returns over different periods and it is likely that this will continue to be the case in the future. Such variability may cause results for a particular period not to be indicative of performance in a future period.

Potential Conflicts of Interest: The Fund is subject to actual and potential conflicts of interest with P10 Advisors and its affiliates. In particular, P10 Advisors and its affiliates manage other private equity funds and separate accounts and will continue to form such relationships during the term of the Fund. Individual Shareholders of the Fund may have conflicting investment, tax, and other interests with respect to their investment in the Fund. As a consequence, conflicts of interest may arise in connection with recommendations made by P10 Advisors, including with respect to the nature or structuring of investments, that may be more beneficial for one investor than for another investor, especially with respect to investors’ individual tax situations. In recommending investments for the Fund, P10 Advisors will consider the investment and tax objectives of the Fund as a whole, not the investment, tax or other objectives of any Shareholder’s interest in the Fund.

Changes in Investment Approach: The Private Equity Managers could materially alter their investment strategy from time to time without notice to the Fund.

Defaulted Debt Securities and Other Securities of Distressed Companies: The Private Equity Managers and/or the Sub-Adviser may invest a Private Equity Fund’s assets in low grade or unrated debt securities (“high yield” or “junk” bonds) or in securities of distressed companies. Such investments involve highly significant risks. High yield bonds are regarded as being predominantly speculative as to the issuer’s ability to make payments of principal and interest. Investment in such securities involves substantial risk. Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. The risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to the creditors of the issuer. Investment in securities of distressed companies involves highly significant risks. Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments. Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Valuation of Illiquid Securities: Certain securities in which the Private Equity Funds and/or the Fund may invest may not have a readily ascertainable market price. Such securities nevertheless will be valued by the Adviser. The Administrator and the Adviser will, however, attempt to confirm such valuations, to the extent practicable, based on one or more unaffiliated recognized pricing authorities, if available, and other available information. For certain securities or instruments, the Fund may have to rely upon the valuations provided by the Private Equity Managers due to the unavailability of any independent pricing source to verify the valuations provided by the Private Equity Managers.

Unspecified Investments: The Adviser has complete discretion to select investments for the Fund as investment opportunities arise. The Fund, and, accordingly, Shareholders, must rely upon the ability of the discretion of the Adviser and, in turn, on the recommendations of the Sub-Adviser, to identify and recommend investments for the Fund consistent with the Fund’s investment objective. Shareholders will not receive or otherwise be privy to due diligence or risk report information prepared by or for the Adviser and/or Sub-Adviser in respect of the Private Equity Funds or other investments.

Leverage: The Private Equity Funds and the Fund may employ leverage through borrowings (including transactions entered into on margin) and through the use of options, futures contracts, swap transactions, repurchase agreements and other derivative instruments. As a result, the Fund’s portfolio may be exposed to the risk of highly leveraged investment programs of certain Private Equity Funds.

Nature of Portfolio Companies: Fund Investments will include direct and indirect investments in various companies, ventures and businesses (“Portfolio Companies”). This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products. The Private Equity Funds’ and Fund’s investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful. The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of these individuals may adversely affect the performance of such Portfolio Companies.

Foreign Economic, Political and Legal Risks: The Fund may make investments (both direct and indirect) in a number of countries, including less developed countries, exposing investors to a range of potential economic, political and legal risks, which could have an adverse effect on the Fund. These may include but are not limited to declines in economic growth, inflation, deflation, currency revaluation, nationalization, expropriation, confiscatory taxation, governmental restrictions, adverse regulation, social or political instability, negative diplomatic developments, military conflicts, and terrorist attacks.

Investors should note that the private equity markets in countries where Fund Investments are made may be significantly less developed than the United States. Certain investments may be subject to extensive regulation by national governments and/or political subdivisions thereof, which prevent the Fund, or the Private Equity Funds from making investments they otherwise would make, or to incur substantial additional costs or delays that they otherwise would not suffer. Such countries may have different regulatory standards with respect to insider trading rules, restrictions on market manipulation, shareholder proxy requirements and/or disclosure of information. In addition, the laws of various countries governing business organizations, bankruptcy and insolvency may make legal action difficult and provide little, if any, legal protection for investors, including the Fund and the Private Equity Funds. Any such laws or regulations may change unpredictably based on political, economic, social, and/or market developments.

Currency Risk: Fund Investments (both direct and indirect) may be made in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund’s investments are denominated against the U.S. dollar may result in a decrease in value of the Fund’s net assets. The Advisers do not plan to hedge the value of investments made by the Fund against currency fluctuations, and even if the Advisers deem hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such a decline.

Risks Relating to Accounting, Auditing and Financial Reporting, etc.: The legal, regulatory, disclosure, accounting, auditing and reporting standards in certain of the countries in which the Fund’s investments (both direct and indirect) may be made may be less stringent and may not provide the same degree of protection or information to investors as would generally apply in the United States. Although the Fund will be using United States generally accepted accounting principles (“U.S. GAAP”), the assets, liabilities, profits and losses appearing in published financial statements of the Fund’s investments may not reflect their financial position or operating results as they would be reflected under U.S. GAAP.

In addition, certain Fund Investments may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting or internal audit procedures to standards normally expected of companies in the United States. Accordingly, information supplied to the Fund and the Private Equity Funds may be incomplete, inaccurate and/or significantly delayed. The Fund and the Private Equity Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the value of the Fund.

Termination of the Fund’s Interest in a Private Equity Fund: A Private Equity Fund may, among other things, terminate the Fund’s interest in that Private Equity Fund if the Fund fails to satisfy any capital call by that Private Equity Fund or if the continued participation of the Fund in the Private Equity Fund would have a material adverse effect on the Private Equity Fund or its assets.

Non-Controlling Investments: The Fund will likely hold non-controlling interests in portfolio companies and will not be able to control or effectively influence the business or affairs of such entities. Such portfolio companies may have economic or business interests or goals that are inconsistent with those of the Fund, and the Fund may not be in a position to influence those interests or goals or otherwise protect the value of the Fund’s investments in such entities, although as a condition of making such investments, it is expected that appropriate shareholder rights generally will be sought to protect the Fund’s investments. In many instances, the Fund will co-invest in a portfolio company with financial, strategic or other third-party investors through partnerships, joint ventures or other entities. Such investments will involve additional risks not present in investments where a third-party co-investor is not involved, including the possibility that a third-party co-investor may have economic or business interests or objectives that are inconsistent with those of the Fund or may be in a position to take (or block) action in a manner contrary to the Fund’s interests or objectives. In addition, the Fund may, in certain circumstances, be liable for actions of its third-party co-investors.

Reliance on Underlying Managers: The Fund will depend on managers of the lead equity sponsor of the investments in which the Fund invest and will depend on the management teams of the portfolio companies in which the Fund directly or indirectly invest. The Fund will generally be a direct or indirect minority equity investor in portfolio companies and, notwithstanding certain Adviser or contractual management rights, will generally not control such companies. As a result, the returns of the Fund will primarily depend on the performance of unrelated investment managers and management teams.

Reliance Upon Due Diligence Information from Underlying Managers and Portfolio Companies: The Sub-Adviser will conduct due diligence on the investments to be made by the Fund. The Sub-Adviser expects to use outside consultants, legal advisers and accountants to varying degrees depending on the type of investment. Nevertheless, when conducting due diligence, the Sub-Adviser will be required to rely on resources available, including information provided by the unrelated managers with which the Fund will invest and the portfolio companies, where a portfolio company or the underlying manager is relatively young, some due diligence may be subjective. Therefore, there can be no assurance that the due diligence investigations undertaken by the Sub-Adviser will reveal or highlight all relevant facts that may be necessary or helpful in evaluating a particular investment opportunity and there can be no assurance that such due diligence will result in an investment being successful.

Material Non-public Information: From time to time, the Fund, the Advisers or their respective affiliates may come into possession of confidential or material non-public information concerning a publicly traded entity in which the Fund has invested or proposes to invest. Consequently, the Fund may be restricted from initiating a transaction or selling an investment which, if such information had not been known to it, may have been undertaken on account of applicable securities laws or internal policies of the Fund, the Advisers or their respective affiliates. Due to these restrictions, the Fund may not be able to make an investment that it otherwise might have made or sell an investment that it otherwise might have sold, whether in a preferred timeframe or otherwise.

RISKS SPECIFIC TO SECONDARY INVESTMENTS

Expenditure of Additional Costs and Resources: The costs and resources required to investigate the commercial, tax and legal issues relating to Secondary Investments may be greater than those relating to Primary Investments.

Limited Ability to Negotiate Terms of Private Equity Fund Constituent Documents: Where the Fund acquires a Private Equity Fund interest as a secondary investment, the Fund may have limited or no ability to modify or amend such Private Equity Fund’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interest being acquired. Certain Secondary Investments may be purchased as a portfolio, and in such cases the Fund may not be able to carve out from such purchases those investments that the Advisers consider (for commercial, tax, legal or other reasons) less attractive.

Contingent Liabilities Associated with Private Equity Funds Acquired in Secondary Transactions: Where the Fund acquires a Private Equity Fund interest as a secondary investment, the Fund may acquire contingent liabilities associated with such interest. Specifically, where the seller of a Private Equity Fund interest has received distributions from the Private Equity Fund and, subsequently, the Private Equity Fund recalls any portion of such distributions, the Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Private Equity Fund. While the Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Private Equity Fund, there can be no assurance that the Fund would have such right or prevail in any such claim.

Limited Selectivity of Investments: The Fund may purchase certain Secondary Investments as a group and the Fund may not be able to carve out from such purchases those investments that the Sub-Adviser considers (for commercial, tax, legal or other reasons) less attractive.

Competition: The Fund competes for Secondary Investments in certain underlying funds with other secondary investors. There can be no assurance that the Fund will be able to locate and complete attractive investments or that the investments which are ultimately made will satisfy all of the Fund’s objectives.

Purchases of Secondary Investments Based on Available Information: The overall performance of the Fund’s Secondary Investments will depend in large part on the acquisition price paid for such Secondary Investments, which may be negotiated based on incomplete or imperfect information.

Risks Relating to Secondary Investments Involving Syndicates: The Fund may acquire Secondary Investments as a member of a purchasing syndicate, in which case the Fund may be exposed to additional risks including (among other things): (i) counterparty risk, (ii) reputational risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Limits of Risks Disclosure: The above discussions relating to various risks associated with the Fund and Shares and the Private Equity Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Prospectus and the Agreement and Declaration of Trust and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund’s investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Prospectus.

Pooled Investments in Secondary Investments: In many cases, the Fund expects to have the opportunity to acquire a portfolio of underlying funds from a seller on an “all or nothing” basis. Certain of the underlying funds in the portfolio may be less attractive than others, and certain of the sponsors of such underlying funds may be more familiar to the Fund than others or may be more experienced or highly regarded than others. In addition, the Fund may have the opportunity, or may be required, to participate in a “stapled secondary” (e.g., a secondary market purchase of an existing limited partnership interest and a corresponding commitment to a new fund in formation sponsored by the same investment manager). In certain instances, the purchase of the interest in the new fund may be less attractive than the secondary market purchase of an existing interest. In such cases, it may not be possible for the Fund to exclude from such purchases those investments which P10 Advisors considers (for commercial, tax, legal or other reasons) less attractive.

RISKS SPECIFIC TO PRIVATE CREDIT INVESTMENTS

Investment Environment: Many factors affect the appeal and availability of Fund Investments in companies and the securities that are the focus of the Fund. The activities of the Fund and its Fund Investments could be materially adversely affected by the instability in the U.S. or global financial markets, or changes in market, economic, political or regulatory conditions, as well as by numerous other factors outside the control of the Adviser, Sub-Adviser or their respective affiliates. Interest rates and general levels of economic activity may affect the value and number of Fund Investments made by the Fund or considered for prospective Fund Investment. In addition, recent and current disruptions in the global debt markets have affected the price of, as well as the ability to make, certain types of Fund Investments, and there can be no assurance that these disruptions will not continue or worsen in the future. Such recent and current disruptions may have a direct or indirect negative effect on a wide range of issuers and may increase the likelihood that such issuers will be unable to make principal and interest payments on, or refinance, outstanding debt when due. Moreover, the risk that such disruptions will affect an issuer’s ability to pay its debts and obligations when due is enhanced if such issuer in turn provides credit to third parties or otherwise participates in the credit markets. In the event of such defaults, the Fund could lose both invested capital in, and anticipated profits from, any affected Fund Investments.

Origination Activities: As a result of its investment activities, it is possible that the Fund could be deemed to be engaged in the origination of debt or debt-linked securities, including hybrid debt and preferred equity, for purposes of the applicable laws in jurisdictions in which such activities take place. Such laws are frequently highly complex and may include licensing requirements. The licensing processes can be lengthy and can be expected to subject a debt originator to increased regulatory oversight. In some instances, the process for obtaining a required license or exception certificate may require disclosure to regulators or to the public of information about the Fund, its direct or indirect investors, its loans, its business activities, its management or controlling persons or other matters. Such disclosures may provide competitors with information that allows them to benefit at the expense of the Fund, which could have a material adverse effect on the Fund. Failure, even if unintentional, to comply fully with applicable laws may result in sanctions, fines, or limitations on the ability of the Fund, Sub-Adviser or affiliates of the foregoing to do business in the relevant jurisdiction or to procure required licenses in other jurisdictions, all of which could have a material adverse effect on the Fund.

The market for originating debt and debt-linked securities is highly competitive, and the Fund may be unable to compete effectively with other market participants for origination opportunities. The Fund may compete for opportunities with public and private equity funds, commercial and investment banks and commercial finance companies.

Many current and potential competitors in the debt origination and debt-linked securities business are much larger than the Fund’s expected size and, accordingly, have far greater financial, technical, marketing and other resources. The Fund will be subject to various elements of competition, including interest rates and financing costs; origination standards; convenience; customer service; the size, term, and seniority of financing arrangements; and marketing and distribution channels. Price pressure from competitors (including market participants that are not directly originating debt) may cause the Fund to lower the interest rates that it charges issuers, which consequently may lower the value of the Fund’s loans. Further, if competitors adopt less stringent debt origination standards in order to maintain their debt origination volume, the Fund may elect to do so as well. If the Fund adopts less stringent debt origination standards, the Fund will bear increased risk for debt originated under such less stringent standards, which may not be compensated by an increase in price. Alternatively, the Fund may determine not to adopt less stringent origination standards in this competitive environment, which may result in a loss of market share. Increased pressure on pricing and origination opportunities would likely reduce the volume and quality of the Fund’s origination activity and materially adversely affect the Fund. In particular, from time to time there may be influxes of capital directed to smaller issuers, which may result in a tendency by the highest quality issuers to borrow from sources other than the Fund such that the Fund’s origination opportunities and its eventual portfolio include a disproportionate number of lower quality issuers, exacerbating some of the risks outlined here.

Some competitors may have higher risk tolerances or different risk assessments than the Fund, thereby allowing such competitors to achieve a broad diversification of Fund Investments and to establish more relationships than the Fund. Some competitors may have a lower cost of funds and access to more stable funding sources that are not available to the Fund. These competitive pressures could have a material adverse effect on the Fund.

Debt and debt-linked securities originated by the Fund may not conform to the terms of, or use the forms generally found in or used for, debt that is pooled for resale to government-sponsored entities or institutions. An inability to sell debt to government-sponsored entities or to institutions could have a material adverse effect on the Fund.

When it originates debt or debt-linked securities, the Fund expects to rely significantly upon representations made by the issuer. There can be no assurance that such representations are accurate or complete, or that any due diligence undertaken would identify any misrepresentation or omission. Any misrepresentation or omission by an issuer to which the Fund originates debt may adversely affect the valuation of the collateral underlying the debt or may adversely affect the ability of the Fund to perfect or foreclose on a lien on the collateral securing the debt or may result in liability of the Fund to a subsequent purchaser of the debt.

Fraud: A concern in investments in loans is the possibility of material misrepresentation or omission on the part of the borrower or issuers of debt securities. Such inaccuracy or incompleteness may adversely affect the valuation of the collateral underlying the loans or may adversely affect the ability of the Fund to perfect or effectuate a lien on any collateral securing the loan. The Fund will rely upon the accuracy and completeness of representations made by borrowers and issuers to the extent reasonable when it makes its investments but cannot guarantee such accuracy or completeness. Finally, under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

Mezzanine Investments: Mezzanine investments involve a high degree of risk with no certainty of any return of capital. Although mezzanine securities are typically senior to common stock and other equity securities in the capital structure, they may be either contractually or structurally subordinated to large amounts of senior debt and are usually unsecured. Mezzanine investments may also be structurally subordinated, for example in the case of a Fund Investment at the holding company level. Fund Investments in highly leveraged issuers are intrinsically more sensitive to declines in issuer revenues and to increases in issuer expenses. Issuers may face intense competition, changing business and economic conditions or other developments that may adversely affect their performance.

Moreover, rising interest rates may increase an issuer’s interest expense. There can be no assurance that an issuer will generate sufficient cash to service its obligations. Further, a debt security or obligation bearing payment-in-kind interest will generally have a higher risk of non-payment of interest since there may be no cash payments of interest from the issuer prior to maturity or refinancing. In addition, many of the remedies available to mezzanine holders are available only after satisfaction of claims of senior creditors. Therefore, in the event that an issuer does not generate adequate cash flow to service its debt obligations, the Fund may suffer a partial or total loss of invested capital.

Subordinated Debt Investments: The Fund is subject to credit risk on its debt investments to the extent that obligators are unable or unwilling to fulfill their obligations. There can be no assurance that upon a default the issuer will repay the whole of the Fund’s investments in the issuer. The Fund may invest in unrated or low-grade debt securities that are subject to greater risk of loss of principal and interest than higher rated debt securities. The Fund may invest in debt securities which rank junior to other outstanding securities and obligations of the issuer, all or a significant portion of which may be secured on substantially all of that issuer’s assets. Securities in the lower rated categories and comparable non-rated securities are subject to greater risk of loss of principal and interest than higher rated and comparable non-rated securities and are generally considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. They are also generally considered to be subject to greater risk than securities with higher ratings or comparable non-rated securities in the case of deterioration of general economic conditions. Because investors generally perceive that there are greater risks associated with lower rated and comparable non-rated securities, the yields and prices of such securities may be more volatile than those for higher rated and comparable non-rated securities. The market for lower rated and comparable non-rated securities is thinner, often less liquid and less active than that for higher rated or comparable non-rated securities, which can adversely affect the prices at which these securities can be sold and may even make it difficult to sell such securities. As such, the timing of cash distributions to Shareholders in this respect may be uncertain and unpredictable. In addition, many debt securities may also not be protected by financial covenants or limitations on additional indebtedness. If an issuer defaults, the Fund may incur additional expenses to seek recovery, and the possibility of any recovery may be subject to the expense and uncertainty of insolvency proceedings.

Unsecured Loans and Collateral Impairment: In the event of a default by an issuer, the Fund might not receive payments to which it is entitled and thereby could experience a decline in the value of its investments in the issuer. If the Fund invests in debt or debt-linked securities that are not secured by collateral, in the event of such default the Fund will have only an unsecured claim against the issuer. In the case of debt that is secured by collateral, the value of the collateral may actually be equal to or less than the value of such debt or may decline below the outstanding amount of such debt subsequent to the Fund’s Fund Investment. The ability of the Fund to have access to the collateral may be limited by bankruptcy and other insolvency laws. As a result, the Fund might not receive full payment on a secured debt investment to which it is entitled and thereby may experience a decline in the value of, or a loss on, the Fund Investment.

Investments in Convertible Debt: The Fund may invest in convertible debt securities to the extent that the Adviser or Sub-Adviser believes such Fund Investments offer potential for capital appreciation. There is no minimum credit standard that is a prerequisite for a Fund Investment in any security, and most debt securities and preferred equity that offer potential for capital appreciation are likely to be non-investment grade.

Distressed Loans: While the Fund’s primary investment strategy is focused on performing assets, the Fund may invest in, or hold as a result of restructuring, conversion or market events, debt which is nonperforming or other troubled assets which involve a degree of financial risk and are experiencing or expected to experience financial difficulties which may not be overcome, including Fund Investment in entities which are insolvent or in serious financial difficulty. Distressed securities may result in significant returns to the Fund, but also involve a substantial degree of risk. It frequently is difficult to obtain information as to the true condition of entities experiencing significant financial or business difficulties, which increases the risk of Fund Investments in such issuers. Such Fund Investments also may be adversely affected by laws relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the bankruptcy court’s discretionary power to disallow, subordinate or disenfranchise particular claims. The market prices of such instruments are also subject to abrupt and erratic market movements and above average price volatility and the spread between the bid and asked prices of such instruments may be greater than normally expected. The Fund may lose all or a substantial part of its Fund Investment in such distressed companies or may be required to accept cash or securities in lieu of its Fund Investment with a market value of less than the initial Fund Investment.

The Fund may hold debt of issuers which may be undergoing restructuring or require additional capital and management. Such debt is subject to various risks, including fluctuations in value and lack of market liquidity. The Fund may incur additional expense if it is required to seek recovery upon a default or participate in the restructuring of a Fund Investment. The Fund may have voting rights in respect of a restructuring but may not be able to exercise sufficient votes to determine the outcome of a vote. The Fund may acquire illiquid assets (in particular, equity) following a restructuring.

Special Situations: The Fund may hold debt or securities of portfolio companies involved in (or the target of) acquisition attempts or tender offers or in companies involved in or undergoing workouts, liquidations, spin-offs, reorganizations, bankruptcies or other catalytic changes or similar transactions. In any Fund Investment opportunity involving any such type of special situation, there exists the risk that the contemplated transaction either will be unsuccessful, will take considerable time or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Fund of the security or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its Fund Investment at a loss. Because there is substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire Fund Investment in such companies.

Effects of Bankruptcy: The Fund may make Fund Investments in issuers that are or may become the subject of voluntary or involuntary bankruptcy proceedings under applicable bankruptcy laws. Certain risks faced in bankruptcy cases must be factored into the Fund Investment decision including, for example, the potential total loss of any such Fund Investment. Upon confirmation of a plan of reorganization under applicable bankruptcy laws, or as a result of a liquidation proceeding, the Fund could suffer a loss of all or a part of the value of its investment in a portfolio company. There are a number of significant risks when investing in companies involved in bankruptcy proceedings, including the following: First, many events in a bankruptcy are the product of contested matters and adversary proceedings that are beyond the control of the creditors. Second, a bankruptcy filing may have adverse and permanent effects on a company. For instance, the company may lose its market position and key employees and otherwise become incapable of restoring itself as a viable entity. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the Fund Investment. Third, the duration of a bankruptcy proceeding is difficult to predict. A creditor’s return on Fund Investment can be impacted adversely by delays while the plan of reorganization is being negotiated, approved by the creditors and confirmed by the bankruptcy court, and until it ultimately becomes effective. Fourth, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors. Fifth, the administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors. Sixth, creditors can lose their ranking and priority in a variety of circumstances, including if they exercise “domination and control” over a debtor and other creditors can demonstrate that they have been harmed by such actions. Seventh, the Fund may seek representation on creditors’ committees and as a member of a creditors’ committee it may owe certain obligations generally to all creditors similarly situated that the committee represents, and it may be subject to various trading or confidentiality restrictions. If the Adviser or Sub-Adviser concludes that the Fund’s membership on a creditors’ committee entails obligations or restrictions that conflict with the duties it owes to its Shareholders, or that otherwise outweigh the advantages of such membership, the Fund will not seek membership in, or will resign from, that committee. Because the Fund will indemnify the Adviser, Sub-Adviser or any other person serving on a committee on behalf of the Fund for claims arising from breaches of those obligations, indemnification payments could adversely affect the return on the Fund’s Fund Investment in a reorganization company.

Additional Capital for Bankruptcies and Workouts: Certain Fund Investments may require additional capital in connection with a bankruptcy or workout. There can be no assurance that P10 Advisors will be able to predict accurately how much capital may need to be reserved by the Fund for participation in any such bankruptcy or workout. If more capital is reserved than is necessary, then the Fund may receive a lower allocation of other Fund Investment opportunities. If less capital is reserved than is necessary, then the Fund may not be able to fully protect or enhance its existing Fund Investment in the company undergoing a bankruptcy or workout.

Bank Loans and Participations: The Fund through Fund Investments may make investments in bank loans and participations. These obligations are subject to unique risks, including (a) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (b) so-called lender liability claims by the issuer of the obligations, (c) environmental liabilities that may arise with respect to collateral securing the obligations and (d) limitations on the ability of the Fund to enforce directly its rights with respect to participations. Successful claims by third parties arising from these and other risks, absent certain conduct by the Adviser, Sub-Adviser, their respective affiliates and certain other individuals, will be borne by the Fund. In addition, the settlement process for the purchase of bank loans can take significant time.

If the Fund purchases a participation, the Fund will not have established any direct contractual relationship with the issuer. The Fund will be required to rely on the lender or the participant that sold the participation not only for the enforcement of the Fund’s rights against the issuer but also for the receipt and processing of payments due to the Fund under the participation. The Fund will thus be subject to the credit risk of both the issuer and the selling lender or participant. Because it may be necessary to assert through the selling lender or participant such rights as may exist against the issuer, in the event the issuer fails to pay principal and interest when due, such assertion of rights against the issuer may be subject to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights against the issuer directly.

Interest Rate Risk: Changes in interest rates may reduce the Fund’s net interest return from floating-rate investments or increase the cost of any debt. Furthermore, because interest rates on bank loans only reset periodically and may not perfectly correlate with prevailing interest rates, during such time as the interest rate of a loan is fixed, such a loan may be subject to the same fluctuations due to interest rate changes as fixed-rate obligations of similar duration. Also, a default on a loan that is held by the Fund of a sudden and extreme increase in prevailing interest rates may cause a decline in the Fund’s asset value.

The Fund may, but shall not be obligated to, use derivative transactions to reduce its exposure to interest rate fluctuations. A hedge position may not be effective in eliminating all of the risks inherent in any particular position. A hedge may also limit the Fund’s ability to capture gains that it would otherwise attain. The Fund may be exposed to the credit risk of the relevant counterparty in a hedging transaction.

Institutional Risk: The institutions, including brokerage firms and banks, with which the Fund directly or indirectly will do business (including swap counterparties), or to which securities will be entrusted for custodial and prime brokerage purposes, may encounter financial difficulties, fail or otherwise become unable to meet their obligations. In light of recent market turmoil and the overall weakening of the financial services industry, the Fund, its prime brokers and other financial institutions’ financial condition may be adversely affected and they may become subject to legal, regulatory, reputational and other unforeseen risks that could have a material adverse effect on the activities and operations of the Fund.

Counterparty, Settlement and Local Intermediary Risk: From time to time, certain securities markets have experienced operational clearance and settlement problems that have resulted in failed trades. These problems could cause the Fund to miss attractive Fund Investment opportunities or result in the Fund’s liability to third parties by virtue of an inability to perform the Fund’s contractual obligation to deliver securities. In addition, delays and inefficiencies of the local postal, transport and banking systems could result in the loss of Fund Investment opportunities and the loss of funds (including dividends). Transactions entered into directly between two counterparties may expose the parties to the risk of counterparty defaults. Such risks may be exacerbated with respect to foreign securities or transactions with foreign counterparties. Certain of the Fund’s transactions may be undertaken through local brokers, banks or other organizations in the countries in which the Fund makes Fund Investments, and the Fund will be subject to the risk of default, insolvency or fraud of such organizations. The collection, transfer and deposit of bearer securities and cash expose the Fund to a variety of risks, including theft, loss and destruction. Finally, the Fund will be dependent upon the general soundness of the banking systems of countries in which Fund Investments will be made.

Regulatory Risk: The Adviser and Sub-Adviser anticipate that the Fund will invest predominantly in unlisted companies. There can be no assurance that any issuer is, and will continue to be, fully compliant with all necessary regulations. This risk is more significant in the case of unlisted companies than listed companies. Additionally, unlisted companies are not regulated by equivalent levels of disclosure and investment protection regulations that apply to listed companies. Also, changes in regulatory conditions may adversely affect the marketability and financial performance of certain Fund Investments, which in turn may affect the distributions which the Fund receives from such Fund Investments.

Evaluating Credit Risk: Evaluating credit risk for debt securities involves greater uncertainty because credit rating agencies throughout the world have different standards, making comparison across countries difficult. It should be recognized that an economic downturn is likely to have a negative effect on the debt market as well as on the ability of the issuers of such debt, especially highly leveraged issuers, to service principal and interest payment obligations to meet their projected business goals or to obtain additional financing.

Prepayment: The Fund may purchase loans for which the underlying issuers are not subject to any repayment penalties, even if an issuer determines to prepay the obligation early during the term of the debt investment. If the debt investments that the Fund is invested in are prepaid without any prepayment penalties, the Fund’s ability to achieve its investment objective may be affected.

No Voting Control: The Fund’s debt investments will not give the Fund voting control over the equity of obligors. Accordingly, holders of the equity in Fund Investments may make decisions which do not serve the interests of the Fund as a debt investor.

RISKS SPECIFIC TO CO-INVESTMENTS AND DIRECT INVESTMENTS

The Fund may make Co-Investments. There can be no assurance that the Fund will be given Co-Investment opportunities, or that any Co-Investment offered to the Fund would be appropriate or attractive to the Fund. Co-Investments generally are more concentrated than other investments in Private Equity Funds, which generally hold multiple portfolio companies. Due diligence will be conducted on Co-Investment opportunities; however, the Adviser and Sub-Adviser may not have the ability to conduct the same level of due diligence applied to Fund Investments. In addition, the Adviser and Sub-Adviser may have little opportunities to negotiate the terms of such Co-Investments. However, in instances where the terms of a Co-Investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or the Sub-Adviser, as applicable, generally will rely on the Private Equity Manager or sponsor offering such Co-Investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the Co-Investment.

The Fund may indirectly make binding Co-Investment commitments without an ability to participate in the management and control of, and with no or limited ability to transfer its interests in, the pertinent operating company. In some such cases, the Fund may be obligated to fund its entire Co-Investment commitment up front, and in other cases the Fund is expected to make commitments to fund Co-Investments from time to time as called by the Private Equity Manager or the sponsor that is managing such Co-Investment. Generally, neither the Advisers nor the Fund will have control over the timing of capital calls or distributions received from such Co-Investment, or over investment decisions made in such Co-Investments.

The Fund may co-invest with third parties through joint venture entities or other entities, including Private Equity Fund Managers. Co-Investments may involve risks in connection with such third-party involvement, including the possibility that a third-party may have financial difficulties, resulting in a negative impact on such Co-Investment, or that the Fund may in certain circumstances be held liable for the actions of such third-party co-investor. Third-party co-investors may also have economic or business interests or goals that are inconsistent with those of the Fund or may be in a position to take or block action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may receive compensation arrangements relating to the Co-Investment, including structuring fees (which benefit the management group and not the Fund) and incentive compensation arrangements, and the interests of such third parties may not be aligned with the interests of the Fund.

In view of the risks noted above, the Fund should be considered a speculative investment and prospective investors should invest in the Fund only if they can sustain a complete loss of their investment.

No guarantee or representation is made that the investment program of the Fund will be successful or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The Board of Trustees

The Board has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Shareholders. A majority of Trustees of the Board are and will be persons who are not “interested persons,” as defined in Section 2(a)(19) of the Investment Company Act (the “Independent Trustees”). To the extent permitted by the Investment Company Act and other applicable law, the Board may delegate any of its rights, powers and authority to, among others, the officers of the Fund, any committee of the Board, service providers or the Adviser and Sub-Adviser. See “BOARD OF TRUSTEES AND OFFICERS” in the Fund’s SAI for the identities of the Trustees and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election and membership of the Board.

The Adviser

Hatteras Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, serves as the Adviser of the Fund and is responsible for Fund structure, investment objective and mandate, oversight of fund operations and fund accounting, cash and liquidity management, risk management, client service and investor communications. The Adviser is also responsible for developing, implementing and supervising the Fund’s investment strategy, and overseeing the non-discretionary services provided by the Sub-Adviser. The Adviser, first established in 2013, is a limited partnership that provides alternative asset management services to registered investment advisors, broker dealers and institutional investors. The Adviser manages alternative investment vehicles in registered and private investment funds. The Adviser is an investment adviser registered with the SEC under the Advisers Act. As of May 31, 2022, the Adviser’s assets under management were $715 Million. The Adviser has invested more than $6 Billion in alternative investments since its inception.

The Sub-Adviser

P10 Advisors, LLC, located at 4514 Cole Avenue, 16th Floor, Dallas, Texas 75205, serves as the Sub-Adviser of the Fund and provides investment sub-advisory services to the Fund solely on a non-discretionary basis, primarily by making investment recommendations to the Adviser. As a result, all investment decisions for the Fund (including, without limitation, acquisition and disposition decisions) will be made exclusively by the Adviser. The Adviser will have sole authority, under the terms of the Investment Advisory Agreement, to exercise and direct portfolio transactions on the Fund’s behalf.

The Sub-Adviser is an investment adviser registered with the SEC under the Advisers Act. As of March 31, 2022, the Sub-Adviser’s fee-paying assets under management were $17.6 Billion .

The Adviser, the Sub-Adviser and their respective affiliates may serve as advisers to other funds that have investment programs that are similar to the investment program of the Fund, and the Advisers or one of their respective affiliates may in the future serve as the adviser or otherwise manage or direct the investment activities of other registered and/or Private Equity companies with investment programs similar to the investment program of the Fund. See “CONFLICTS OF INTEREST.”

Portfolio Managers

The key personnel of the Adviser and the Sub-Adviser who currently have primary responsibility for management of the Fund are set forth below (the “Portfolio Managers”).

Adviser. The personnel of the Adviser who currently have primary responsibility for management of the Fund are:

David B. Perkins, CAIA | Chief Executive Officer, Co-Founder

David is the Chief Executive Officer and Co-Founder of Hatteras Investment Partners, LP. As CEO, he sets the overall strategy and culture of the Firm. He is focused on strengthening the relationship between the Advisor and Investor through performance-focused Private Investment solutions.

David has more than three decades of investment management experience and a proven history of building, operating and leading innovation-focused firms.

Prior to co-founding Hatteras, in 1997, David co-founded CAPTRUST, one the largest Registered Investment Advisor firms in America with $575 Billion Assets Under Advisement. Prior to CAPTRUST, in 1990, David and Fielding Miller, partnered to take the innovative fee-based advisory approach to the market at Interstate Johnson Lane.  This partnership later evolved into CAPTRUST. David received his Bachelor of Arts degree from the University of North Carolina at Charlotte and earned his designation as a Chartered Alternatives Investment Analyst (CAIA)® in 2004.

Thomas P. Riegert, CFA | Chief Investment Officer

Thomas Riegert is the Chief Investment Officer for Hatteras Investment Partners, LP.  In this role, Tom oversees and provides strategic direction for Hatteras’ investment team.  Tom’s responsibilities include investment due diligence, asset allocation, portfolio construction, and risk management.

Prior to joining Hatteras, Tom was an Investment Manager in Wealth Management at Wells Fargo in Charlotte, NC. Previously, Tom held positions at Evergreen Investments including Associate Portfolio Manager and Quantitative Research Analyst. Tom received a Bachelor of Business Administration degree from Ohio University. Tom also holds the Chartered Financial Analyst® designation.

Bryan Lloyd, FRM | Senior Vice President of Risk Management

Bryan Lloyd is the dedicated risk manager for Hatteras Investment Partners, LP. As Senior Vice President of Risk Management, Bryan’s primary responsibilities include the identification, analysis, and mitigation of key portfolio risks to help the Funds improve performance through efficient allocation of Fund assets. Focused on two metrics: probability of losing capital and the uncertainty of returns.

Bryan also supports of the portfolio management team, quantitative research and reporting, and manager due diligence. Prior to joining Hatteras Investment Partners, LP, Bryan participated in NSF-Funded Mathematics Research at the University of North Carolina. Bryan graduated from the University of North Carolina at Chapel Hill with Honors in Mathematics and a Bachelor of Science degree in Mathematics.  Bryan has also earned his designation as a Financial Risk Manager (FRM)® designation.

Sub-Adviser. The personnel of the Sub-Adviser who currently have primary responsibility for management of the Fund are:

William F. Souder | Chief Operating Officer, P10 and P10 Advisors

In addition to his role at P10, Mr. Souder is a Managing Partner and co-founder of RCP Advisors and serves on the Board of Managers of all P10 operating vehicles. He has been involved in the private equity industry for over 20 years. Prior to founding RCP Advisors, Mr. Souder worked for Marsh & McLennan, where he directed their Private Equity and Mergers & Acquisitions Practice throughout the Midwest Region. Fritz received a BA in Economics from the University of Virginia

C. Clark Webb | Co-Chief Executive Officer, P10 and P10 Advisors

In additional to his role at P10, Mr. Webb is also the Co-Founder and Principal of 210 Capital. Previously, Clark was co-founder and manager of P10 Capital Management, LP, a Co-Portfolio Manager of the Lafayette Street Fund and a Partner at Select Equity Group, L.P. Mr. Webb holds a BA from Princeton University (2003). Mr. Webb is currently Chairman of the Board of Elah Holdings, Inc., Chairman of the Board of Collaborative Imaging, LLC, and a director of Crossroads Impact, Inc. He was formerly a director of Globalscape, Inc.

Robert Alpert | Co-Chief Executive Officer, P10 andP10 Advisors

In addition to his role at P10, Mr. Alpert is also the co-founder and principal of 210 Capital. Additionally, he is the Chairman of the Board of Crossroads Systems, Inc and a director of Elah Holdings, lnc. (ELLH). Mr. Alpert is also a managing member of Merfax Financial Group, LLC, and a director of Redpoint Insurance Group, L.L.C. He was formerly CEO (April 2019-September 2020) and Chairman of the Board of Globalscape, Inc. Before founding 210 Capital, Mr. Alpert was the founder and portfolio manager of Atlas Capital Management, L.P. (October 1995 to September 2015). Mr. Alpert received a B.A. from Princeton University in 1987 and an M.B.A. from Columbia University in 1990.

Additional information regarding Portfolio Manager compensation, other accounts managed by the Portfolio Managers, and Portfolio Manager ownership of the Fund (if any) can be found in the SAI.

Investment Advisory Agreement

The Investment Advisory Agreement will become effective as of the Initial Closing Date and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first report to Shareholders.

[The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Advisory Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).]

Investment Sub-Advisory Agreement

The Investment Sub-Advisory Agreement will become effective as of the Initial Closing Date and will continue in effect for an initial two-year term. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Sub-Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board, the Adviser or the Sub-Adviser. A discussion regarding the basis for the Board’s approval of the Investment Sub-Advisory Agreement will be available in the Fund’s first report to Shareholders.

[The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties to the Fund, the Sub-Advisory and any partner, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Sub-Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Sub-Adviser, or any partner, director, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. The Fund and the Adviser have the right to consent before the Sub-Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Sub-Adviser’s entitlement to indemnification).]

INVESTMENT ADVISORY FEE

The Fund pays the Adviser an investment advisory fee (the “Investment Advisory Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Fund pays the Adviser a monthly Investment Advisory Fee equal to 1.50%, on an annualized basis, of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Fund also reimburses the Adviser for certain out-of-pocket expenses. The Investment Advisory Fee will be computed as of the last day of each month and will be due and payable in arrears within twenty-five business days after the end of the month.

The basis for the Investment Advisory Fee could be larger than the Fund’s net asset value due to unfunded commitments to invest in Fund Investments. The Investment Advisory Fee cannot exceed 1.75% as a percentage of the Fund’s net asset value. The actual amount of unfunded commitments will be disclosed in the Fund’s published financial statements.

A portion of the Investment Advisory Fee may be paid to brokers or dealers that assist in the distribution of Shares, including brokers or dealers that may be affiliated with the Adviser.

Under the sub-advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will be entitled to receive a percentage of the Investment Advisory Fee.

In addition, at the end of each calendar quarter the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. Net profits means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income, gains or losses and expenses (including offering and organizational expenses). The Adviser may earn the Incentive Fee on net unrealized appreciation that, in subsequent periods, may not be realized.

The Fund will maintain the Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

DISTRIBUTOR

Hatteras Capital Distributors, LLC (the “Distributor”), located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, acts as distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to distribution services agreements between the Fund and the Distributor (together, the “Distribution Agreement”).

Neither the Distributor nor any other party is obligated to purchase any Shares from the Fund. There is no minimum aggregate number of Shares required to be purchased.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to Shareholders. These payments will be made out of the Adviser’s and/or its affiliates’ own assets and will not represent an additional charge to the Fund. The amount of such payments may be significant in amount and the prospect of receiving any such payments may provide such third parties or their employees with an incentive to favor sales of Shares over other investment options.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services but may receive compensation for its distribution services from the Adviser. The Distribution and Service Plan will allow the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares to the Fund’s Distributor and/or other qualified recipients. The Distributor does not retain any of the distribution and servicing fees for profit.

Pursuant to the Distribution Agreement, the Distributor is solely responsible for the costs and expenses incurred in connection with its qualification as a broker-dealer under state or federal laws. The Distribution Agreement also provides that the Fund will indemnify the Distributor and its affiliates and certain other persons against certain liabilities. The indemnification will not apply to actions of the Distributor, its officers, or employees in cases of their willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties.

Sales Load

Class R Shares are offered at their current net asset value less a maximum Sales Load of up to 3.50% of the subscription amount. The Sales Load payable by a Shareholder with respect to Class R Shares depends upon the amount invested, see table below, but may range from 0.00% to 3.50%.

INVESTMENT AMOUNT	SALES LOAD
Less than $250,000	3.50%
$250,000 – $499,999	2.50%
$500,000 – $999,999	2.00%
$1,000,000 or more	0.00%

The Sales Load for Class R Shares will be deducted out of the Shareholder’s subscription amount and will not constitute part of the Shareholder’s capital contribution to the Fund or part of the assets of the Fund. No Sales Load may be charged without the consent of the Distributor. The Distributor may elect to reduce, otherwise modify, or waive the Sales Load with respect to any Shareholder on behalf of: (i) purchasers for whom the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custody, or similar capacity; (ii) employees and retired employees (including spouses, children, and parents of employees and retired employees) of the Distributor, the Adviser, and any affiliates of the Distributor or the Adviser; (iii) Managers and retired Managers of the Fund (including spouses, children, and parents of Managers and retired Managers); (iv) purchasers who use proceeds from an account for which the Distributor, the Adviser, or one of their affiliates acts in a fiduciary, advisory, custodial, or similar capacity, to purchase Shares;[ (v) clients of brokers, dealers, investment advisers, financial planners or other financial services firms with which the Fund has a special arrangement]; (vi) participants in an investment advisory or agency commission program under which such participant pays a fee to an investment adviser or other firm for portfolio management or brokerage services; (vii) orders placed on behalf of other investment companies that the Distributor or an affiliated company distributes; and (viii) orders placed on behalf of purchasers who have previously invested in the Fund or other funds advised or distributed (as applicable) by the Adviser, the Distributor, and any affiliates of the Adviser or the Distributor in amounts that, if combined with the new order for Shares of the Fund, may qualify the purchaser for a lesser Sales Load (or a complete waiver of the Sales Load). To receive a Sales Load waiver in conjunction with any of the above categories, a prospective investor must, prior to the time of purchase, inform the Fund about the investor’s eligibility for the waiver of the Sales Load and give the Fund sufficient information to permit the Distributor to confirm that the investor qualifies for such a waiver. Notwithstanding any waiver, Shareholders remain subject to eligibility requirements set forth in this Prospectus.

DISTRIBUTION AND SERVICE PLAN

The Fund has adopted a Distribution and Service Plan with respect to Class R Shares in compliance with Rule 12b-1 under the Investment Company Act. The Distribution and Service Plan allows the Fund to pay distribution and servicing fees for the sale and servicing of its Class R Shares. Under the Distribution and Service Plan, the Fund will be permitted to pay as compensation up to a maximum of 1.00% per year on Class R Shares on an annualized basis of the aggregate net assets of the Fund attributable to such class (the “Distribution and Servicing Fee”) to the Fund’s Distributor and/or other qualified recipients. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of an investment and may cost more than paying other types of Sales Loads. Class I Shares are not subject to the Distribution and Servicing Fee.

The Distribution and Servicing Fee to be paid to the Distributor for distribution of each class of Shares under the Distribution and Service Plan is as follows:

Class	Distribution and Service Fee
Class R Shares	1.00%

ADMINISTRATION

The Fund has retained the Administrator, UMB Fund Services, Inc., whose principal business address is 235 West Galena Street, Milwaukee, WI 53212, to provide administrative services, and to assist with operational needs. The Administrator provides such services to the Fund pursuant to an administration agreement between the Fund and the Administrator (the “Administration Agreement”). The Administrator is responsible directly or through its agents for, among other things, providing the following services to the Fund, as applicable; (1) maintaining a list of Shareholders and generally performing all actions related to the issuance and repurchase of Shares, if any, including delivery of trade confirmations and capital statements; (2) providing certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. GAAP and procedures defined in consultation with the Adviser; (5) assisting in the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. GAAP, quarterly reports of the operations of the Fund and information required for U.S. federal and applicable state and local income tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time-to-time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

In consideration for these services, the Administrator is paid a monthly fee calculated based upon the average net asset value of the Fund, subject to a minimum monthly fee (the “Administration Fee”). The Administration Fee is paid to the Administrator out of the assets of the Fund and therefore decreases the net profits or increases the net losses of the Fund. The Administrator is also reimbursed by the Fund for out-of-pocket expenses relating to services provided to the Fund and receives a fee for transfer agency services. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

[The Administration Agreement provides that the Administrator’s cumulative liability to the Fund for a calendar year will be limited in relation to the fees and expenses charged by the Administrator in the relevant calendar year. In addition, the Administrator shall have no liability for any error of judgment or mistake of law or for any loss or damage resulting from the performance or nonperformance of its duties unless solely caused by or resulting from the willful misconduct or gross negligence of the Administrator, its officers or employees. In addition, the Administrator will not be liable for any special, indirect, incidental, punitive or consequential damages, including lost profits, of any kind whatsoever (including, without limitation, attorneys’ fees) under any provision of the Administration Agreement or for any such damages arising out of any act or failure to act thereunder.]

[The Administration Agreement also provides that the Fund shall indemnify and hold the Administrator and its directors, officers, agents, and employees harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from any claim, demand, action or suit in connection with the Administrator’s acceptance of the Administration Agreement, any action or omission by the Administrator in the performance of its duties as administrator of the Fund, or as a result of acting upon instructions reasonably believed by it to have been duly authorized by the Fund or upon reasonable reliance on information or records given or made by the Fund or the Adviser. The indemnification will not apply to actions of the Administrator, its officers, or employees in cases of their own willful misconduct bad faith, reckless disregard or gross negligence in the performance of their duties.]

CUSTODIAN

UMB Bank, n.a. (the “Custodian”) serves as the primary custodian of the assets of the Fund and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian’s principal business address is 1010 Grand Blvd, Kansas City, MO 64106.

FUND EXPENSES

The Fund will pay all of its expenses and/or reimburse the Adviser, the Sub-Adviser or any of their respective affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Shares; all costs, fees and expenses reasonably incurred in connection with the operation of the Fund such as direct and indirect expenses related to the purchasing, monitoring, identifying, evaluating, investigating, negotiating, acquiring, holding, operating and selling of investments (whether or not such investments are consummated), investment structuring (including forming and maintaining subsidiary investment vehicles) whether or not such investments are consummated, corporate actions, round-trip travel, lodging, meals and other incidentals associated with the due diligence and monitoring activities and enforcing the Fund’s rights in respect of the Fund Investments; quotation or valuation expenses; investment banking and appraisal costs, expenses related to other third-party service providers, the Investment Advisory Fee, the Incentive Fee, and the Administration Fee; brokerage commissions; all principal, interest, fees, expenses and any other amounts incurred in connection with borrowings, financings, guarantees, hedging or derivative transactions, or the provision of security interests or other collateral (including, if applicable, fees and expenses of lender’s counsel associated with such transactions, including for review of side letters); professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside tax or legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign counsel; accounting, auditing and tax preparation expenses; expenses relating fees and expenses in connection with repurchase offers and any repurchases or redemptions of Shares; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, sub-custodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions with any custodian or other agent engaged by the Fund, as applicable; bank service fees; all unreimbursed expenses incurred in connection with the collection of amounts due to the Fund from any person or entity; expenses relating to the use of third-party vendors and service providers for establishing, developing, improving, populating or maintaining information technology, infrastructure or other similar or related systems (including software, databases and cloud-based services or products) to be used by or for the benefit of the Fund; costs and expenses relating to any amendment of the Agreement and Declaration of Trust or other organizational documents of the Fund; expenses of preparing, amending, printing, and distributing the Prospectus, SAI, and any other sales material (and any supplements or amendments thereto), reports, notices, websites, other communications to Shareholders, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Shareholders’ meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Shareholder recordkeeping and account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board who are not employees of the Adviser, the Sub-Adviser or any of their respective affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell Fund Investments to pay fees and expenses, which could cause the Fund to realize taxable gains.

“Extraordinary Expenses” means all expenses incurred by the Fund, as applicable, outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the rights against any person or entity; costs and expenses for indemnification or contribution payable to any person or entity (including, without limitation, pursuant to the indemnification obligations described under “SUMMARY OF THE AGREEMENT AND DECLARATION OF TRUST —Limitation of Liability; Indemnification”); expenses of a reorganization, restructuring or merger, as applicable; expenses of holding, or soliciting proxies for, a meeting of Shareholders (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

Each of the Adviser and the Sub-Adviser will bear all of its own routine overhead expenses, including rent, utilities, salaries, office equipment and communications expenses. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

The Adviser, the Sub-Adviser and any of their respective affiliates may be entitled to receive topping, break-up, monitoring, directors’ organizational, set-up, advisory, investment banking, syndication and other similar fees in connection with the purchase, monitoring or disposition of Fund Investments or from unconsummated transactions. Any such fees earned in respect of the Fund Investments shall be for the benefit of the Fund versus retained by the Adviser, the Sub-Adviser or any of their respective affiliates.

[The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Advisory Fee, and the Incentive Fee) do not exceed [2.20]%, and [1.20]% of the average daily net assets of Class R Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.]

The Fund Investments will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Fund Investments will pay asset-based fees to their Private Equity Manager and generally may pay performance-based fees or allocations to their Private Equity Manager, which effectively reduce the investment returns of the Fund Investments. These expenses, fees, and allocations are in addition to those incurred by the Fund directly. As an investor in the Fund Investments, the Fund will bear a portion of the expenses and fees of the Fund Investments. Such indirect fees and expenses are borne by the Fund.

The Fund’s expenses incurred and to be incurred in connection with the Fund’s organization are not expected to exceed $[  ]. The Fund’s expenses incurred and to be incurred in connection with the initial offering of Shares will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $[  ]. The Fund will also bear directly certain ongoing offering costs associated with any periodic offers of Shares, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Shareholders for U.S. federal income tax purposes.

The Fund’s fees and expenses will decrease the net profits or increase the net losses of the Fund.

VOTING

Each Shareholder will have the right to cast a number of votes, based on the value of such Shareholder’s Shares, at any meeting of Shareholders called by the (i) Board or (ii) Shareholders holding at least a majority of the total number of votes eligible to be cast by all Shareholders. Except for the exercise of such voting privileges, Shareholders will not be entitled to participate in the management or control of the Fund’s business and may not act for or bind the Fund.

CONFLICTS OF INTEREST

The Fund may be subject to a number of actual and potential conflicts of interest, including, but not limited to, those set forth in further detail below.

Affiliates

The Adviser, the Sub-Adviser and any of their respective affiliates engage in financial Advisory activities that are independent from and may from time-to-time conflict with, those of the Fund. In the future, there might arise instances where the interests of such affiliates conflict with the interests of the Fund. The Adviser and the Sub-Adviser and any of their respective affiliates may provide services to, invest in, advise, sponsor and/or act as Adviser to investment vehicles and other persons or entities (including prospective investors in the Fund) which may have structures, investment objectives and/or policies that are similar to (or different than) those of the Fund; and which may compete with the Fund for investment opportunities. In addition, the Adviser, the Sub-Adviser and any of their affiliates and their respective clients may themselves invest in securities that would be appropriate for the Fund or the Fund Investments and may compete with the Fund Investments for investment opportunities. By acquiring Shares of the Fund, each Shareholder will be deemed to have acknowledged the existence of any such actual and potential conflicts of interest and to have waived any claim with respect to any liability arising from the existence of any such conflict of interest, except as may otherwise be provided under the provisions of applicable state law or Federal securities law which cannot be waived or modified.

Although the Adviser, the Sub-Adviser, and any of their respective affiliates will seek to allocate investment opportunities among the Fund and their other clients in a fair and reasonable manner, there can be no assurance that an investment opportunity which comes to the attention of the Adviser, the Sub-Adviser or any of their respective affiliates will be appropriate for the Fund or will be referred to the Fund. The Adviser, the Sub-Adviser and any of their respective affiliates are not obligated to refer any investment opportunity to the Fund.

The directors, partners, trustees, managers, members, officers and employees of the Adviser, the Sub-Adviser, and any of their affiliates may buy and sell securities or other investments for their own accounts (including through funds managed by the Adviser, the Sub-Adviser, or any of their respective affiliates). As a result of differing trading and investment strategies or constraints, investments may be made by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than investments made for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund and the Adviser have adopted codes of ethics (collectively, the “Codes of Ethics”) in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov.

Affiliates of the Adviser or the Sub-Adviser may in the future have other clients with investment objectives that are similar to or compete with the Fund’s investment objectives, including private funds and managed accounts. The Fund will not engage in 17(d) investments alongside affiliates unless the Fund has received an order granting exemption from Section 17 of the Investment Company Act or unless such investments are not prohibited by Section 17(d) of the Investment Company Act or interpretations of Section 17(d) as expressed in SEC no-action letters or other available guidance.

Allocation of the Adviser’s, the Sub-Adviser’s and their Respective Affiliates’ Time

The Fund substantially relies on the Adviser and the Sub-Adviser to manage the day-to-day activities of the Fund and to implement the Fund’s investment strategy. The Adviser and the Sub-Adviser and certain of their affiliates are presently, and plan in the future to continue to be, involved with activities which are unrelated to the Fund. For example, the Adviser, the Sub-Adviser and their affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may be in competition with the Fund and/or may involve substantial time and resources of the Advisers. These activities could be viewed as creating a conflict of interest in that the time and effort of the Adviser, the Sub-Adviser, their respective affiliates and each of their officers and employees will not be devoted exclusively to the Fund’s business but will be allocated between the Fund and the management of the assets of other advisees of the Adviser, the Sub-Adviser, and their respective affiliates. The Adviser, the Sub-Adviser, and their respective employees will devote only as much of their time to the Fund’s business as the Adviser, the Sub-Adviser and their respective employees, in their judgment, determine is reasonably required, which may be substantially less than their full time. Therefore, the Adviser, the Sub-Adviser, and their respective employees and certain affiliates may experience conflicts of interest in allocating management time, services and functions among the Fund and any other business ventures in which they or any of their key personnel, as applicable, are or may become involved. This could result in actions that are more favorable to other affiliated entities than to the Fund.

Nevertheless, the Fund believes that the members of the Adviser’s and the Sub-Adviser’s senior management and the other key professionals have sufficient time to fully discharge their responsibilities to the Fund and to the other businesses in which they are involved. The Fund believes that its affiliates and executive officers will devote the time required to manage the business and expect that the amount of time a particular executive officer or affiliate devotes to the Fund will vary during the course of the year and depend on the Fund’s business activities at the given time.

Compensation Arrangements

The Adviser and the Sub-Adviser will each receive substantial fees from the Fund in return for their services, and these fees could influence the advice provided by the Adviser and the Sub-Adviser. Among other matters, the compensation arrangements could affect the Adviser’s and Sub-Adviser’s judgment with respect to offerings of equity by the Fund, which allow the Advisers to earn increased Investment Advisory Fees and Sub-Advisory Fees, respectively.

DIVIDENDS AND DISTRIBUTIONS

Beginning the first quarter of 2024, subject to the Board’s approval and applicable legal restrictions, and other than as required to qualify as a RIC under Subchapter M of the Code, the Adviser intends to recommend that the Board authorize and declare quarterly dividend distributions, to the extent the Fund has material net investment income (investment income, capital gains and return of capital, the “Distributions”).

The Fund expects that Distributions will be paid on the Shares in amounts representing substantially all of the net investment income, if any, earned each quarter. Payments on the Shares may vary in amount depending on investment income received and expenses of operation.

Shares will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment. Shareholders may elect initially not to reinvest by indicating that choice on the subscription document. Shareholders are free to change their election at any time by contacting the Fund. Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution. See “DIVIDEND REINVESTMENT PLAN.”

The Fund reserves the right to suspend at any time the ability of Shareholders to reinvest distributions and to require Shareholders to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions. The Fund may determine to do so if, for example, the amount being reinvested by Shareholders exceeds the available investment opportunities that the Adviser or Sub-Adviser considers suitable for the Fund. The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

The Fund, at any time, also reserves the right to suspend and or limit the ability of Shareholders to receive any distribution that represents a return of capital.

Unless Shareholders elect to receive distributions in the form of cash, the Fund intends to make its ordinary distributions in the form of additional Shares under the DRIP. Any distributions reinvested under the DRIP will nevertheless remain subject to U.S. federal (and applicable state and local) taxation to Shareholders. The Fund may finance its cash distributions to Shareholders from any sources of funds available to the Fund, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets (including Fund Investments), non-capital gains proceeds from the sale of assets (including Fund Investments), dividends or other distributions paid to the Fund on account of preferred and common equity investments by the Fund in portfolio companies and expense reimbursements from the Adviser. The Fund has not established limits on the amount of capital the Fund may use from available sources to make distributions.

As required under the 1940 Act, the Fund will provide a notice to Shareholders at the time of each distribution if such distribution does not consist solely of net income. Additionally, each distribution payment will be accompanied by a written statement that discloses the sources of each distribution. Each Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.

Each year, Shareholders subject to IRS reporting will be notified of the source of the Fund’s distributions on a Form 1099. For tax purposes, at the end of the year the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital. Distributions that constitutes a return of capital will not be subject to U.S. federal income taxation at the time of its payment up to the amount of the Shareholder’s adjusted basis in their Shares. A distribution that constitutes a return of capital will, however, reduce the adjusted tax basis of a Shareholder’s Shares. When a Shareholder sells Shares, the amount, if any, by which the sales price exceeds the adjusted basis in their Shares is gain subject to tax. Because a return of capital reduces a Shareholder’s tax basis in the Shares, it will increase the amount of a Shareholder’s gain or decrease the amount of loss when the Shares are subsequently sold, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the Shareholder’s basis in such Shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares, which would generally constitute capital gain for a Shareholder holding Shares as capital assets. See “CERTAIN TAX CONSIDERATIONS.” There can be no assurance that the Fund will be able to pay distributions at a specific rate or at all.

The Fund intends to elect to be treated, beginning with the taxable year ending September 30, [2023], and intends to qualify annually, as a RIC under Internal Revenue Code of 1986, as amended (the “Code”). To qualify for and maintain RIC tax treatment, the Fund must, among other things, distribute at least 90% of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. A RIC may satisfy the 90% distribution requirement by distributing dividends (other than capital gain dividends) during the taxable year (including dividends declared in October, November or December of a taxable year that, if paid in the following January, are treated as paid by a RIC and received by its shareholders in the prior taxable year). In addition, a RIC may, in certain cases, satisfy the 90% distribution requirement by distributing dividends relating to a taxable year after the close of such taxable year under the “spillover dividend” provisions of the Code. If a RIC makes a spillover dividend the amounts will be included in IRS Form 1099-DIV for the year the spillover distribution is paid.

The Fund can offer no assurance that it will achieve results that will permit the Fund to pay any cash distributions. If the Fund issues senior securities, the Fund will be prohibited from making distributions if doing so causes the Fund to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of the Fund’s borrowings. See “CERTAIN TAX CONSIDERATIONS.”

The Fund has adopted an “opt out” dividend reinvestment plan for Shareholders. As a result, if the Fund makes a distribution, then Shareholders have their distributions reinvested in additional Shares unless they specifically “opt out” of the DRIP so as to have their distributions paid in cash. See “CERTAIN TAX CONSIDERATIONS.”

DIVIDEND REINVESTMENT PLAN

The Fund has adopted an “opt-out” dividend reinvestment plan pursuant to which all Shareholders will have the full amount of their cash distributions reinvested in additional Shares unless a Shareholder elects otherwise. Any distributions of the Fund’s Shares pursuant to the DRIP are dependent on the continued registration of the Fund’s securities or the availability of an exemption from registration in the recipient’s home state. Participants in the DRIP are free to elect to participate or terminate participation in the DRIP within a reasonable time as specified below.

Shareholder Distribution Election Options

A Shareholder may elect the following options for distributions:

●	Reinvest dividends, capital gains and all return of capital;

●	Reinvest capital gains and return of capital; distribute dividends in cash;

●	Reinvest return of capital; distribute capital gains and dividends in cash;

●	Distribute dividends, capital gains and all return on capital.

If you wish to participate in the DRIP and receive your distribution in additional Shares, no action will be required on your part to do so. Investors that wish to receive their distributions in cash may do so by making a written election to not participate in the DRIP on the investor’s application or by notifying the Administrator in writing at [address]. Such written notice must be received by the Administrator 60 days prior to the record date of the distribution or the Shareholder will receive such distribution in shares through the DRIP. For distributions that represent a return of capital, investor’s written election to not participate in the DRIP that represents a return of capital must be received by the Administrator 180 days prior to the record date of the potential distribution. If Shares are held by a broker or other financial intermediary, in some circumstances a Shareholder may “opt out” of the DRIP by notifying its broker or other financial intermediary of such election. Please check with your broker or other financial intermediary for more details.

If you elect not to participate in the DRIP, you will receive any distributions the Fund declares in cash. For example, if the Board authorizes, and the Fund declares, a distribution, then unless you have “opted-out” of the DRIP, you will have your cash distributions reinvested in additional Shares, rather than receiving the cash distributions. The Fund expects to coordinate distribution payment dates so that the same net asset value that is used for the monthly closing date immediately preceding such distribution payment date will be used to calculate the purchase net asset value for purchasers under the DRIP. Shares issued pursuant to the DRIP will have the same voting rights as the Fund’s Shares acquired by subscription to the Fund.

There are no selling commissions, dealer manager fees or other Sales Loads to you as a result of your participation in the DRIP. The Fund pays the Administrator’s fees under the DRIP. If you receive your ordinary cash distributions in the form of Shares as part of the DRIP, you generally are subject to the same U.S. federal, state and local tax consequences as you would be had you elected to receive your distributions in cash.

Your basis for determining gain or loss upon the sale of Shares received in a distribution from the Fund will be equal to the total dollar amount of the distribution payable in cash. Any Shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the Shares are credited to your account. The Fund reserves the right to amend, suspend or terminate the DRIP. You may terminate your account under the DRIP by notifying the Administrator at 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at 1-800-504-9070.

All correspondence concerning the DRIP should be directed to the Administrator by mail at Hatteras Lower Middle Market Buyouts Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Administrator at 1-800-504-9070.

OUTSTANDING SECURITIES

As of the date of this Prospectus, there were no outstanding Shares of the Fund.

REPURCHASES OF SHARES

No Right of Redemption

The Fund is not a liquid investment. No Shareholder (or other person holding Shares acquired from a Shareholder) will have the right to require the Fund to redeem or repurchase its Shares. No public market exists for Shares, and none is expected to develop. Consequently, Shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Periodic Repurchases

The Board, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Shares from Shareholders, including the Adviser and its affiliates, pursuant to written tenders by Shareholders.

The Adviser anticipates recommending to the Board that, under normal market circumstances, the Fund conduct repurchase offers of no more than 5% of the Fund’s net assets generally quarterly beginning on March 31, 2024 (or such date as the Board may determine) and thereafter quarterly on or about each June 30, September 30, December 31 and March 31.

The Fund will make repurchase offers, if any, to all holders of Shares. A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum ownership requirement may be waived by the Board, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required capital balance is maintained.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Subject to the considerations described above, the aggregate value of Shares to be repurchased at any time will be determined by the Board in its sole discretion, and such amount may be stated as a percentage of the value of the Fund’s outstanding Shares. The Fund may also elect to repurchase less than the full amount that a Shareholder requests to be repurchased. If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder.

In determining whether the Fund should offer to repurchase Shares thereof from its Shareholders pursuant to written requests, the Board will consider the recommendation of the Adviser. The Board also may consider the following factors, among others, in determining whether to repurchase Shares and the number of Shares to be repurchased:

●	whether any Shareholders of the Fund have requested to tender Shares to the Fund;
●	the working capital and liquidity requirements of the Fund;
●	the relative sizes of the repurchase requests and the Fund;
●	the past practice of the Fund in repurchasing Shares in the Fund;
●	the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs;
●	the anticipated U.S. federal income tax consequences of any proposed repurchases of Shares in the Fund; and
●	the Fund’s investment plans, the liquidity of its assets (including fees and costs associated with liquidating Fund Investments).

As described above, in certain circumstances the Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund’s net assets. In particular, during periods of financial market stress, the Board may determine that some or all of the Fund Investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

Procedures for Repurchase of Shares

The following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Shares.

The Board will determine that the Fund will offer to repurchase Shares pursuant to written tenders only on terms that the Board determines to be fair to the Fund and Shareholders. The amount due to any Shareholder whose Shares are repurchased will be equal to the value of the Shareholder’s Shares being repurchased, based on the Fund’s net asset value, as of the Valuation Date (as defined below), after reduction for all fees and expenses of the Fund for all periods through the Valuation Date (including, without limitation, the Investment Advisory Fee, Administration Fee, any Incentive Fee and any Early Repurchase Fee (as defined below), any required U.S. federal tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Shares being repurchased (including pursuant to a Discount Repurchase Offer, if applicable). If the Board determines that the Fund will offer to repurchase Shares, written notice will be provided to Shareholders that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other terms and information Shareholders should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the “Expiration Date”) will be a date set by the Board occurring no sooner than twenty business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

The Fund does not generally expect to distribute securities as payment for repurchased Shares except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Shareholders, or if the Fund has received distributions from Portfolio Companies in the form of securities that are transferable to the Fund’s Shareholders. Securities which are distributed in-kind in connection with a repurchase of Shares may be illiquid. Any in-kind distribution of securities will be valued in accordance with the Agreement and Declaration of Trust and will be distributed to all tendering Shareholders on a proportional basis. See “CALCULATION OF NET ASSET VALUE; VALUATION.”

In light of liquidity constraints associated with many of the Fund Investments and the fact that the Fund may have to liquidate interests in such investments to fund the repurchase of Shares and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

●	Shares will be repurchased at their NAV determined as of approximately, June 30, September 30, December 31 and March 31, as applicable (the “Valuation Date”), and any such repurchase will be effected as of the Valuation Date (the “Repurchase Date”). As discussed above, and subject to the considerations described above, it is expected that there will be a Repurchase Date on December 31, 2023 (or such earlier or later date as the Board may determine) and thereafter quarterly on or about each, June 30 and September 30, December 31 and March 31.

●	Within 65 days after the Expiration Date, the Fund will make an initial payment in an amount equal to at least 90% of the estimated aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above(the “Initial Payment”).

●	The second and final payment (the “Final Payment”) is expected to be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, over (ii) the Initial Payment. It is anticipated that the annual audit of the financial statements of the Fund will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be paid in full no later than 5 business days following the completion of such audit.

●	Notwithstanding anything in the foregoing to the contrary, if a Shareholder, after giving effect to the repurchase, would continue to hold at least 5% of the aggregate value of its Shares as of the Valuation Date, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date. Such payment shall be in an amount equal to the excess, if any, of (i) the aggregate value of the repurchased Shares, determined as of the Valuation Date in the manner specified above, based upon information known to the Fund as of the date of the Final Payment, over (ii) the Initial Payment. If, based upon the results of the annual audit of the financial statements of the Fund for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Shares were repurchased was incorrect, the Fund shall decrease such Shareholder’s account balance by the amount of any overpayment and redeem for no additional consideration a number of Shares having a value equal to such amount, or increase such Shareholder’s account balance by the amount of any underpayment Shares issue for no additional consideration a number of Shares having an aggregate value equal to such amount, as applicable, in each case as promptly as practicable following the completion of such audits.

The repurchase of Shares is subject to regulatory requirements imposed by the SEC. The Fund’s repurchase procedures are intended to comply with such requirements. However, in the event that the Board determines that modification of the repurchase procedures described above is required or appropriate, the Board will adopt revised repurchase procedures as necessary to ensure the Fund’s compliance with applicable regulations or as the Board in its sole discretion deems appropriate. Following the commencement of an offer to repurchase Shares, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board, including a majority of the Independent Trustees, that such suspension, postponement or termination is advisable for the Fund and its Shareholders, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine its net asset value, and other unusual circumstances.

Each Shareholder whose Shares have been accepted for repurchase will continue to be a Shareholder of the Fund until the Repurchase Date (and thereafter if the Shareholder retains Shares following such repurchase) and may exercise its voting rights with respect to the repurchased Shares until the Repurchase Date. Moreover, the account maintained in respect of a Shareholder whose Shares have been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Shareholder’s account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

Upon its acceptance of tendered Shares for repurchase, the Fund will maintain daily on its books a segregated account consisting of cash, liquid securities or, to the extent applicable, interests in Fund Investments that the Fund (i) has requested be withdrawn or (ii) is in the process of liquidating (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Final Payments due to Shareholders tendering Shares.

Payments for repurchased Shares may require the Fund to liquidate Fund Investments earlier than the Adviser or Sub-Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund’s portfolio turnover; provided, however, that where the Board determines to make Discount Repurchase Offers as described above, the consequences of such premature liquidation may be wholly or partially mitigated. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund’s operating expenses and impact the ability of the Fund to achieve its investment objective.

A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of Shares from a Shareholder at any time prior to the day immediately preceding the one-year anniversary of the Shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, Shares repurchased will be deemed to have been taken from the earliest purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until all such Shares have been repurchased, and then from each subsequent purchase of Shares by such Shareholder (adjusted for subsequent net profits and net losses) until such Shares are repurchased. An Early Repurchase Fee payable by a Shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Other than the Early Repurchase Fee, the Fund does not presently intend to impose any charges on the repurchase of Shares. However, the Fund is permitted to allocate Shareholders, whose Shares are repurchased, costs and charges imposed by the Fund Investment, if the Adviser determines to liquidate such interests as a result of repurchase tenders by Shareholders and such charges are imposed on the Fund. In the event that any such charges are allocated to the Fund, and subject to applicable law, the Fund may allocate such charges to the Shareholders whose repurchase tenders resulted in the repurchase of a portion of the Shares that resulted in such charges. Additionally, as described above, the Board may offer to repurchase at a discount to net asset value under certain circumstances. The combined amount of such charges and the Early Repurchase Fee will be consistent with any representations and conditions included in the Fund’s multi-class exemptive relief. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief.

A Shareholder who tenders some but not all of its Shares for repurchase will be required to maintain a minimum account balance of $10,000 worth of Shares. Such minimum account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Shareholder so that the required account balance is maintained.

In the event that the Adviser, the Sub-Adviser or any of their respective affiliates hold Shares in its capacity as a Shareholder, such Shares may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Shareholders.

Mandatory Redemption by the Fund

In accordance with the terms and conditions of the Agreement and Declaration of Trust and with Section 23(c) of the 1940 Act and the rules thereunder, the Fund may cause a mandatory redemption of all or some of the Shares of a Shareholder, or any person acquiring Shares from or through a Shareholder, in the event that the Board determines or has reason to believe, in its sole discretion, that: (i) that Shareholder or person’s Shares have been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Shareholder; (ii) ownership of the Shares by such Shareholder or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser or Sub-Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Shares by such Shareholder may be harmful or injurious to the business or reputation of the Fund or the Adviser or Sub-Adviser, or may subject the Fund or any Shareholders or to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Shareholder in connection with the acquisition of Shares was not true when made or has ceased to be true, or the Shareholder has breached any covenant made by it in connection with the acquisition of Shares; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Shares in circumstances where the Board determines that doing so is in the best interests of the Fund in a manner as will not discriminate unfairly against any Shareholder.

TRANSFERS OF SHARES

No person shall become a substituted Shareholder of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Shares held by Shareholders may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder; or (ii) under other limited circumstances, with the consent of the Board (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See “ELIGIBLE INVESTORS.” Notice of a proposed transfer of Shares must also be accompanied by a properly completed subscription document in respect of the proposed transferee. In connection with any request to transfer Shares, the Fund may require the Shareholder requesting the transfer to obtain, at the Shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board generally will not consent to a transfer of Shares by a Shareholder (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Shares, each of the transferee and transferor own less than $10,000 worth of Shares. Each transferring Shareholder and transferee may be charged reasonable expenses, including, but not limited to, attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer.

Any transferee acquiring Shares by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Shareholder, will be entitled to the allocations and distributions allocable to the Shares so acquired, to transfer the Shares in accordance with the terms of the Agreement and Declaration of Trust and to tender the Shares for repurchase by the Fund, but will not be entitled to the other rights of a Shareholder unless and until the transferee becomes a substituted Shareholder as specified in the Agreement and Declaration of Trust. If a Shareholder transfers Shares with the approval of the Board, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Shares are transferred is admitted to the Fund as a Shareholder.

By subscribing for Shares, each Shareholder agrees to indemnify and hold harmless the Fund, the Board, the Adviser, the Sub-Adviser and each other Shareholder, and any affiliate of the foregoing and any of their employees, officers or directors against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Shareholder in violation of the Agreement and Declaration of Trust or any misrepresentation made by that Shareholder in connection with any such transfer.

CALCULATION OF NET ASSET VALUE; VALUATION

The Fund will calculate its net asset value of each class of Shares as of the close of business on the last business day of each month, and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset value of Class R Shares and Class I Shares will be calculated separately based on the fees and expenses applicable to each class. It is expected that the net asset value of Class R Shares and Class I Shares will vary over time due to the different fees and expenses applicable to each class.

The Board has approved valuation procedures for the Fund (the “Valuation Policy”) and has delegated to the Adviser the responsibility to determine the fair value of the Fund’s investments. The Board oversees the Adviser’s implementation of the Valuation Policy and may consult with representatives from the Fund’s outside legal counsel or other third-party consultants in their discussions and deliberations. The valuation of the Fund’s investments is performed in accordance with Financial Accounting Standards Board’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Policy provides that the Fund will value its Fund Investments at fair value.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Adviser considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Adviser makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Adviser will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Primary Investments and Secondary Investments in Private Equity Funds are generally valued based on the latest net asset value reported by the Private Equity Managers considering the subsequent cash flow activity with respect thereto as set forth below. If the Adviser concludes in good faith that the latest net asset value reported by a Private Equity Manager does not represent fair value, the Adviser will make a corresponding adjustment to reflect the current fair value of such Private Equity Fund. In determining the fair value of Fund Investments, the Adviser applies valuation methodologies outlined above. Any cash flows since the reference date of the last net asset value for a Fund Investment received by the Fund from a Private Equity Fund until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the net asset value as reported by the Private Equity Manager.

Notwithstanding the above, Private Equity Managers may adopt a variety of valuation bases and provide differing levels of information concerning Fund Investments and there will generally be no liquid markets for such investments. Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated. Neither of the Board or the Adviser or Sub-Adviser will be able to confirm independently the accuracy of valuations provided by the Private Equity Manager (which are generally unaudited).

Determining the fair value of investments for which market values are not readily available is subject to incomplete information, reporting delays and many subjective estimates; accordingly, fair value determinations made by the Adviser should be considered as estimates. Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available, the fair value of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

The Adviser, the Sub-Adviser and their respective affiliates act as investment adviser to other clients that invest in securities for which no public market price exists. Valuation determinations by the Adviser, the Sub-Adviser or their respective affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Fund, including the Investment Advisory Fee and the Sub-Advisory Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund’s net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of Fund Investments could have an adverse effect on the Fund’s net asset value and the Fund if the judgments of the Board or the Valuation Committee regarding appropriate valuations should prove incorrect.

CERTAIN TAX CONSIDERATIONS

The following is a general summary of certain material U.S. federal income tax consequences applicable to the Fund and to an investment in Shares by a Shareholder. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds Shares as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., investors subject to the alternative minimum tax, tax-exempt organizations, dealers in securities, pension plans and trusts, financial institutions, certain foreign investors and insurance companies) subject to special treatment under U.S. federal income tax laws. In addition, this summary does not specifically address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Shares. This summary assumes that investors hold Shares as capital assets (generally, property held for investment).

THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS URGED TO CONSULT ITS TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF SHARES, INCLUDING APPLICABLE TAX REPORTING REQUIREMENTS.

This summary is based on the Code as in effect on the date of this Prospectus, the Treasury Regulations, rulings of the U.S. Internal Revenue Service (the “IRS”), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the IRS or any other federal, state or local agency with respect to any of the tax issues affecting the Fund. This summary does not discuss any aspects of the U.S. federal estate or gift tax or any state or local or non-U.S. tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if the Fund invested in tax-exempt securities or certain other investment assets.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership with respect to the Shares generally will depend upon the status of the partner and the activities of the partnership. Shareholders in partnerships considering an acquisition of Shares should consult their tax advisers with respect to the partnership’s purchase, ownership and disposition of Shares.

Taxation as a RIC

As a RIC, in any fiscal year with respect to which the Fund distributes at least 90% of the sum of the Fund’s: (i) “investment company taxable income,” which includes, among other items, dividends, interest, the excess of any net realized short-term capital gains over net realized long-term capital losses, and other taxable income (other than any net capital gain), reduced by deductible expenses, determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of the Fund’s gross tax-exempt interest income over certain disallowed deductions), the Fund generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gains that the Fund distributes to its Shareholders. The Fund intends to distribute, in its Shares and/or cash, annually, all or substantially all of such income. To the extent that the Fund retains its net capital gains for investment or any investment company taxable income, the Fund will be subject to U.S. federal income tax. The Fund may choose to retain its net capital gains for investment or any investment company taxable income, and pay the associated U.S. federal corporate income tax, including the U.S. federal excise tax (described below).

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount and each Shareholder will be required to include its share of the deemed distribution in income as if it had been actually distributed to the Shareholder, and such Shareholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by the Fund for U.S. federal income tax purposes. The amount of the deemed distribution net of such tax will be added to the Shareholder’s cost basis for its Shares. Since the Fund generally would be required to pay tax on any retained net capital gains at the Fund’s regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual Shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. Shareholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a Shareholder’s liability for U.S. federal income tax. A Shareholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form to claim a refund with respect to the allocable share of the taxes that the Fund has paid. For U.S. federal income tax purposes, the tax basis of Shares owned by a Shareholder will be increased by an amount equal to the excess of the amount of undistributed capital gains included in the Shareholder’s gross income over the tax deemed paid by the Shareholder as described in this paragraph. To utilize the deemed distribution approach, the Fund must provide written notice to Shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.” The Fund may also make actual distributions to its Shareholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax (the “Excise Tax”) on certain undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (i) 98% of the Fund’s net ordinary income for each calendar year, (ii) 98.2% of the Fund’s capital gain net income for the one-year period ending October 31 in that calendar year and (iii) any income recognized, but not distributed, in preceding years and on which the Fund paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”). For purposes of the required Excise Tax distribution, the income and gains of Fund Investments are expected to be treated as arising in the hands of the Fund at the time realized and recognized by the Fund Investments. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the Excise Tax, sufficient amounts of the Fund’s taxable income and capital gains may not be distributed to avoid entirely the imposition of the Excise Tax. In that event, the Fund will be liable for the Excise Tax only on the amount by which the Fund does not meet the Excise Tax Avoidance Requirement.

Given the difficulty of estimating Fund income and gains in a timely fashion, each year the Fund is likely to be liable for a 4% excise tax on the portion of under distributed income and gains of the Fund.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

●	derive in each taxable year at least 90% of the Fund’s gross income from dividends, interest, payments with respect to certain securities, loans, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “Source of Income Test”); and

●	diversify the Fund’s holdings so that at the end of each quarter of the taxable year:

●	at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of such issuer; and

●	no more than 25% of the value of the Fund’s assets are invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

In the event the Fund owns equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the Source of Income Test and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the Source of Income Test, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

The Fund is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the Investment Company Act, the Fund is not permitted to make distributions to its Shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet the Fund’s distribution requirements may be limited by (i) the illiquid nature of the Fund’s portfolio and/or (ii) other requirements relating to the Fund’s qualification as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

Fund Investments

The Fund will invest a portion of its assets in Fund Investments that are classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership, rather than an association or publicly traded partnership taxable as a corporation, is not itself subject to federal income tax. Instead, each partner of the partnership must take into account its distributive share of the partnership’s income, gains, losses, deductions and credits (including all such items allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner’s taxable year, without regard to whether such partner has received or will receive corresponding cash distributions from the partnership. Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that the Fund receives corresponding cash distributions from a Fund Investment. In such case, the Fund might have to borrow money or dispose of investments, including interests in Fund Investments, and the Fund might have to sell shares of the Fund, in each case including when it is disadvantageous to do so, in order to make the distributions required in order to maintain its status as a RIC and to avoid the imposition of a federal income or excise tax.

In addition, the character of a partner’s distributive share of items of partnership income, gain and loss generally will be determined as if the partner had realized such items directly. Fund Investments classified as partnerships for federal income tax purposes may generate income allocable to the Fund that is not qualifying income for purposes of the Source of Income Test. In order to meet the Source of Income Test, the Fund may structure its investments in a way potentially increasing the taxes imposed thereon or in respect thereof. Because the Fund may not have timely or complete information concerning the amount and sources of such a Fund Investment’s income until such income has been earned by the Fund Investment or until a substantial amount of time thereafter, it may be difficult for the Fund to satisfy the Source of Income Test.

Furthermore, it may not always be entirely clear how the asset diversification rules for RIC qualification will apply to the Fund’s investments in Fund Investments that are classified as partnerships for federal income tax purposes. The Fund will engage the services of a third-party service provider to collect, aggregate and analyze data on the Fund’s direct and indirect investments in order to ensure that the Fund meets the asset diversification test. In the event that the Fund believes that it is possible that it will fail the asset diversification requirement at the end of any quarter of a taxable year, it may seek to take certain actions to avert such failure, including by acquiring additional investments to come into compliance with the asset diversification test or by disposing of non-diversified assets. Although the Code affords the Fund the opportunity, in certain circumstances, to cure a failure to meet the asset diversification test, including by disposing of non-diversified assets within six months, there may be constraints on the Fund’s ability to dispose of its interest in an Investment Fund that limit utilization of this cure period.

As a result of the considerations described in the preceding paragraphs, the Fund’s intention to qualify and be eligible for treatment as a RIC can limit its ability to acquire or continue to hold positions in Fund Investments that would otherwise be consistent with their investment strategy or can require it to engage in transactions in which it would otherwise not engage, resulting in additional transaction costs and reducing the Fund’s return to Investors.

Unless otherwise indicated, references in this discussion to the Fund’s investments, activities, income, gain, and loss include the direct investments, activities, income, gain, and loss of the Fund, as well as those indirectly attributable to the Fund as result of the Fund’s investment in any Fund Investment (or other entity) that is properly classified as a partnership or disregarded entity for U.S. federal income tax purposes (and not an association or publicly traded partnership taxable as a corporation).

Certain of the Fund’s investment practices are subject to special and complex U.S. federal income tax provisions that may: (i) disallow, suspend, or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above. The Fund will monitor its transactions and may decide to make certain tax elections, may be required to borrow money, or may be required to dispose of securities to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

Investments the Fund makes in securities issued at a discount or providing for deferred interest or paid-in-kind interest are subject to special tax rules that will affect the amount, timing, and character of distributions to the Fund’s Shareholders. For example, with respect to securities issued at a discount, the Fund will generally be required to accrue daily, as income, a portion of the discount and to distribute such income each year to maintain the Fund’s qualification as a RIC and to avoid U.S. federal income and the Excise Tax. Since in certain circumstances the Fund may recognize income before or without receiving cash representing such income, the Fund may have difficulty making distributions in the amounts necessary to satisfy the Annual Distribution Requirement and for avoiding U.S. federal income and the Excise Tax. Accordingly, the Fund may have to sell some of its investments at times the Fund would not consider advantageous, raise additional debt or equity capital, or reduce new investment originations to meet these distribution requirements. If the Fund is not able to obtain cash from other sources, the Fund may fail to qualify as a RIC and thereby be subject to corporate-level U.S. federal income tax.

In the event the Fund invests in foreign securities, the Fund may be subject to withholding and other foreign taxes with respect to those securities. The Fund does not expect to satisfy the requirement to pass through to the Fund’s Shareholders their share of the foreign taxes paid by the Fund.

The Fund may invest in non-U.S. corporations (or other non-U.S. entities treated as corporations for U.S. federal income tax purposes). Thus, it is possible that one or more such entities in which the Fund invests could be treated under the Code and Treasury Regulations as a “passive foreign investment company” or a “controlled foreign corporation.” The rules relating to investments in these types of non-U.S. entities are designed to ensure that U.S. taxpayers are either, in effect, taxed currently (or on an accelerated basis with respect to corporate level events) or taxed at increased tax rates at distribution or disposition. In certain circumstances this could require the Fund to recognize income where the Fund does not receive a corresponding payment in cash and make distributions with respect to such income in order to maintain the Fund’s qualification as a RIC. Under such circumstances, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to maintain RIC tax treatment under the Code. Under certain circumstances an investment in a passive foreign investment company could result in a tax to the Fund and/or an increase in the amount of taxable distributions by the Fund.

Failure to Qualify as a RIC

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (and the Fund also would be subject to any applicable state and local taxes), regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 10-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

Taxation of U.S. Shareholders

A “U.S. Shareholder” generally is a beneficial owner of Shares which is for U.S. federal income tax purposes:

●	a citizen or individual resident of the United States;

●	a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state or the District of Columbia;

●	a trust, if a court in the United States has primary supervision over its administration and one or more U.S. persons have the authority to control all decisions of the trust, or the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person; or

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

Distributions by the Fund generally are taxable to U.S. Shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. Shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. To the extent such distributions paid by the Fund to non-corporate U.S. Shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such “qualifying dividends” may be eligible for a reduced rate of U.S. federal income tax. Distributions of the Fund’s net capital gains (which is generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by the Fund as “capital gain dividends” will be taxable to a U.S. Shareholder as long-term capital gains that are currently taxable at a maximum U.S. federal income tax rate of 20% in the case of individuals, trusts or estates, regardless of the U.S. Shareholder’s holding period for its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. Shareholder’s adjusted tax basis in such Shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. Shareholder.

In the event that the Fund retains any net capital gains, the Fund may designate the retained amounts as undistributed capital gains in a notice to the Fund’s Shareholders. If a designation is made, Shareholders would include in income, as long-term capital gains, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate U.S. federal income tax paid by the Fund. In addition, the tax basis of Shares owned by a U.S. Shareholder would be increased by an amount equal to the difference between (i) the amount included in the U.S. Shareholder’s income as long-term capital gains and (ii) the U.S. Shareholder’s proportionate share of the corporate U.S. federal income tax paid by the Fund.

For purposes of determining (i) whether the Annual Distribution Requirement is satisfied for any year and (ii) the amount of distributions paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. Shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by the Fund in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been paid by the Fund and received by the Fund’s U.S. Shareholders on December 31 of the year in which the distribution was declared.

A U.S. Shareholder participating in the DRIP will be taxed on the amount of such distribution in the same manner as if such Shareholder had received such distribution in cash. Any stock received in a purchase under the DRIP will have a holding period for tax purposes commencing on the day following the day on which Shares are credited to a U.S. Shareholder’s account.

A U.S. Shareholder generally will recognize taxable gain or loss if the U.S. Shareholder sells or otherwise disposes of its Shares. The amount of gain or loss will be measured by the difference between such U.S. Shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. Shareholder has held its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. Shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. Shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. Shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. Shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

The Code requires the Fund to report U.S. Shareholders’ cost basis, gain/loss, and holding period to the IRS on Form 1099s when “covered” securities are sold. For purposes of these reporting requirements, all of the Fund’s Shares acquired by non-tax-exempt Shareholders, including those acquired through DRIP, will be considered “covered” securities. The Fund intends to choose FIFO (“first-in, first-out”) as the Fund’s default tax lot identification method for all Shareholders. A tax lot identification method is the way the Fund will determine which specific Shares are deemed to be sold when there are multiple purchases on different dates at differing transaction prices, and the entire position is not sold at one time. The Fund’s default tax lot identification method is the method “covered” securities will be reported on your IRS Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so from the time you are admitted as a Shareholder up through and until the sale of the “covered” securities. For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” You are encouraged to refer to the appropriate Treasury Regulations or consult your tax adviser with regard to your personal circumstances and any decisions you may make with respect to choosing a tax lot identification method.

The Fund may be required to withhold U.S. federal income tax, or backup withholding, currently at a rate of 24%, from all distributions to any non-corporate U.S. Shareholder (i) who fails to furnish the Fund with a correct taxpayer identification number or a certificate that such Shareholder is exempt from backup withholding or (ii) with respect to whom the IRS notifies the Fund that such Shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. Shareholder’s U.S. federal income tax liability, provided that proper information is provided to the IRS.

A U.S. Shareholder that is an individual or estate, or a trust that does not fall into a special class of trusts that is exempt from such tax, will generally be subject to a 3.8% tax on the lesser of (i) the U.S. Shareholder’s “net investment income” for a taxable year and (ii) the excess of the U.S. Shareholder’s modified adjusted gross income for such taxable year over $200,000 ($250,000 in the case of joint filers). For these purposes, “net investment income” will generally include taxable distributions and deemed distributions paid with respect to the Shares, and net gain attributable to the disposition Shares (in each case, unless such Shares are held in connection with certain trades or businesses) but will be reduced by any deductions properly allocable to such distributions or net gain.

U.S. Shareholders should consult their tax advisers with respect to the U.S. federal, state, local and non-U.S. tax consequences of the purchase, ownership and disposition of Shares, including applicable tax reporting obligations.

Taxation of Tax-Exempt Investors

Under current law, the Fund serves to prevent the attribution to Shareholders of unrelated business taxable income (“UBTI”) from being realized by its tax-exempt Shareholders (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt Shareholder could realize UBTI by virtue of its investment in Shares if such tax-exempt Shareholder borrows to acquire its Shares.

Taxation of Non-U.S. Shareholders

A “Non-U.S. Shareholder” generally is a beneficial owner of Shares that is not a U.S. Shareholder or an entity treated as a partnership for U.S. federal income tax purposes. This includes nonresident alien individuals, foreign trusts or estates and foreign corporations. Whether an investment in Shares is appropriate for a Non-U.S. Shareholder will depend upon that person’s particular circumstances. An investment in Shares may have adverse tax consequences as compared to a direct investment in the assets in which the Fund will invest. Non-U.S. Shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements.

Distributions of “investment company taxable income” to Non-U.S. Shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. Shareholders directly) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. Shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. Shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. Shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. Shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. Shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. Shareholder must comply with applicable certification requirements relating to its Non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. Shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. Shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. Shareholder in the United States,) or, in the case of an individual, the Non-U.S. Shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. Shareholder’s allocable share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. Shareholders, distributions (both cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. Shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. Shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of most types of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally will be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. Shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. Each Non-U.S. Shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. Shareholder, which may include providing certain information in respect of such Non-U.S. Shareholder’s beneficial owners).

* * * * *

THE TAX AND OTHER MATTERS DESCRIBED IN THIS PROSPECTUS DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS. EACH INVESTOR SHOULD CONSULT ITS TAX ADVISER AS TO THE U.S. FEDERAL, STATE, LOCAL AND NON-U.S. TAX CONSEQUENCES OF THE ACQUISITION, OWNERSHIP AND DISPOSITION OF SHARES, INCLUDING APPLICABLE TAX REPORTING OBLIGATIONS.

ERISA CONSIDERATIONS

ERISA and the Code impose certain requirements on employee benefit plans to which Part 4 (“Fiduciary Responsibility”) of Subtitle B of Title I of ERISA applies, and on those persons who are fiduciaries with respect to such plans (“ERISA Plans”). The Code imposes certain requirements on certain other plans (such as individual retirement accounts and Keogh plans) (and their fiduciaries) that, although not subject to ERISA, are subject to certain similar rules of the Code (“Code Plans”). (Such ERISA Plans and such Code Plans, collectively, “Plans”). In accordance with ERISA’s general fiduciary standards, before investing in the Fund, an ERISA Plan fiduciary should determine whether such an investment is permitted under the governing instruments and is appropriate for the ERISA Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, and that Plan assets generally be held in trust. ERISA requires that the indicia of ownership of ERISA Plan assets generally be maintained within the jurisdiction of the federal district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See “Taxes.”

Unless statutory or administrative exemptions are available, Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan (“parties in interest” within the meaning of ERISA and “disqualified persons” within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans’ direct or indirect investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Advisers and/or entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a “party in interest” or “disqualified person” with respect to (including a fiduciary of) any such prospective Plan investor.

The U.S. Department of Labor has promulgated a regulation (the “Plan Asset Regulation”) describing the circumstances in which a direct or indirect investment in the Fund by Plans might result in the assets of the Fund being deemed to constitute the assets of the investing Plans. The Plan Asset Regulation also contains provisions that permit direct or indirect investments in a commingled vehicle, like the Fund, without the vehicle being deemed to constitute the assets of the investing Plans. One of these provisions provides that the underlying assets of a commingled vehicle will not be considered “plan assets” if, immediately after the most recent acquisition of any equity interest in the vehicle, whether or not from the vehicle, less than 25% of the value of each class of equity interests in the Fund is held by “benefit plan investors” (disregarding for this purpose any equity interests held by any person (other than a benefit plan investor) who has discretionary authority or control with respect to the assets of the vehicle or any person who provides investment advice for a fee with respect to the vehicle’s assets, or any affiliate of such a person). Under the Plan Asset Regulation, as modified by Section 3(42) of ERISA the term “benefit plan investor” includes ERISA Plans, Code Plans, and entities whose assets consist of “plan assets.” The Fund expects that the investment in the Fund by Plans and other benefit plan investors will be below the 25% limit described above and, accordingly, that the assets of the Fund will not be deemed to constitute “plan assets.” In order to effect this limitation, the Fund reserves the right to exclude Plans and other benefit plan investors from the Fund (including, without limitation, by rejecting commitments in respect to Shares by any such investors or by requiring any such investors to reduce or terminate their Shares at any time) if the Fund determines that participation or continued participation by any such entity or entities in the Fund causes or could cause benefit plan investors to hold 25% or more of any class of Shares of the Fund.

Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to the requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

THE FUND’S SALE OF SHARES TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER, THE SUBADVISER, OR ANY OF THEIR AFFILIATES, OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE SHARES, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

BY ITS PURCHASE OF THE SHARES BY AN ERISA PLAN, EACH OF THE ERISA PLAN UNIT HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH ERISA PLAN UNIT HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) NEITHER THE ADVISER OR SUBADVISER NOR ANY OF THEIR AFFILIATES HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, AND (C) NO ADVICE PROVIDED BY THE ADVISER OR SUBADVISER OR ANY OF THEIR AFFILIATES HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH ERISA PLAN UNIT HOLDER IN CONNECTION WITH SUCH PURCHASE. BY ITS PURCHASE OF THE SHARES BY ANY PLAN, EACH OF THE PLAN UNIT HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (D) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA AND/OR THE CODE, OTHER APPLICABLE LAW, AND THE GOVERNING PLAN DOCUMENTS AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE SHARES WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

ELIGIBLE INVESTORS

Each prospective investor in the Fund will be required to certify that it is a “qualified client” within the meaning of Rule 205-3 under the Advisers Act and an “accredited investor” within the meaning of Rule 501 under the Securities Act. The criteria for qualifying as a “qualified client” and an “accredited investor” are set forth in the subscription document that must be completed by each prospective investor.

Shares are being offered only to investors that meet the criteria for qualifying as “qualified clients” who are either (i) U.S. persons for U.S. federal income tax purposes or (ii) non-U.S. persons that meet additional eligibility standards as defined by the Fund in its sole discretion. Investors who meet such qualifications are referred to in this Prospectus as “Eligible Investors.” The qualifications required to invest in the Fund will appear in subscription documents that must be completed by each prospective investor. Existing Shareholders who request to purchase additional Shares will be required to qualify as “Eligible Investors” and to complete an additional investor certification prior to any additional purchase.

Prospective investors that are non-U.S. persons under the Securities Act of 1933, as amended or for U.S. federal income tax purposes must request a copy of supplemental offering materials without charge by writing to Hatteras Lower Middle Market Buyouts Fund, c/o UMB Fund Services, Inc. at 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at [ ]. See “CERTAIN TAX CONSIDERATIONS—Taxation of Non-U.S. Shareholders.”

DESCRIPTION OF SHARES

The Fund is authorized to offer two separate classes of Shares designated as Class R Shares and Class I Shares. While the Fund presently offers two classes of Shares, it may offer other classes of Shares as well in the future. From time to time, the Board may create and offer additional classes of Shares, or may vary the characteristics of the Class R Shares and Class I Shares described herein, including without limitation, in the following respects: (1) the amount of fees permitted by a distribution and/or service plan as to such class; (2) voting rights with respect to a distribution and/or service plan as to such class; (3) different class designations; (4) the impact of any class expenses directly attributable to a particular class of Shares; (5) differences in any dividends and net asset values resulting from differences in fees under a distribution and/or service plan or in class expenses; (6) the addition of Sales Loads; (7) any conversion features, as permitted under the Investment Company Act.

PURCHASING SHARES

Purchase Terms

The minimum initial investment in the Fund for Class R Shares is $25,000, and the minimum initial investment for Class I Shares is $1,000,000. The minimal additional investment is $5,000 for both Class R Shares and Class I Shares. However, the Fund, in its sole discretion, may accept investments below these minimums. Investors subscribing through a given broker/dealer or registered investment adviser may have shares aggregated to meet these minimums, so long as denominations are not less than $10,000 and incremental contributions are not less than $1,000. The purchase price of Shares on the Initial Closing Date will be $[10.00] per Share, and thereafter the purchase price for Share is based on the net asset value per Share as of the date such Shares are purchased. Fractions of Shares will be issued to one one-thousandth of a Share.

Class R Shares are sold at the public offering price, which is the NAV plus an initial maximum 3.50% Sales Load, which varies with the amount you invest as shown in the following chart. This means that part of your investment in the Fund will be used to pay the Sales Load.

Front-End Sales Load As a % Of Offering Price	Class R Shares Sales Load Schedule Front-End Sales Load As a % Of Net Investment	Dealer Reallowance As a % of Offering Price
3.50%	3.63%	3.50%

Class I Shares are not subject to initial Sales Load.

Shares will generally be offered for purchase as of the first business day of each month, except that Shares may be offered more or less frequently as determined by the Board in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Except as otherwise permitted by the Board, initial and subsequent purchases of Shares will be payable in cash. Each initial or subsequent purchase of Shares will be payable in one installment which will generally be due (i) three business days prior to the date of the proposed acceptance of the purchase set by the Fund, which is expected to be the last day of each calendar month (the “Acceptance Date”), where funds are remitted by wire transfer, or (ii) ten business days prior to the Acceptance Date, where funds are remitted by check. A prospective investor must also submit a completed subscription document (including investor certifications) at least five business days before the Acceptance Date. The Fund reserves the right, in its sole discretion, to accept or reject any subscription to purchase Shares in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Shareholder until cleared funds have been received. In the event that cleared funds and/or a properly completed subscription document (including investor certifications) are not received from a prospective investor prior to the cut-off dates pertaining to a particular offering, the Fund may hold the relevant funds and subscription document for processing in the next offering.

Pending any offering, funds received from prospective investors will be placed in an account with the Transfer Agent. On the date of any closing, the balance in the account with respect to each investor whose investment is accepted will be invested in the Fund on behalf of such investor. Any interest earned with respect to such account will be paid to the Fund and allocated pro rata among Shareholders.

ADDITIONAL INFORMATION

Futures Transactions

The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act of 1974, as amended (the “CEA”), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA. In February 2012, the Commodity Futures Trading Commission (the “CFTC”) adopted certain regulatory changes that will subject the adviser of an investment company to registration as a Commodity Pool Operator (“CPO”) if the investment company is unable to comply with certain trading and marketing limitations.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or a CPO. First, the aggregate initial margin and premiums required to establish an investment company’s position in such investments may not exceed 5% of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the net asset value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser was required to register as a CPO, the disclosure and operations of the Fund would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop. A related CFTC proposal to harmonize applicable CFTC and SEC regulations could, if adopted, mitigate certain disclosure and operational burdens if CPO registration were required.

The SEC recently adopted new regulations governing the use of derivatives by registered investment companies ("Rule 18f-4"). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives the Fund can enter into, eliminate the asset segregation framework currently used by the Fund to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require the Fund to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Subsidiaries

The Fund may make investments through wholly-owned subsidiaries (“Subsidiaries”). Such Subsidiaries will not be registered under the Investment Company Act; however, the Fund will wholly own and control any Subsidiaries. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any Subsidiary, and the Fund’s role as sole shareholder of any Subsidiary. To the extent applicable to the investment activities of a Subsidiary, the Subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such Subsidiary to determine compliance with its investment policies. The Fund complies with: Section 8 of the Investment Company Act governing investment policies on an aggregate basis with any Subsidiary. The Fund also complies with Section 18 of the Investment Company Act governing capital structure and leverage on an aggregate basis with each Subsidiary so that the Fund treats a Subsidiary’s debt as its own for purposes of Section 18. Further, each Subsidiary complies with the provisions of Section 17 of the Investment Company Act relating to affiliated transactions and custody. Any Subsidiary would use UMB Bank, n.a. as custodian. The Fund will not create or acquire primary control of any entity which engages in investment activities in securities or other assets, other than entities wholly owned by the Fund.

SUMMARY OF THE AGREEMENT OF AGREEMENT AND DECLARATION OF TRUST

An investor in the Fund will be a Shareholder of the Fund and his or her rights in the Fund will be established and governed by the Agreement and Declaration of Trust that is included as Appendix A to this Prospectus. A prospective investor and his or her adviser should carefully review the Agreement and Declaration of Trust as each Shareholder will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the Agreement and Declaration of Trust that may not be described elsewhere in this Prospectus. The description of such items and provisions is not definitive and reference should be made to the complete text of the Agreement and Declaration of Trust.

Shareholders; Additional Classes of Shares

Persons who purchase Shares will be Shareholders of the Fund. The Advisers may invest in the Fund as a Shareholder.

In addition, to the extent permitted by the Investment Company Act and subject to the Fund’s exemptive relief from the SEC, the Fund reserves the right to issue additional classes of Shares in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Shares offered in this Prospectus. There can be no assurance that the Fund will seek, or that the SEC will grant, such exemptive relief.

Liability of Shareholders

Under Delaware law and the Agreement and Declaration of Trust, each Shareholder will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Shareholder, in the sole discretion of the Board, may be obligated to return to the Fund amounts distributed to the Shareholder, or the Board may reduce any amount payable by the Fund to a Shareholder in respect of a redemption of Shares, in accordance with the Agreement and Declaration of Trust in certain circumstances. See “REPURCHASES OF SHARES—Periodic Repurchases.”

Legal Proceedings

The Agreement and Declaration of Trust provides that by virtue of becoming a shareholder of the Fund, each shareholder shall be held expressly to have agreed to be bound by the provisions of the Agreement and Declaration of Trust. However, shareholders should be aware that they cannot waive their rights under the federal securities laws. The Agreement and Declaration of Trust provides a detailed process for the bringing of derivative actions by shareholders for claims other than federal securities law claims beyond the process otherwise required by law. This derivative actions process is intended to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. Further, no Shareholder may maintain a derivative action with respect to the Fund or any class of the Fund unless holders of at least 10% of the outstanding Shares of the Fund or 10% of the outstanding Shares of the Class to which such action relates, join in the bringing of such action. The Agreement and Declaration of Trust details conditions that must be met with respect to the demand. Following receipt of the demand, the Trustees must be afforded a reasonable amount of time to investigate and consider the demand. The Trustees will be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Fund for the expense of any such advisors in the event that the Trustees determine not to bring such action. The Fund’s process for bringing derivative suits may be more restrictive than other investment companies. The process for derivative actions for the Fund also may make it more expensive for a shareholder to bring a suit than if the shareholder was not required to follow such a process.

Limitation of Liability; Indemnification

The Agreement and Declaration of Trust provides that the Trustees and former Trustees of the Board and officers and former officers of the Fund shall not be liable to the Fund or any of the Shareholders for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance or gross negligence of the duties involved in the conduct of their office or as otherwise required by applicable law, except as to duties (including state law duties fiduciary duties of loyalty and care) and liabilities with respect to matters arising under federal securities laws. The Agreement and Declaration of Trust also contains provisions for the indemnification, to the extent permitted by law, of the Trustees and former Trustees of the Board and officers and former officers of the Fund (as well as certain other related parties) by the Fund (but not by the Shareholders individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Shareholder for the repayment of any positive balance in the Shareholder’s capital account or for contributions by the Shareholder to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the Agreement and Declaration of Trust shall not be construed so as to limit liability or provide for indemnification of the Trustees and former Trustees of the Board, officers and former officers of the Fund, and the other persons entitled to such indemnification for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreement and Declaration of Trust to the fullest extent permitted by law.

Amendment of the Agreement and Declaration of Trust

The Agreement and Declaration of Trust may generally be amended, in whole or in part, with the approval of a majority of the Board (including a majority of the Independent Trustees, if required by the Investment Company Act) and without the approval of the Shareholders unless the approval of Shareholders is required under the Investment Company Act. However, certain amendments to the Agreement and Declaration of Trust involving capital accounts and allocations thereto may not be made without the written consent of each Shareholder materially adversely affected thereby or unless each Shareholder has received written notice of the amendment and any Shareholder objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board) to have all of its Shares repurchased by the Fund.

Term, Dissolution, and Liquidation

The Fund shall be dissolved:

(1)       upon the affirmative vote to dissolve the Fund by a majority of the Trustees of the Board; or

(2)       as required by operation of law.

Upon the occurrence of any event of dissolution, one or more Trustees of the Board or the Adviser, acting as liquidator under appointment by the Board (or another liquidator, if the Board does not appoint one or more Trustees of the Board or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund’s assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Shareholders) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Shareholders; and (iii) finally to the Shareholders (including the Adviser) proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Shareholders in facilitating an orderly liquidation.

The Board may, in its sole discretion, and if determined to be in the best interests of the Shareholders, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law and could result in additional expenses to the Shareholders.

REPORTS TO SHAREHOLDERS

The Fund will furnish to Shareholders as soon as practicable after the end of each of its taxable years such information as is necessary for them to complete U.S. federal and state income tax or information returns, along with any other tax information required by law. The Fund anticipates sending Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act.

FISCAL YEAR

The Fund’s first fiscal year will conclude on [  ]. Thereafter, the Fund’s fiscal year will be the 12-month period ending on [March 31]. The Fund’s first taxable year will conclude on [  ]. Thereafter, the Fund’s taxable year will be the 12-month period ending on [September 30].

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

The Board has selected [  ], located at [  ] as independent registered public accountants for the Fund.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund and the Independent Trustees of the Fund.

INQUIRIES

Inquiries concerning the Fund and the Shares (including procedures for purchasing Shares) should be directed to: Brittney Chick-Reny, Hatteras Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615.

APPENDIX A

[AGREEMENT AND DECLARATION OF TRUST – TO BE FILED BY AMENDMENT}

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to completion dated September 22, 2022

STATEMENT OF ADDITIONAL INFORMATION

Hatteras Lower Middle Market Buyouts Fund

Class R Shares

Class I Shares

Dated [  ], 2022

8510 Colonnade Center Drive, Suite 150

Raleigh, NC 27615

Telephone: (888) 363-2324

This Statement of Additional Information (“SAI”) is not an offering memorandum. This SAI relates to and should be read in conjunction with the prospectus (the “Prospectus”) of Hatteras Lower Middle Market Buyouts Fund (the “Fund”) dated [  ], 2022, as it may be further amended or supplemented from time to time. A copy of the Prospectus may be obtained without charge by contacting the Fund at the telephone number or address set forth above.

This SAI is not an offer to sell shares of the Fund (“Shares”) and is not soliciting an offer to buy the Shares in any state where the offer or sale is not permitted.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

TABLE OF CONTENTS

INVESTMENT POLICIES AND PRACTICES	1
FUNDAMENTAL POLICIES	1
ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS	2
BOARD OF TRUSTEES AND OFFICERS	22
CODES OF ETHICS	26
INVESTMENT MANAGEMENT AND OTHER SERVICES	26
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL	33
CUSTODIAN	33
PROXY VOTING POLICIES AND PROCEDURES	34
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	35
FINANCIAL STATEMENTS	35
ADDITIONAL INFORMATION	36
Appendix A	A-1

INVESTMENT POLICIES AND PRACTICES

The investment objective and the principal investment strategies of the Fund, as well as the principal risks associated with such investment strategies, are set forth in the Prospectus. Certain additional information regarding the investment program of the Fund is set forth below.

FUNDAMENTAL POLICIES

The Fund’s stated fundamental policies, which are listed below, may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund. Within the limits of these fundamental policies, the Fund’s management has reserved freedom of action. As defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), the vote of a “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders of the Fund (the “Shareholders”) duly called, (a) of 67% or more of the Shares represented at such meeting, if the holders of more than 50% of the Shares of the Fund are present in person or represented by proxy; or (b) of more than 50% of the Shares, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the fundamental policies of the Fund, the management of the Fund has reserved freedom of action. The Fund may not:

●	Issue senior securities or borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC;

●	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in connection with the disposition of its portfolio securities;

●	Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements and except as permitted under the 1940 Act;

●	Invest 25% or more of the value of the Fund’s total assets in the securities of issuers that the adviser determines are engaged in any single industry, except that U.S. Government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to investments by the Fund in Fund Investments (or in another comparable investment pool). The Fund may invest in Fund Investments that may concentrate their assets in one or more industries.

●	Purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein), except that it may hold for prompt sale and sell real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it; and

●	Purchase or sell commodities or commodities contracts or oil, gas or mineral programs, except that it may enter into (i) futures and options on futures and (ii) forward contracts.

For purposes of the Fund’s policy not to concentrate its investments as described above, the Fund will not invest 25% or more of its assets in a Fund Investment that it knows concentrates its assets in a single industry.

1

No other policy, including the investment objective of the Fund is a fundamental policy of the Fund. The Board of Trustees may modify the Fund’s borrowing policies subject to applicable law, including any required shareholder approval.

Under the 1940 Act, the Fund is not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the 1940 Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock.

The Fund may not issue “senior securities,” except as permitted by the 1940 Act. Nevertheless, the Fund may engage in certain investment activities for which assets of the Fund may be designated as segregated, or for which margin, collateral or escrow arrangements may be established, to cover certain obligations of the Fund. Examples of those activities include borrowing money, reverse repurchase agreements, delayed-delivery and when-issued arrangements for portfolio securities transactions, and contracts to buy or sell derivatives, hedging instruments, options or futures.

With respect to these investment restrictions and other policies described in this SAI (except the Fund’s policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund’s total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund’s investment policies and restrictions do not apply to the activities and transactions of the Fund Investments in which the assets of the Fund are invested, but will apply to investments made by the Fund directly (or any account consisting solely of the Fund’s assets).

The Fund’s investment objective is not in itself fundamental, and may be changed by the approval of the Fund’s Board of Trustees, and without the approval of the Shareholders.

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE FUND AND THE RELATED RISKS

As discussed in the Prospectus, to pursue its objective, the Fund invests substantially all of its assets in the Fund Investments. Through the Fund, eligible investors can gain immediate exposure to a diversified, evergreen private equity portfolio focused on North American lower middle market buyouts.

The Fund’s investments (the “Fund Investments”) are expected to include:

●	“Secondary Investments” by purchasing existing interests in private equity funds (“Private Equity Funds”) managed by third-party managers (“Private Equity Managers”);

●	“Direct Investments” and “Co-Investments” in the equity and/or debt of portfolio companies;

●	“Primary Investments” by making commitments for interests in new Private Equity Funds, including without limitation, fund-of-funds managed by Private Equity Managers; and

●	“Publicly Traded Private Investments” by investing in publicly traded private equity companies, funds or other investment vehicles.

Additional information regarding the types of securities and financial instruments in which the Private Equity Managers may invest the assets of Fund Investments, and certain of the investment techniques that may be used by the Private Equity Managers, is set forth below. Detailed information on the investment strategies in which the Private Equity Managers invest is set forth in the Prospectus under the section titled “INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES — PRINCIPAL INVESTMENT STRATEGIES.”

2

Equity Securities

Fund Investments may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and foreign issuers. The value of equity securities depends on business, economic and other factors affecting those issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Private Equity Managers may generally invest in equity securities without restriction. These investments may include securities of companies with small to medium-sized market capitalizations, including “microcap” companies and growth stage companies. The securities of certain companies, particularly smaller-capitalization companies, involve higher risks in some respects than do investments in securities of larger companies. For example, prices of small-capitalization and even medium-capitalization stocks are often more volatile than prices of large-capitalization stocks, and the risk of bankruptcy or insolvency of many smaller companies (with the attendant losses to investors) is higher than for larger, “blue-chip” companies. In addition, due to thin trading in the securities of some small-capitalization companies, an investment in those companies may be illiquid.

Fixed-Income Securities

Fund Investments may include investments in fixed-income securities. Private Equity Managers will invest in these securities when their yield and potential for capital appreciation are considered sufficiently attractive, and also may invest in these securities for defensive purposes and to maintain liquidity. Fixed-income securities include bonds, notes and debentures issued by U.S. and foreign corporations and governments. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness or financial condition of the issuer and general market liquidity (i.e., market risk). Certain portfolio securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to significant reductions of yield and possible loss of principal.

Fund Investments may invest in both investment grade and non-investment grade debt securities (commonly referred to as “junk bonds”). Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (a “Rating Agency”) in one of the four highest rating categories or, if not rated by any Rating Agency, have been determined by a Private Equity Manager to be of comparable quality.

Private Equity Managers may investment in non-investment grade debt securities, including convertible debt securities, are considered by the Rating Agencies to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Non-investment grade securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade securities to make principal and interest payments than is the case for higher grade securities. In addition, the market for lower grade securities may be thinner and less liquid than the market for higher grade securities.

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Non-U.S. Securities

Fund Investments may invest in equity and fixed-income securities of non-U.S. issuers and in depositary receipts, such as American Depositary Receipts (“ADRs”), that represent indirect interests in securities of non-U.S. issuers. Non-U.S. securities in which Private Equity Managers may invest may be listed on non-U.S. securities exchanges or traded in non-U.S. over-the-counter markets or may be purchased in private placements and not be publicly traded. Investments in non-U.S. securities are affected by risk factors generally not thought to be present in the U.S. These factors are listed in this SAI under “RISKS OF SECURITIES ACTIVITIES OF THE PRIVATE EQUITY MANAGERS — NON-U.S. INVESTMENTS.”

As a general matter, Private Equity Managers are not required to hedge against non-U.S. currency risks, including the risk of changing currency exchange rates, which could reduce the value of non-U.S. currency denominated portfolio securities irrespective of the underlying investment. However, from time to time, a Private Equity Manager may enter into forward currency exchange contracts (“forward contracts”) for hedging purposes and non-hedging purposes to pursue its investment objective. Forward contracts are transactions involving the Private Equity Managers’ obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Private Equity Manager for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when the manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Private Equity Manager to “lock in” the U.S. dollar price of the security. Forward contracts also may be used to attempt to protect the value of the Private Equity Managers’ existing holdings of non-U.S. securities. There may be, however, imperfect correlation between the Private Equity Managers’ non-U.S. securities holdings and the forward contracts entered into with respect to such holdings. Forward contracts also may be used for non-hedging purposes to pursue a Private Equity Managers’ investment objective, such as when a Private Equity Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in such currencies are not then held in the Private Equity Manager’s investment portfolio.

ADRs involve substantially the same risks as investing directly in securities of non-U.S. issuers, as discussed above. ADRs are receipts typically issued by a U.S. bank or trust company that show evidence of underlying securities issued by a non-U.S. corporation. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers.

Money Market Instruments

The Fund and/or Private Equity Managers may during periods of adverse market or economic conditions for defensive purposes, invest some or all of their assets in cash, cash equivalents, money market instruments (which may include commercial paper, certificates of deposit), and other short-term obligations which generally have remaining maturities of one year or less, in such amounts as the Fund’s investment adviser, Hatteras Investment Partners, LP (the “Adviser” or “Hatteras”) deems appropriate under the circumstances. If the Fund invests in such manner, it may not achieve its investment objective. The Fund or the Fund Investments may also invest in these instruments for liquidity purposes pending allocation of their respective offering proceeds and other circumstances.

Repurchase Agreements

The Fund and/or Private Equity Managers may invest in repurchase agreements from a bank that is a member of the Federal Reserve System, a foreign bank or a securities dealer that agrees to repurchase the securities from the Fund, a Fund Investment at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent or otherwise fails to repurchase the securities, the Fund, or the Fund Investment would have the right to sell the securities. This right, however, may be restricted, or the value of the securities may decline before the securities can be liquidated. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund or the Fund Investment might encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. Repurchase agreements that are subject to foreign law may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and they therefore may involve greater risks. The Fund has adopted specific policies designed to minimize certain of the risks of loss from the Fund’s use of repurchase agreements.

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Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of a security to a bank or securities dealer and the simultaneous agreement to repurchase the security for a fixed price, reflecting a market rate of interest, on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund Investment. Reverse repurchase agreements are a form of leverage which also may increase the volatility of a Fund Investments’ investment portfolio.

Special Investment Techniques

The Fund may use a variety of special investment techniques as more fully discussed below to hedge a portion of their investment portfolios against various risks or other factors that generally affect the values of securities. They may also use these techniques for non-hedging purposes in pursuing their investment objectives. These techniques may involve the use of time as new instruments and techniques are introduced or as a result of regulatory developments. Certain of the special investment techniques that a Fund Investment may use are speculative and involve a high degree of risk, particularly when used for non-hedging purposes. It is possible that any hedging transaction may not perform as anticipated and that a Fund Investment may suffer losses as a result of its hedging activities.

Options and Futures

The Private Equity Managers may utilize options and futures contracts. Such transactions may be effected on securities exchanges, in the over-the-counter market, or negotiated directly with counterparties. When such transactions are purchased over-the-counter or negotiated directly with counterparties, a Fund Investment bears the risk that the counterparty will be unable or unwilling to perform its obligations under the option contract. Such transactions may also be illiquid and, in such cases, the Private Equity Managers may have difficulty closing out its position. Over-the-counter options purchased and sold by Fund Investments may include options on baskets of specific securities.

The Private Equity Managers may purchase call and put options on specific securities, on indices, on currencies or on futures, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which a Fund Investment owns the underlying security. The sale of such an option exposes a Fund Investment during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on a Fund Investments’ books. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while also depriving the seller of the opportunity to invest the segregated assets. Options sold by the Fund Investments need not be covered.

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A Private Equity Manager may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. A Fund Investment will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Private Equity Managers would ordinarily effect a similar “closing sale transaction,” which involves liquidating a position by selling the option previously purchased, although the Private Equity Managers could exercise the option should it deem it advantageous to do so.

The use of derivatives that are subject to regulation by the Commodity Futures Trading Commission (the “CFTC”) by Fund Investments could cause the Fund to be a commodity pool, which would require the Fund to comply with certain rules of the CFTC. The Fund intends to claim an exemption from registration as a “Commodity Pool Operator” under Rule 4.5 of the Commodity Exchange Act, as amended, (the “CEA”) and therefore will not be subject to registration as Commodity Pool Operators under the CEA. The Adviser is also exempt from registration as Commodity Pool Operators under the CEA. The Fund does not trade commodity interests directly and the Adviser does not allocate more than 50% of the Fund’s assets to Fund Investments that trade commodity interests.

Fund Investments may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that might be realized in trading could be eliminated by adverse changes in the exchange rate, or a loss could be incurred as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC.

Engaging in these transactions involves risk of loss, which could adversely affect the value of a Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund Investment to substantial losses.

Successful use of futures also is subject to a Private Equity Manager’s ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

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Some or all of the Private Equity Managers may purchase and sell stock index futures contracts for a Fund Investment. A stock index future obligates the Fund Investment to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in those securities on the next business day.

Some or all of the Private Equity Managers may purchase and sell interest rate futures contracts for a Fund Investment. A contract for interest rate futures represents an obligation to purchase or sell an amount of a specific debt security at a future date at a specific price.

Some or all of the Private Equity Managers may purchase and sell currency futures. A currency future creates an obligation to purchase or sell an amount of a specific currency at a future date at a specific price.

Options on Securities Indexes

Some or all of the Private Equity Managers may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue their investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Adviser of options on stock indexes will be subject to the Private Equity Managers’ ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Warrants and Rights

Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Swap Agreements

The Private Equity Managers may enter into equity, interest rate, index and currency rate swap agreements on behalf of Fund Investments. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an investment was made directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

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Most swap agreements entered into by a Fund Investment would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, a Fund Investment’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that a party is contractually obligated to make. If the other party to a swap defaults, a Fund Investment’s risk of loss consists of the net amount of payments that it contractually is entitled to receive.

To achieve investment returns equivalent to those achieved by the Private Equity Managers in whose investment vehicles the Fund could not invest directly, perhaps because of its investment minimum or its unavailability for direct investment, the Fund may enter into swap agreements under which the Fund may agree, on a net basis, to pay a return based on a floating interest rate, and to receive the total return of the reference investment vehicle over a stated time period. The Fund may seek to achieve the same investment result through the use of other derivatives in similar circumstances. The

U.S. federal income tax treatment of swap agreements and other derivatives used in the above manner is unclear. The Fund does not currently intend to use swaps or other derivatives in this manner.

Lending Portfolio Securities

Fund Investments may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. The Fund Investments continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities which affords the Fund Investments an opportunity to earn interest on the amount of the loan and on the loaned securities’ collateral. The Fund Investments generally will receive collateral consisting of cash, U.S. government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund Investments might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with a Fund Investment.

When-Issued, Delayed Delivery and Forward Commitment Securities

To reduce the risk of changes in securities prices and interest rates, the Fund Investments may purchase securities on a forward commitment, when-issued or delayed delivery basis, which means delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable with respect to such purchases are fixed when a Fund Investment enters into the commitment, but a Fund Investment does not make payment until it receives delivery from the counterparty. After a Fund Investment commits to purchase such securities, but before delivery and settlement, it may sell the securities if it is deemed advisable.

Securities purchased on a forward commitment or when-issued or delayed delivery basis are subject to changes in value, generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise, based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities so purchased may expose the Fund Investments to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued or delayed delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment, when-issued or delayed delivery basis when a Fund Investment is fully or almost fully invested results in a form of leverage and may result in greater potential fluctuation in the value of the net assets of the Fund Investment. In addition, there is a risk that securities purchased on a when-issued or delayed delivery basis may not be delivered and that the purchaser of securities sold by a Fund Investment on a forward basis will not honor its purchase obligation. In such cases, the Fund Investment may incur a loss.

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THE FUND MAY CHANGE ITS INVESTMENT OBJECTIVE, POLICIES, RESTRICTIONS, STRATEGIES AND TECHNIQUES

Except as otherwise indicated, the Fund may change its investment objective and any of its policies, restrictions, strategies, and techniques without Shareholder approval. The Fund’s investment objective is not a fundamental policy and it may be changed by the Board of Trustees without Shareholder approval. Notice will be provided to Shareholders prior to any such change.

RISKS OF SECURITIES ACTIVITIES OF THE PRIVATE EQUITY MANAGERS

All securities investing and trading activities involve the risk of loss of capital. While the Adviser will attempt to moderate these risks, there can be no assurance that the Fund’s investment activities will be successful or that the Shareholders will not suffer losses. The following discussion sets forth some of the more significant risks associated with the styles of investing which may be utilized by one or more Private Equity Managers:

Equity Securities

The Fund’s and/or a Private Equity Manager’s investment portfolios may include long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. A Private Equity Manager also may invest in depositary receipts relating to non-U.S. securities, which are subject to the risks affecting investments in foreign issuers discussed under “NON-U.S. INVESTMENTS,” below. Issuers of unsponsored depositary receipts are not obligated to disclose material information in the United States, and therefore, there may be less information available regarding such issuers. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced.

Bonds and Other Fixed Income Securities

Fund Investments may invest in bonds and other fixed income securities, both U.S. and non-U.S., and may take short positions in these securities. Fund Investments will invest in these securities when they offer opportunities for capital appreciation (or capital depreciation in the case of short positions) and may also invest in these securities for temporary defensive purposes and to maintain liquidity. Fixed income securities include, among other securities: bonds, notes and debentures issued by U.S. and non-U.S. corporations; U.S. government securities or debt securities issued or guaranteed by a non-U.S. government; municipal securities; and mortgage-backed and asset backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

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Non-U.S. Investments

Fund Investments, on a limited basis, may include invest in securities of non-U.S. companies and countries. Foreign obligations have risks not typically involved in domestic investments. Foreign investing can result in higher transaction and operating costs for the Fund. Foreign issuers are not subject to the same accounting and disclosure requirements to which U.S. issuers are subject and consequently, less information may be available to investors in companies located in such countries than is available to investors in companies located in the United States. The value of foreign investments may be affected by: exchange control regulations; fluctuations in the rate of exchange between currencies and costs associated with currency conversions; the potential difficulty in repatriating funds; expropriation or nationalization of a company’s assets; delays in settlement of transactions; changes in governmental economic or monetary policies in the Unites States or abroad; or other political and economic factors.

Securities of issuers in emerging and developing markets present risks not found in securities of issuers in more developed markets. Securities of issuers in emerging and developing markets may be more difficult to sell at acceptable prices and their prices may be more volatile than securities of issuers in more developed markets. Settlements of securities trades in emerging and developing markets may be subject to greater delays than in other markets so that the Fund might not receive the proceeds of a sale of a security on a timely basis. Emerging markets generally have less developed trading markets and exchanges, and legal and accounting systems.

Foreign Currency Transactions

Fund Investments, on a limited basis, may engage in foreign currency transactions for a variety of purposes, including “locking in” the U.S. dollar price of a security between trade and settlement date, or hedging the U.S. dollar value of securities held in a Fund Investment. Fund Investments may also engage in foreign currency transactions for non-hedging purposes to generate returns.

Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Fund Investment agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Fund Investment would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund Investment has contracted to receive in the exchange. A Private Equity Manager’s success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

The Fund Investments may enter into forward contracts (“forward contracts”) for hedging and non-hedging purposes in pursuing its investment objective. Forward contracts are transactions involving an obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used for hedging purposes to protect against uncertainty in the level of future non-U.S. currency exchange rates, such as when a Private Equity Manager anticipates purchasing or selling a non-U.S. security. This technique would allow the Private Equity Manager to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an existing holding of non-U.S. securities. Imperfect correlation may exist, however, between the non-U.S securities holdings of a Fund Investment, and the forward contracts entered into with respect to those holdings. In addition, forward contracts may be used for non-hedging purposes, such as when a Private Equity Manager anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the applicable investment portfolio. Generally, Fund Investments are subject to no requirement that they hedge all or any portion of their exposure to non-U.S. currency risks, and there can be no assurance that hedging techniques will be successful if used.

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Small Capitalization Issuers

Fund Investments may invest in smaller capitalization companies, including micro-cap companies. Investments in smaller capitalization companies often involve significantly greater risks than the securities of larger, better-known companies because they may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. The prices of the securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies, as these securities typically are traded in lower volume and the issuers typically are more subject to changes in earnings and prospects. In addition, when selling large positions in small capitalization securities, the seller may have to sell holdings at discounts from quoted prices or may have to make a series of small sales over a period of time.

Distressed Securities

Certain of the companies in whose securities the Fund Investments may invest may be in transition, out of favor, financially leveraged or troubled, or potentially troubled, and may be or have recently been involved in major strategic actions, restructurings, bankruptcy, reorganization or liquidation. These characteristics of these companies can cause their securities to be particularly risky, although they also may offer the potential for high returns. These companies’ securities may be considered speculative, and the ability of the companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic factors affecting a particular industry or specific developments within the companies. Such investments can result in significant or even total losses. In addition, the markets for distressed investment assets are frequently illiquid.

Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate or disenfranchise particular claims. Such companies’ securities may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to a Fund Investment’s investment in any instrument, and a significant portion of the obligations and preferred stock in which a Fund Investment invests may be less than investment grade. Any one or all of the issuers of the securities in which a Fund Investment may invest may be unsuccessful or not show any return for a considerable period of time. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. There is no assurance that the Private Equity Managers will correctly evaluate the value of the assets collateralizing such Fund Investments’ loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company in which the Fund Investments invest, such Fund Investment may lose its entire investment, may be required to accept cash or securities with a value less than such Fund Investment’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from a Fund Investment’s investments may not compensate the investors adequately for the risks assumed.

In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied) or will result in a distribution of cash or a new security the value of which will be less than the purchase price to a Fund Investment of the security in respect to which such distribution was made.

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In certain transactions, a Fund Investments may not be “hedged” against market fluctuations, or, in liquidation situations, may not accurately value the assets of the company being liquidated. This can result in losses, even if the proposed transaction is consummated.

Illiquid Fund Investment

Fund Investments may invest in securities that are subject to legal or other restrictions on transfer or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and a Fund Investment may not be able to sell them when the Private Equity Manager desires to do so or to realize what the Private Equity Manager perceives to be their fair value in the event of a sale. The sale of restricted and illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at prices that are lower than similar securities that are not subject to restrictions on resale.

The Fund itself is illiquid and subject to substantial restrictions on transfer. The Fund will typically have only limited rights to withdraw its investments. The illiquidity of this investment may adversely affect the Fund if it sold such investment at an inopportune time. See “Repurchase Offers” in the Fund’s Prospectus.

Payment In-Kind for Repurchased Shares

The Fund does not expect to distribute securities as payment for repurchased Shares except in unusual circumstances, such as in the unlikely event that making a cash payment would result in a material adverse effect on the Fund or on Shareholders not requesting that their Shares be repurchased, or that the Fund has received distributions from the Fund Investments or securities from such Fund Investments that are transferable to the Shareholders. In the event that the Fund makes such a distribution of securities as payment for Shares, Shareholders will bear any risks of the distributed securities (see “SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES” below) and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Securities Believed to Be Undervalued or Incorrectly Valued

Securities that Private Equity Managers believe are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame a Private Equity Manager anticipates. As a result, the Fund Investments may lose all or substantially all of its investment in any particular instance. In addition, there is no minimum credit standard that is a prerequisite to a Private Equity Manager’s investment in any instrument and some obligations and preferred stock in which the Private Equity Managers invest may be less than investment grade.

Event-Driven Strategies

Event-driven strategies generally incur significant losses when proposed transactions are not consummated. The consummation of mergers, tender offers, and exchange offers and other significant corporate events can be prevented or delayed by a variety of factors, including: (i) regulatory intervention; (ii) efforts by the target company to pursue a defensive strategy, including a merger with, or a friendly tender offer by, a company other than the offeror; (iii) failure to obtain the necessary shareholder approvals; (iv) adverse market or business conditions resulting in material change or termination of the pending transaction; (v) additional requirements imposed by law; and (vi) inability to obtain adequate financing.

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Activist Trading Strategy

The success of the Fund’s investments in Fund Investments that pursue an activist trading strategy may require, among other things: (i) that the Adviser properly identify companies whose securities prices can be improved through corporate and/or strategic action; (ii) that the Fund Investments acquire sufficient securities of such companies at a sufficiently attractive price; (iii) that the Fund Investments avoid triggering anti- takeover and regulatory obstacles while aggregating its position; (iv) that management of companies and other security holders respond positively to the Adviser’s proposals; and (v) that the market price of a company’s securities increases in response to any actions taken by companies. There can be no assurance that any of the foregoing will succeed.

Successful execution of an activist strategy will depend on the cooperation of security holders and others with an interest in the company.

Some security holders may have interests which diverge significantly from those of the Fund Investments and some of those parties may be indifferent to the proposed changes. Moreover, securities that the Adviser believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the Private Equity Managers anticipate, even if a Fund Investment’s strategy is successfully implemented. Even if the prices for a company’s securities have increased, there is no assurance that the Fund Investments will be able to realize any increase in the price of such securities.

Merger Arbitrage

Merger arbitrage is a strategy that seeks to profit from changes in the price of securities of companies involved in extraordinary corporate transactions. The difference between the price paid by the Private Equity Managers for securities of a company involved in an announced extraordinary corporate transaction and the anticipated value to be received for such securities upon consummation of the proposed transaction will often be very small. Since the price bid for the securities of a company involved in an announced extraordinary corporate transaction will generally be at a significant premium above the market price prior to the announcement, if the proposed transaction appears likely not to be consummated or in fact is not consummated or is delayed, the market price of the securities will usually decline sharply, perhaps by more than the Private Equity Managers’ anticipated profit, even if the security’s market price returns to a level comparable to that which exists prior to the announcement of the deal.

Numerous factors, such as the possibility of litigation between the participants in a transaction, the requirement to obtain mandatory or discretionary consents from various governmental authorities or others, or changes in the terms of a transaction either by the initial participants or as a result of the entry of additional participants, make any evaluation of the outcome of an arbitrage situation uncertain; and these uncertainties may be increased by legal and practical considerations that limit the access of the Private Equity Managers to reliable and timely information concerning material developments affecting pending transactions, or that cause delays in the consummation of transactions resulting in an increase of the Fund’s costs.

Major Stock Market Correction

A major stock market correction may result in the widening of arbitrage spreads generally and in the termination of some merger and acquisition (“M&A”) transactions. In the event of such a correction, to the extent the portfolios contain stock-for-stock transactions, short positions held by the Fund (through the Fund Investments) in acquiring companies are anticipated to provide a significant but not complete offset to the potential losses on long positions held by the Fund (through the Fund Investments) in target companies. A major stock market correction may also adversely affect the number and frequency of publicly announced M&A transactions available for investment by the Fund (through the Fund Investments).

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Interest Rate Risk

The Fund Investments, and therefore the Fund, are subject to financial market risks, including the risk of a change in interest rates. A decline in interest rates could reduce the amount of current income the Fund is able to achieve from interest on convertible debt and the proceeds of short sales. An increase in interest rates could reduce the value of convertible securities owned by the Fund Investments. To the extent that the cash flow from a fixed income security is known in advance, the present value (i.e., discounted value) of that cash flow decreases as interest rates increase; to the extent that the cash flow is contingent, the dollar value of the payment may be linked to then prevailing interest rates. The Fund Investments may also invest in floating rate securities.

Interest rates have recently been at or near historic lows. The historically low interest rate environment increases the risks associated with rising interest rates, including the potential for periods of volatility. The Fund Investments, and therefore the Fund, currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.

In the event of a rising interest rate environment, payments under floating rate debt instruments or equities generating yields would rise and there may be a significant number of issuers of such floating rate debt instruments or equities that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments or equities generating yields may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Contingent Liabilities

The Fund may from time to time incur contingent liabilities in connection with an investment made through the Fund Investments. For example, the Fund may purchase from a lender a revolving credit facility that has not yet been fully drawn. If the borrower subsequently draws down on the facility, the Fund might be obligated to fund a portion of the amounts due.

General Credit Risks

The value of any underlying collateral, the creditworthiness of the borrower and the priority of the lien are each of great importance. The Private Equity Managers cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the loan and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Private Equity Managers cannot assure that claims may not be asserted that might interfere with enforcement of the rights of the holder(s) of the relevant debt. In the event of a foreclosure, the liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest on the loan, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the loan or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss. The Fund will not have the right to proceed directly against obligors on bank loans, high yield securities and other fixed income securities selected by the Private Equity Managers (“Reference Securities”).

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Credit Default Swaps

The Fund Investments may enter into credit default swaps. Under these instruments, the Fund Investments will usually have a contractual relationship only with the counterparty of such credit default swaps and not the issuer of the obligation (the “Reference Obligation”) subject to the credit default swap (the “Reference Obligor”). The Fund Investments will have no direct right or recourse against the Reference Obligor with respect to the terms of the Reference Obligation nor any rights of set-off against the Reference Obligor, nor any voting rights with respect to the Reference Obligation. The Fund Investments will not directly benefit from the collateral supporting the Reference Obligation and will not have the benefit of the remedies that would normally be available to a holder of such Reference Obligation. In addition, in the event of the insolvency of the credit default swap counterparty, the Fund Investments will be treated as a general creditor of such counterparty and will not have any claim with respect to the Reference Obligation. Consequently, the Fund Investments will be subject to the credit risk of the counterparty and in the event a Fund Investment will be selling credit default swaps, the Fund Investments will also be subject to the credit risk of the Reference Obligor. As a result, concentrations of credit default swaps in any one counterparty expose the Fund Investments to risk with respect to defaults by such counterparty.

Bank Debt Transactions

Bank debt will be included as Reference Securities. Special risks associated with investments in bank loans and participations include (i) the possible invalidation of an investment transaction as a fraudulent conveyance under relevant creditors’ rights laws, (ii) so-called lender-liability claims by the issuer of the obligations, (iii) environmental liabilities that may arise with respect to collateral securing the obligations, and (iv) limitations on the ability of the holder of the interest affecting the Fund to directly enforce its rights with respect to participations. Successful claims in respect of such matters may reduce the cash flow and/or market value of certain of the Reference Securities.

In addition to the special risks generally associated with investments in bank loans described above, the Fund (through the Fund Investments) in second-lien and unsecured bank loans will entail additional risks, including (i) the subordination of the Fund’s claims to a senior lien in terms of the coverage and recovery from the collateral and (ii) with respect to second-lien loans, the prohibition of or limitation on the right to foreclose on a second-lien or exercise other rights as a second-lien holder, and with respect to unsecured loans, the absence of any collateral on which the Fund may foreclose to satisfy its claim in whole or in part. In certain cases, therefore, no recovery may be available from a defaulted second-lien loan. The Fund’s investments (through the Fund Investments) in bank loans of below investment grade companies also entail specific risks associated with investments in non-investment grade securities.

Complexity of Quantitative Trading Strategies: Reliance on Technology

Many of the investments of the Fund and the trading strategies of the Adviser are expected to execute on behalf of the Fund, are highly complex. In certain cases, the successful application of a particular trading strategy may require relatively sophisticated mathematical calculations and relatively complex computer programs. While the Adviser intends to use “good faith” efforts to carry out such calculations and such programs correctly and to use the aforementioned investments and strategies effectively, there can be no assurance that it will prove successful in doing so. In addition, whether or not such calculations or programs relate to a substantial portion of the investment portfolio of the Fund, any errors in this regard could have a material adverse effect on the Fund.

Certain of the trading strategies expected to be used by the Private Equity Managers are dependent upon various computer and telecommunications technologies. The successful deployment of these strategies, the implementation and operation of these strategies and any future strategies, and various other critical activities of the Private Equity Managers could be severely compromised by telecommunications failures, power loss, software-related “system crashes,” fire or water damage, or various other events or circumstances. The Private Equity Managers do not provide comprehensive and foolproof protection against all such events (whether because they believe such to be impractical or prohibitively expensive in terms of financial expenditures and/or scheduling delays, or for other reasons), and are not expected to secure such comprehensive or foolproof protection. Any event that interrupts computer and/or telecommunications operations could result in, among other things, the inability to establish, modify, liquidate, or monitor the Fund’s investment portfolio, and, for those and other reasons, could have a material adverse effect on the operating results, financial condition, activities, and prospects of the Fund.

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SPECIAL INVESTMENT INSTRUMENTS AND TECHNIQUES

The Private Equity Managers may utilize a variety of special investment instruments and techniques to hedge against various risks (such as changes in interest rates or other factors that affect security values) or for non-hedging purposes to pursue a Fund Investments’ investment objective. These strategies may often be executed through derivative transactions. Certain of the special investment instruments and techniques that the Private Equity Managers may use are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

Derivatives

Derivatives are securities and other instruments the value or return of which is based on the performance of an underlying asset, index, interest rate or other investment. Derivatives may be volatile and involve various risks, depending upon the derivative and its function in a portfolio. Special risks may apply to instruments that are invested in by Fund Investments in the future that cannot be determined at this time or until such instruments are developed or invested in by Fund Investments. Certain swaps, options and other derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk.

Call and Put Options

There are risks associated with the sale and purchase of call and put options. The seller (writer) of a call option which is covered (e.g., the writer holds the underlying security) assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing its entire premium invested in the call option. The seller (writer) of a put option which is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above its short sales price plus the premium received for writing the put option, and gives up the opportunity for gain on the short position if the underlying security’s price falls below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing his entire premium invested in the put option.

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Hedging Transactions

Private Equity Managers may utilize a variety of financial instruments, such as derivatives, options, interest rate swaps, caps and floors, futures and forward contracts to seek to hedge against declines in the values of their portfolio positions as a result of changes in currency exchange rates, certain changes in the equity markets and market interest rates and other events. Hedging transactions may also limit the opportunity for gain if the value of the hedged portfolio positions should increase. It may not be possible for the Private Equity Managers to hedge against a change or event at a price sufficient to protect a Fund Investments’ assets from the decline in value of the portfolio positions anticipated as a result of such change. In addition, it may not be possible to hedge against certain changes or events at all. While the Private Equity Managers may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, or the risks of a decline in the equity markets generally or one or more sectors of the equity markets in particular, or the risks posed by the occurrence of certain other events, unanticipated changes in currency or interest rates or increases or smaller than expected decreases in the equity markets or sectors being hedged or the nonoccurrence of other events being hedged against may result in a poorer overall performance for a Fund than if the Private Equity Managers had not engaged in any such hedging transaction. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio position being hedged may vary. Moreover, for a variety of reasons, the Private Equity Managers may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Such imperfect correlation may prevent the Private Equity Managers from achieving the intended hedge or expose a Fund to additional risk of loss.

Swap Agreements

Fund Investments may enter into equity, interest rate, index and currency rate swap agreements. These transactions will be undertaken in attempting to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund Investments had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a “basket” of securities representing a particular index.

Most of these swap agreements would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund Investments are contractually obligated to make. If the other party to a swap defaults, the risk of loss consists of the net amount of payments that the Fund Investments contractually are entitled to receive.

The U.S. federal income tax treatment of swap agreements and other derivatives as described above is unclear. Swap agreements and other derivatives used in this manner may be treated as a constructive ownership of the reference property which may result in a portion of any long-term capital gain being treated as ordinary income.

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Leverage

In addition to the use of leverage by the Private Equity Managers in their respective trading strategies, the Adviser intends to leverage the Fund’s allocations to the Private Equity Managers through (i) borrowings, (ii) swap agreements, options or other derivative instruments, (iii) employing certain Private Equity Managers (many of which trade on margin and do not generally need additional capital from the Fund in order to increase the level of the positions they acquire for it) to trade notional equity in excess of the equity actually available in their accounts or (iv) a combination of these methods. The financing entity or counterparty on any swap, option or other derivative instrument may be any entity or institution which the Adviser determines to be creditworthy.

The Adviser anticipates that Fund Investments’ investments generally will be maintained representing an aggregate investment with the Private Equity Managers of between 150% to 300% of the Fund’s equity, although this investment leverage varies as the Adviser allocates and reallocates assets.

Thus, the Fund through its leveraged investments in the Fund Investments and through each Private Equity Manager’s use of leverage in its trading strategies, uses leverage with respect to the Shares. As a result of that leverage, a relatively small movement in the spread relationship between the securities and commodities interests the Fund indirectly owns and those which it has indirectly sold short may result in substantial losses.

Investors also should note that the leverage the Private Equity Managers employ in their Fund Investments trading can result in an investment portfolio significantly greater than the assets allocated to their trading, which can greatly increase a Fund’s profits or losses as compared to its net assets. The Private Equity Managers’ anticipated use of short-term margin borrowings results in certain additional risks to the Fund. For example, should the securities that are pledged to brokers to secure the Private Equity Managers’ margin and the Fund Investments decline in value, or should brokers from which the Private Equity Managers have borrowed increase their maintenance margin requirements (i.e., reduce the percentage of a position that can be financed), then the Private Equity Managers could be subject to a “margin call,” pursuant to which the Private Equity Managers must either deposit additional funds with the broker or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a precipitous drop in the value of the assets of the Private Equity Managers, the Private Equity Managers might not be able to liquidate assets quickly enough to pay off the margin debt and might suffer mandatory liquidation of positions in a declining market at relatively low prices, thereby incurring substantial losses.

Short Selling

The Private Equity Managers may engage in short selling. Short selling involves selling securities that are not owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows an investor to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, as the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. For these reasons, short selling is considered a speculative investment practice.

Fund Investments may also effect short sales “against the box.” These transactions involve selling short securities that are owned (or that the Fund Investments have the right to obtain). When the Adviser enters into a short sale against the box, it will set aside securities equivalent in-kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding. Fund Investments will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales against the box.

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OTHER POTENTIAL RISKS AND ADDITIONAL INVESTMENT INFORMATION

Investments in the Private Equity Funds Generally; Dependence on the Private Equity Managers

Because the Fund invests in Private Equity Funds, a Shareholder’s investment in the Fund will be affected by the investment policies and decisions of the Private Equity Managers of each Private Equity Fund in direct proportion to the amount of Fund assets that are invested in each Private Equity Fund. The Fund’s net asset value may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Private Equity Fund invest and the financial condition and prospects of issuers in which the Private Equity Funds invest. Certain risks related to the investment strategies and techniques utilized by the Private Equity Managers are described under “INVESTMENT RELATED RISKS” above. The success of the Fund depends upon the ability of the Private Equity Managers to develop and implement strategies that achieve their investment objectives. Shareholders will not have an opportunity to evaluate the specific investments made by the Private Equity Funds or the Private Equity Managers, or the terms of any such investments. In addition, the Private Equity Managers could materially alter their investment strategies from time to time without notice to the Fund. There can be no assurance that the Private Equity Managers will be able to select or implement successful strategies or achieve their respective investment objectives.

Compensation Arrangements with The Private Equity Managers

Private Equity Managers may receive compensation based on the performance of their investments. Such compensation arrangements may create an incentive to make investments that are riskier or more speculative than would be the case if such arrangements were not in effect. In addition, because performance-based compensation is calculated on a basis that includes unrealized appreciation of a Fund Investment’s assets, such performance-based compensation may be greater than if such compensation were based solely on realized gains.

Business and Regulatory Risks

Legal, tax and regulatory developments that may adversely affect the Fund, the Private Equity Managers or the Fund Investments could occur. Securities and futures markets are subject to comprehensive statutes, regulations and margin requirements enforced by the SEC, other regulators and self-regulatory organizations and exchanges authorized to take extraordinary actions in the event of market emergencies. The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial actions. The regulatory environment for private funds is evolving, and changes in the regulation of private funds and their trading activities may adversely affect the ability of the Fund to pursue its investment strategy and the value of investments held by the Fund. There has been an increase in governmental, as well as self-regulatory, scrutiny of the alternative investment industry in general. It is impossible to predict what, if any, changes in regulations may occur, but any regulations which restrict the ability of the Fund to trade in securities or the ability of the Fund to employ, or brokers and other counterparties to extend, credit in its trading (as well as other regulatory changes that result) could have a material adverse impact on a Fund’s portfolio.

Control Positions

Fund Investments and/or Private Equity Managers may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject the Fund Investments and Private Equity Managers to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved in a manner adverse to the Fund Investments or Private Equity Managers, the Fund Investments likely would suffer losses on their investments. Additionally, should the Fund Investments or Private Equity Managers obtain such a position, such entity may be required to make filings concerning its holdings with the SEC and it may become subject to other regulatory restrictions that could limit the ability of such Fund Investments to dispose of its holdings at a preferable time and in a preferable manner. Violations of these regulatory requirements could subject the Fund Investments to significant liabilities.

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Effect of Investor Withdrawals on an Adviser’s Ability to Influence Corporate Change

From time to time the Fund Investments may acquire enough of a company’s shares or other equity to enable its Private Equity Managers, either alone or together with the members of any group with which the Private Equity Managers are acting, to influence the company to take certain actions, with the intent that such actions will maximize shareholder value. If the investors of such Fund Investments request withdrawals representing a substantial portion of the Fund Investments’ assets during any period when the Private Equity Managers (or members of any such group) are seeking to influence any such corporate changes, the Private Equity Managers may be compelled to sell some or all of the Fund Investments’ holdings of the shares or other equity issued by such company in order to fund such investor withdrawal requests. This may adversely impact, or even eliminate, the Private Equity Managers’ (or the group’s) ability to influence such changes and, thus, to influence shareholder value, possibly resulting in losses to the Fund Investments and subsequently, the Fund.

Reliance on Key Personnel of the Adviser

The Fund’s abilities to identify and invest in attractive opportunities is dependent upon the Adviser. If one or more of the key individuals leaves the Adviser, the Adviser may not be able to hire qualified replacements at all, or may require an extended time to do so. This could prevent the Fund from achieving their investment objective.

Dilution

If the Private Equity Manager limit the amount of capital that may be contributed to the Fund Investments by the Fund, additional sales of Shares of the Fund will dilute the participation of existing Shareholders in the indirect returns to the Fund from such Fund Investments.

Indirect Investment in Fund Investments

Any transaction by which the Fund indirectly gains exposure to the Fund Investments by the purchase of a swap or other contract is subject to special risks. The Fund’s use of such instruments can result in volatility, and each type of instrument is subject to special risks. Indirect investments generally will be subject to transaction and other fees that will reduce the value of the Fund’s investment in the Fund Investments. There can be no assurance that the Fund’s indirect investment in the Fund Investments will have the same or similar results as a direct investment in the Fund Investments, and the Fund’s value may decrease as a result of such indirect investment.

Counterparty Insolvency

The Fund’s and the Fund Investments’ assets may be held in one or more funds maintained for the Fund or the Fund Investments by counterparties, including their prime brokers. There is a risk that any of such counterparties could become insolvent. The insolvency of such counterparties is likely to impair the operational capabilities or the assets of the Fund Investments and the Fund. If one or more of the Fund Investments’ counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of the Fund Investments’ securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.

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In addition, the Fund Investments may use counterparties located in various jurisdictions outside the United States. Such local counterparties are subject to various laws and regulations in various jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund Investments’ assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund Investments and their assets and the Fund. The insolvency of any counterparty would result in a loss to the Fund, which could be material.

Financial Failure of Intermediaries

There is always the possibility that the institutions, including brokerage firms and banks, with which the Fund does business, or to which securities have been entrusted for custodial purposes, will encounter financial difficulties that may impair their operational capabilities or result in losses to the Fund.

Suspensions of Trading

Each exchange typically has the right to suspend or limit trading in all securities that it lists. Such a suspension could render it impossible for a Fund Investment to liquidate its positions and thereby expose it to losses. In addition, there is no guarantee that non-exchange markets will remain liquid enough for the Fund Investments to close out positions.

Enforceability of Claims Against Fund Investments

The Fund has no assurances that they will be able to: (1) effect service of process within the U.S. on foreign Fund Investments; (2) enforce judgments obtained in U.S. courts against foreign Fund Investments based upon the civil liability provisions of the U.S. federal securities laws; (3) enforce, in an appropriate foreign court, judgments of U.S. courts based upon the civil liability provisions of the U.S. federal securities laws; and (4) bring an original action in an appropriate foreign court to enforce liabilities against a Fund Investment or other person based upon the U.S. federal securities laws. It is unclear whether Shareholders would ever be able to bring claims directly against the Fund Investments, domestic or foreign, or whether all such claims must be brought by the Board of Trustees on behalf of Shareholders.

Cybersecurity Risk

The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cybersecurity include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyberattacks. Cybersecurity breaches affecting the Fund, the Adviser, Sub-Adviser, financial intermediaries and other third-party service providers may adversely impact the Fund. For instance, cybersecurity breaches may interfere with the processing of investor transactions, impact the Fund’s ability to calculate its net asset value, cause the release of private investor information or confidential business information, impede investment activities, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for the issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund to lose value.

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BOARD OF TRUSTEES AND OFFICERS

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees of the Fund (the “Board”), subject to the laws of the State of Delaware and the Fund’s agreement and declaration of trust (“Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct and operation of its business. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The trustees of the Board (each, a “Trustee”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees of the Board are not “interested persons” (as defined in the Investment Company Act) of the Fund (collectively, the “Independent Trustees”).

The identity of Trustees of the Board and officers of the Fund, and their brief biographical information, including their addresses, their year of birth and descriptions of their principal occupations during the past five years is set forth below.

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement or bankruptcy. A Trustee may resign upon written notice to the other Trustees of the Fund, and may be removed either by (i) the vote of at least two-thirds of the Trustees of the Fund not subject to the removal vote or (ii) the vote of Shareholders holding not less than two-thirds of the total number of votes eligible to be cast by all Shareholders of the Fund. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, the Sub-Adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustee. A Trustees’ ability to perform his or her duties effectively may have been attained through the Trustees’ business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee. Specific details regarding each Trustees’ principal occupations during the past five years are included in the tables below. See “Board of Trustees and Officers—Independent Trustees” and “Board of Trustees and Officers—Interested Trustees and Officers.”

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INDEPENDENT TRUSTEES

[To be updated]

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER TRUSTEESHIPS** HELD BY TRUSTEE

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

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INTERESTED TRUSTEES AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE

*	Each Trustee serves an indefinite term, until his or her successor is elected.

**	Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

[To be updated with Bios of trustees in a subsequent amendment]

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the Investment Company Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [number of] members, [ ] of whom are Independent Trustees. The Board will meet in-person at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees will meet with their independent legal counsel in-person prior to and during each quarterly in-person board meeting. [As described below, the Board has established an audit committee (the “Audit Committee”), a nominating committee (the “Nominating Committee”), and a valuation committee (the “Valuation Committee”), and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.]

The Board has appointed [ ] to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as liaison with the Adviser, the Sub-Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman serves as a key point person for dealings between management and the Trustees. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Sub-Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, Sub-Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, Sub-Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the President, Chief Financial Officer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian and distributor. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

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Committees of the Board of Trustees

Audit Committee

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [each of the Fund’s Independent Trustees]. As the Fund is recently organized, the Audit Committee did not hold any meetings during the last year.

Nominating Committee

The Board has formed a Nominating Committee that is responsible for selecting and nominating persons to serve as Trustees of the Fund. The Nominating Committee is responsible for both nominating candidates to be appointed by the Board to fill vacancies and for nominating candidates to be presented to Shareholders for election. In performing its responsibilities, the Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held Shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. The Nominating Committee may solicit candidates to serve as trustees from any source it deems appropriate. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Nominating Committee currently consists of [each of the Fund’s Independent Trustees]. As the Fund is recently organized, the Nominating Committee did not hold any meetings during the last year.

[Valuation Committee

The Board has formed a Valuation Committee that is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board and is responsible for carrying out the provisions of its charter. The Valuation Committee currently consists of [each of the Fund’s Trustees]. As the Fund is recently organized, the Valuation Committee did not hold any meetings during the last year.]

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Trustee Ownership of Securities

The Fund has not yet commenced operations, therefore none of the Trustees own shares of the Fund.

Independent Trustee Ownership of Securities of the Adviser

The Fund has not yet commenced operations. Therefore, none of the Independent Trustees (or their immediate family members) owned securities of the Adviser, the Sub-Adviser or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser or Sub-Adviser

Trustee Compensation [to be confirmed/updated]

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $30,000 per year, plus $5,000 per year for serving on Audit Committee, $2,500 per year for serving on the Valuation Committee and $1,500 per quarter for Board meetings, Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

The following table sets forth certain information regarding the compensation of the Funds’ Trustees.

Name of Trustee	Aggregate Compensation from the Fund(1)	Total Compensation from Funds and Fund Complex Paid to Trustees(2)

(1)	The compensation estimated to be paid by the Fund for the first full fiscal year for services to the Fund.
(2)	The total estimated compensation to be paid from the Fund and Fund Complex for a full calendar year.

CODES OF ETHICS

The Fund, Adviser, Sub-Adviser and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Adviser, the Sub-Adviser and Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

The codes of ethics are included as exhibits to the Fund’s registration statement filed with the SEC. The codes of ethics are available on the EDGAR database on the SEC’s Internet site at www.sec.gov, and may be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

INVESTMENT MANAGEMENT AND OTHER SERVICES

The Adviser

Hatteras Investment Partners, LP, located at 8510 Colonnade Center Drive, Suite 150, Raleigh, North Carolina 27615, serves as the Adviser of the Fund and is responsible for determining and implementing the Fund’s overall investment strategy, including direct investments. The Adviser, first established in 2003, is a limited partnership that provides alternative asset management services to institutional investors. The Adviser manages capital in the alternative investments through separate accounts and direct investment funds. The Adviser is an investment adviser registered with the SEC under the Advisers Act.

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The Fund has entered into an investment advisory agreement dated as of [  ] (the “Investment Advisory Agreement”). The Investment Advisory Agreement will become effective upon the Initial Closing Date and will continue in effect for an initial two-year term. Thereafter, the Investment Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING” in the Prospectus. The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board or the Adviser. A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Fund’s first annual or semi-annual report to shareholders.

[The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. Such indemnification includes losses sustained by the Adviser or its affiliates as an indemnitor under any sub-servicing or other agreement entered into by the Adviser for the benefit of the Fund to the extent that such losses relate to the Fund and the indemnity giving rise to the losses is not broader than that granted by the Fund to the Adviser or its affiliates pursuant to the Investment Advisory Agreement. The Fund has the right to consent before the Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Adviser’s entitlement to indemnification).]

The Sub-Adviser

The Fund is sub-advised, on a non-discretionary basis, by P10 Advisors, LLC, which is located at 4514 Cole Avenue, Suite 1600, Dallas, TX, 75205. Pursuant to the terms of the Sub-Advisory Agreement, the Sub-Adviser will make investment recommendations to the Adviser. However, all investment decisions for the Fund (including, without limitation, acquisition and disposition decisions) will be made exclusively by the Adviser. The Adviser will have sole authority, under the terms of the Investment Advisory Agreement, to exercise and direct portfolio transactions on the Fund’s behalf.

Formed in 2021, the Sub-Adviser, an SEC-registered investment adviser, is wholly owned by P10 Holdings, Inc., which is a subsidiary of P10, Inc. (“P10”), a leading multi-asset class private markets solutions provider in the alternative asset management industry. P10 Advisors shares common officers and directors with its parent company, P10, and leverages the resources of P10. Therefore, unless indicated otherwise, references herein to the personnel, services, activities, capabilities and experience of P10 Advisors should be understood generally as including P10.

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[P10’s mission is to provide its investors differentiated access to a broad set of investment solutions that address their diverse investment needs within private markets.

The Fund, the Adviser and P10 entered into an investment sub-advisory agreement dated [ ] (the “Sub-Advisory Agreement”).The Investment Sub-Advisory Agreement will become effective as of the Initial Closing Date and will continue in effect for an initial two-year term. Thereafter, the Investment Sub-Advisory Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the outstanding voting securities of the Fund, or a majority of the Board, and (ii) the vote of a majority of the Independent Trustees of the Fund, cast in person at a meeting called for the purpose of voting on such approval. See “VOTING.” The Investment Sub-Advisory Agreement will terminate automatically if assigned (as defined in the Investment Company Act) and is terminable at any time without penalty upon 60 days’ written notice to the Fund by either the Board, the Adviser or the Sub-Adviser. A discussion regarding the basis for the Board’s approval of the Investment Sub-Advisory Agreement will be available in the Fund’s first report to Shareholders.

[The Investment Sub-Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations and duties to the Fund, the Sub-Advisory and any partner, director, officer or employee of the Sub-Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Sub-Advisory Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund, of the Sub-Adviser, or any partner, director, officer or employee of the Sub-Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance or gross negligence of its obligations to the Fund. The Fund and the Adviser have the right to consent before the Sub-Adviser settles or consents to the settlement of a claim involving such indemnitor losses (but such consent right will not affect the Sub-Adviser’s entitlement to indemnification).]

Investment Management Fees

In consideration of the advisory services provided by the Adviser to the Fund pursuant to the Investment Advisory Agreement, the Fund pays the Adviser a monthly investment advisory fee (the “Investment Advisory Fee”) equal to 1.50%, on an annualized basis, of the greater of (i) the Fund's net asset value and (ii) the Fund’s net asset value less cash and cash equivalents plus the total of all commitments made by the Fund that have not yet been called for investment. The Investment Advisory Fee is paid to the Adviser before giving effect to any repurchase of Shares in the Fund effective as of that date and will decrease the net profits or increase the net losses of the Fund that are credited to its Shareholders. The Fund also reimburses the Adviser for certain out-of-pocket expenses. The Investment Advisory Fee will be computed as of the last day of each month and will be due and payable in arrears within twenty-five business days after the end of the month.

Under the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser will be entitled to receive a percentage of the Investment Advisory Fee.

In addition, at the end of each calendar quarter the Adviser will be entitled to receive an amount (the “Incentive Fee”) equal to 10% of the excess, if any, of (i) the net profits of the Fund for the relevant period over (ii) the then balance, if any, of the Loss Recovery Account. Net profits means the amount by which the net asset value of the Fund on the last day of the relevant period exceeds the net asset value of the Fund as of the beginning of the same period, including any net change in unrealized appreciation or depreciation of investments and realized income, gains or losses and expenses (including offering and organizational expenses).

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The Fund will maintain the Loss Recovery Account, which will have an initial balance of zero and will be (i) increased upon the close of each calendar quarter of the Fund by the amount of the net losses of the Fund for the quarter, and (ii) decreased (but not below zero) upon the close of each calendar quarter by the amount of the net profits of the Fund for the quarter. Shareholders will benefit from the Loss Recovery Account in proportion to their holdings of Shares.

[The Adviser has entered into an expense limitation agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, certain transaction-related expenses, extraordinary expenses, acquired fund fees and expenses, the Investment Advisory Fee, and the Incentive Fee) do not exceed [2.20]%, and [1.20]% of the average daily net assets of Class R Shares and Class I Shares, respectively (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, the Adviser may recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment. The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Trustees. The Expense Limitation Agreement may be terminated by the Fund’s Board of Trustees upon thirty days’ written notice to the Adviser.]

Portfolio Management

The key personnel of the Adviser and the Sub-Adviser who currently have primary responsibility for management of the Fund are set forth below (the “Portfolio Managers”).

Adviser

The personnel of the Adviser who currently have primary responsibility for management of the Fund are:

David B. Perkins, CAIA | Chief Executive Officer, Co-Founder

David is the Chief Executive Officer of Hatteras Investment Partners, LP. As CEO, he sets the overall strategy and culture of the Firm. He is focused on strengthening the relationship between the Advisor and Investor through performance-focused Private Investment solutions.

David has more than three decades of investment management experience and a proven history of building, operating and leading innovation-focused firms.

Prior to co-founding Hatteras, in 1997, David co-founded CAPTRUST, one the largest Registered Investment Advisor firms in America with $575 Billion Assets Under Advisement. Prior to CAPTRUST, in 1990, David and Fielding Miller, partnered to take the innovative fee-based advisory approach to the market at Interstate Johnson Lane.  This partnership later evolved into CAPTRUST. David received his Bachelor of Arts degree from the University of North Carolina at Charlotte and earned his designation as a Chartered Alternatives Investment Analyst (CAIA)® in 2004.

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Thomas P. Riegert, CFA | Chief Investment Officer, Co-Founder

Thomas Riegert is the Chief Investment Officer for Hatteras Investment Partners, LP.  In this role, Tom oversees and provides strategic direction for Hatteras' investment team.  Tom’s responsibilities include investment due diligence, asset allocation, portfolio construction, and risk management.

Prior to joining Hatteras, Tom was an Investment Manager in Wealth Management at Wells Fargo in Charlotte, NC. Previously, Tom held positions at Evergreen Investments including Associate Portfolio Manager and Quantitative Research Analyst. Tom received a Bachelor of Business Administration degree from Ohio University. Tom also holds the Chartered Financial Analyst® designation.

Bryan Lloyd, FRM | Senior Vice President of Risk Management

Bryan Lloyd is the dedicated risk manager for Hatteras Investment Partners, LP. As Senior Vice President of Risk Management, Bryan’s primary responsibilities include the identification, analysis, and mitigation of key portfolio risks to help the Funds improve performance through efficient allocation of Fund assets. Focused on two metrics: probability of losing capital and the uncertainty of returns.

Bryan also supports of the portfolio management team, quantitative research and reporting, and manager due diligence. Prior to joining Hatteras Investment Partners, LP, Bryan participated in NSF-Funded Mathematics Research at the University of North Carolina. Bryan graduated from the University of North Carolina at Chapel Hill with Honors in Mathematics and a Bachelor of Science degree in Mathematics.  Bryan has also earned his designation as a Financial Risk Manager (FRM)® designation.

Sub-Adviser

The personnel of the Sub-Adviser who currently have primary responsibility for management of the Fund are:

William F. Souder | Chief Operating Officer, P10 and P10 Advisors

In addition to his role at P10, Mr. Souder is a Managing Partner and co-founder of RCP Advisors and serves on the Board of Managers of all P10 operating vehicles. He has been involved in the private equity industry for over 20 years. Prior to founding RCP Advisors, Mr. Souder worked for Marsh & McLennan, where he directed their Private Equity and Mergers & Acquisitions Practice throughout the Midwest Region. Fritz received a BA in Economics from the University of Virginia.

C. Clark Webb | Co-Chief Executive Officer, P10 and P10 Advisors

In additional to his role at P10, Mr. Webb is also the Co-Founder and Principal of 210 Capital. Previously, Clark was co-founder and manager of P10 Capital Management, LP, a Co-Portfolio Manager of the Lafayette Street Fund and a Partner at Select Equity Group, L.P. Mr. Webb holds a BA from Princeton University (2003). Mr. Webb is currently Chairman of the Board of Elah Holdings, Inc., Chairman of the Board of Collaborative Imaging, LLC, and a director of Crossroads Impact, Inc. He was formerly a director of Globalscape, Inc.

Robert Alpert | Co-Chief Executive Officer, P10 andP10 Advisors

In addition to his role at P10, Mr. Alpert is also the co-founder and principal of 210 Capital. Additionally, he is the Chairman of the Board of Crossroads Systems, Inc and a director of Elah Holdings, lnc. (ELLH). Mr. Alpert is also a managing member of Merfax Financial Group, LLC, and a director of Redpoint Insurance Group, L.L.C. He was formerly CEO (April 2019-September 2020) and Chairman of the Board of Globalscape, Inc. Before founding 210 Capital, Mr. Alpert was the founder and portfolio manager of Atlas Capital Management, L.P. (October 1995 to September 2015). Mr. Alpert received a B.A. from Princeton University in 1987 and an M.B.A. from Columbia University in 1990.

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[Other Accounts Managed by the Portfolio Managers(1)

Number of Other Accounts Managed and Total Value of Assets by Account Type for Which There is No Performance-Based Fee:			Number of Other Accounts and Total Value of Assets for Which Advisory Fee is Performance-Based:
Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts

(1)	As of []

The figures noted above represent the current commitment amounts of discretionary accounts overseen by the Portfolio Managers. This does not include the value of accounts that are no longer making investments/not in their investment period.

Conflicts of Interest

The Portfolio Managers may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Further, it is the policy of the Sub-Adviser with respect to its clients for which it exercises investment discretion and the investment decisions for those clients, be made based on a consideration of its investment objective and policies, and other needs and requirements affecting each account that it manages, and that investment transactions and opportunities be fairly allocated among its clients, including the Fund.

Compensation of the Portfolio Managers

Hatteras Investment Partners, LP

A competitive base salary and a performance-based bonus structure are in place for all team members. Portfolio Managers are direct equity owners in the Hatteras Investment Partners, LP. Portfolio Managers, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity. In addition, certain employees of the Adviser also receive carried interest from certain of the Adviser’s clients.

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P10 Advisors, LLC

[                 ]

Portfolio Manager Ownership of Securities in the Fund

The Fund has not yet commenced operations; therefore, the Portfolio Managers do not own Shares of the Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Fund

The Adviser will generally select brokers and dealers to effect transactions on behalf of the Fund in substantially the following manner.

In selecting brokers and dealers to effect transactions on behalf of the Fund, the Adviser will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm’s risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. Such transactions shall comply with the safe harbor (the “Safe Harbor”) under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), with respect to the receipt of such services.

Consistent with the principle of seeking best price and execution, the Adviser may place brokerage orders with brokers that provide the Fund and the Adviser with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts.

In most instances, the Fund will purchase interests in a Fund Investment directly from the Fund Investment, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Fund Investments by the Fund) may be subject to expenses. Given the private equity focus of a majority of the Private Equity Funds, significant brokerage commissions are not anticipated to be paid by such funds

Fund Investments

The Fund Investments incur transaction expenses in the management of their portfolios, which will decrease the value of the Fund’s investment in the Fund Investments. In view of the fact that the investment program of certain of the Fund Investments may include trading as well as investments, short-term market considerations will frequently be involved, and it is anticipated that the turnover rates of Fund Investments may be substantially greater than the turnover rates of other types of investment vehicles. In addition, the order execution practices of the Private Equity Managers may not be transparent to the Adviser. Each Private Equity Manager is responsible for placing orders for the execution of its portfolio transactions and for the allocation of its brokerage. The Adviser will have no direct or indirect control over the brokerage or portfolio trading policies employed by the Private Equity Managers. The Adviser expects that each Private Equity Manager will generally select broker-dealers to effect transactions on the Fund Investment’s behalf substantially in the manner set forth below.

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In selecting brokers and dealers to execute transactions on behalf of a Fund Investment, the Adviser expects each Private Equity Manager will generally seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm, the scope and quality of brokerage services provided, and the firm’s risk in positioning a block of securities. Although it is expected that each Private Equity Manager generally will seek reasonably competitive commission rates, a Private Equity Manager may not necessarily pay the lowest commission available on each transaction. The Private Equity Managers may typically have no obligation to deal with any broker or group of brokers in executing transactions in portfolio securities. Brokerage practices adopted by Private Equity Managers with respect to Fund Investments may vary and will be governed by each Fund Investment’s organizational documents.

Consistent with the principle of seeking best price and execution, a Private Equity Manager may place orders for a Fund Investment with brokers that provide the Private Equity Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Private Equity Managers are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Private Equity Managers or their affiliates in providing services to clients other than the investments they manage. In addition, not all of the supplemental information is necessarily used by a Private Equity Manager in connection with the Fund Investments it manages. Conversely, the information provided to a Private Equity Manager by brokers and dealers through which other clients of the Private Equity Manager or its affiliates effect securities transactions may be useful to the Fund Investments.

No guarantee or assurance can be made that a Fund Investment’s brokerage transaction practices will be transparent or that the Fund Investment will establish, adhere to, or comply with its stated practices. However, as the Fund Investments may not be investment companies registered under the 1940 Act, they may select brokers on a basis other than as outlined above and may receive benefits other than research or that benefit the Private Equity Manager or its affiliates rather than the Fund Investment. The Fund will indirectly bear the commissions or spreads in connection with the portfolio transactions of the Fund Investments.

Fund Investments may make investments directly in the issuers of their underlying securities, and in some instances may not be subject to transaction expenses.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM; LEGAL COUNSEL

[  ], located at [  ], has been selected as independent registered public accountants for the Fund and in such capacity will audit the Fund’s annual financial statements.

Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, serves as counsel to the Fund.

CUSTODIAN

UMB Bank, n.a., which has its principal office at 1010 Grand Blvd, Kansas City, MO 64106 (the “Custodian”) serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. sub-custodians in a securities depository, clearing agency or omnibus customer account of such custodian.

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Calculation of net asset value

The Fund will calculate the net asset value as of the close of business on the last business day of each calendar month, each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its net asset value, the Fund will value its investments as of the relevant Determination Date. The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date. The net asset values of each class of shares will be calculated separately based on the fees and expenses applicable to such class. It is expected that the net asset values of Class R and Class I Shares will vary over time as a result of the differing fees and expenses applicable to each class.

PROXY VOTING POLICIES AND PROCEDURES

The Fund invests substantially all of its investable assets in Fund Investments and securities of the Fund Investments, which include, but are not limited to, private partnerships, limited liability companies or similar entities managed by Private Equity Managers (commonly referred to as “hedge funds,” “private equity funds” or “private funds”). Investments in Fund Investments do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Fund may receive notices from such Fund Investments seeking the consent of holders in order to materially change certain rights within the structure of the security itself or change material terms of the Fund Investment’s limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Fund Investments (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund’s portfolio securities to the Adviser, subject to the Board’s general oversight and with the direction that proxies should be voted consistent with the Fund’s best economic interests. In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund. If an analyst, trader or partner of the Adviser believe that voting in accordance with stated proxy-voting guidelines would not be in the best interests of the Fund, the proxy will be referred to the Fund’s Chief Compliance Officer for a determination of how such proxy should be voted.

The Adviser will generally vote to support management recommendations relating to routine matters such as the election of trustees (where no corporate governance issues are implicated), the selection of independent auditors, an increase in or reclassification of common stock, the addition or amendment of indemnification provisions in the company’s charter or by-laws, changes in the board of trustees and compensation of outside directors. The Adviser will generally vote in favor of management or shareholder proposals that the Adviser believe will maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the company’s board of directors and management and maintain or increase the rights of shareholders.

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On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations, reincorporation plans, fair-price proposals and shareholder rights plans so long as such proposals are in the best economic interests of the Fund.

If a proxy includes a matter to which none of the specific policies described above or in the Adviser’s stated proxy-voting guidelines is applicable or a matter involving an actual or potential conflict of interest as described below, the proxy will be referred to the Fund’s Chief Compliance Officer for a determination of how such proxy should be voted.

In exercising its voting discretion, the Adviser and their employees will seek to avoid any direct or indirect conflict of interest presented by the voting decision. If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser (or an affiliate of the Adviser), any issuer of a security for which the Adviser (or an affiliate of the Adviser) acts as sponsor, adviser, manager, custodian, distributor, underwriter, broker or other similar capacity or any person with whom the Adviser (or an affiliate of the Adviser) has an existing material contract or business relationship not entered into in the ordinary course of business (the Adviser and such other persons having an interest in the matter being called “Interested Persons”), the Adviser will make written disclosure of the conflict to the Independent Trustees of the Fund indicating how the Adviser propose to vote on the matter and the reasons for doing so. If the Adviser does not receive timely written instructions as to voting or non-voting on the matter from the Fund’s Independent Trustees, the Adviser may take any of the following actions which they deem to be in the best interests of the Fund: (i) engage an independent third party to determine whether and how the proxy should be voted and vote or refrain from voting on the matter as determined by the third party; (ii) vote on the matter in the manner proposed to the Independent Trustees if the vote is against the interests of all Interested Persons; or (iii) refrain from voting on the matter.

The voting rights of members of the Fund are substantially similar to those of the Shareholders of the Fund. Whenever the Fund is requested to vote on matters pertaining to the Fund, the Fund will seek voting instructions from its Shareholders and will vote the Fund’s interest for or against such matters proportionately to the instructions to vote for or against such matters received from its Shareholders. In the event that the Fund does not receive voting instructions from its Shareholders, the portion of the Fund’s interest allocable to such Shareholders will be voted in the same proportions as the portion with respect to which it has received voting instructions.

The Fund is required to file Form N-PX, with their complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. The Fund’s Form N-PX filing are available: (i) without charge, upon request, by calling 1-800-390-1560, or (ii) by visiting the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

The Fund has not yet commenced operations; therefore, no Shares of the Fund are currently owned.

FINANCIAL STATEMENTS

Appendix A to this SAI provides financial information regarding the Fund. The Fund’s financial statements as of [  ] have been audited by [  ].

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ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the Shares offered hereby, has been filed by the Fund with the SEC. The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the registration statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the Shares offered hereby, reference is made to the registration statement. A copy of the registration statement may be reviewed and copied on the EDGAR database on the SEC’s website at sec.gov. Prospective investors can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov).

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APPENDIX A

[Financial Statements]

PART C:

OTHER INFORMATION

Hatteras Lower Middle Market Buyouts Fund (the “Registrant”)

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Not Applicable.

(2)	Exhibits

(a)(1)	Form of Agreement and Declaration of Trust to be filed by amendment.

(a)(2)	Certificate of Trust is filed herewith.
(a)(3)	Amendment to Certificate of Trust is filed herewith.

(b)	To be filed by amendment.

(c)	Not applicable.

(d)	To be filed by amendment.

(e)	To be filed by amendment.

(f)	Not applicable.

(g)(1)	Form of Investment Management Agreement to be filed by amendment.

(h)(1)	Form of Distribution Services Agreement to be filed by amendment.

(i)	Not applicable.

(j)	Form of Custody Agreement to be filed by amendment.

(k)(1)	Form of Administration, Fund Accounting and Recordkeeping Agreement to be filed by amendment.

(k)(2)	Form of Expense Limitation and Reimbursement Agreement to be filed by amendment.

(l)	Opinion and Consent of Faegre Drinker Biddle & Reath LLP to be filed by amendment.

(m)	Not applicable.

(n)	Not applicable.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)(1)	Code of Ethics of Registrant to be filed by amendment.

(r)(2)	Code of Ethics of Hatteras Investment Partners, LP to be filed by amendment.

(r)(3)	Code of Ethics of P10 Advisors, LLC to be filed by amendment

(s)	Calculation of Registration Fee under the Securities Act of 1933.

Item 26. Marketing Arrangements

Not applicable.

Item 27. Other Expenses of Issuance and Distribution of Securities Being Registered

All figures are estimates*:

Registration fees	$[ ]
Legal fees	$[ ]
Printing fees	$[ ]
Blue Sky fees	$[ ]
Transfer Agent Fees	$[ ]
Total	$[ ]

*	To be completed by pre-effective amendment.

Item 28. Persons Controlled by or Under Common Control With Registrant

Not applicable.

Item 29. Number of Holders of Securities

Title of Class	Number of Shareholders*
Shares	0

*	As of September 21, 2022.

Item 30. Indemnification

To be completed in a pre-effective amendment.

Item 31. Business and Other Connections of Investment Adviser

Information as to the directors and officers of the Registrant’s investment adviser, Hatteras Investment Partners, LP (the “Adviser”), together with information as to any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, executive officer, managing member or partner of the Adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, managing member, partner or trustee, is included in its [Form ADV as filed with the Securities and Exchange Commission (File No. [ ]), and is incorporated herein by reference].

Item 32. Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained at the offices of the Adviser and/or the Registrant’s counsel. The address of each is as follows:

1.	Hatteras Investment Partners, LP

8510 Colonnade Center Drive, Suite 150

Raleigh, North Carolina 27615

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. The Registrant hereby undertakes:

(a)	to file during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b)	that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d)	that, for the purpose of determining liability under the Securities Act to any purchaser:

(1)	if the Registrant is relying on Rule 430B:

(A)	Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B)	Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2)	if the Registrant is subject to Rule 430C: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use;

(e)	that, for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	any free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)	the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes that:

(a) For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective; and;

(b) For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Raleigh, in the State of North Carolina on the 22nd day of September, 2022.

Hatteras Lower Middle Market Buyouts Fund

By:	/s/ David B. Perkins
Name: David B. Perkins
Title: Initial Trustee

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ David B. Perkins
David B. Perkins, Initial Trustee

September 22, 2022

Exhibit Index

(a)(2)	Certificate of Trust
(a)(3)	Amendment to Certificate of Trust
(s)	Calculation of Registration Fee under the Securities Act of 1933.